Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT (this “Agreement”), dated as of April 11, 2025 (the “Restatement Effective Date”), among CONCENTRIX CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto, the L/C ISSUER party hereto, the SWING LINE LENDER party hereto, BANK OF AMERICA, N.A., as successor administrative agent (in such capacity, the “Administrative Agent”), and JPMORGAN CHASE BANK, N.A., as the Existing Administrative Agent (as defined below), the Existing L/C Issuer (as defined below) and the Existing Swing Line Lender (as defined below).
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of April 21, 2023 (as amended, supplemented or otherwise modified from time to time prior to the Restatement Effective Date, the “Existing Credit Agreement”), among the Borrower, the lenders party thereto (collectively, the “Existing Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Existing Administrative Agent”), the swing line lender (in such capacity, the “Existing Swing Line Lender”) and the letter of credit issuer (in such capacity, the “Existing L/C Issuer”).
WHEREAS, the Borrower has requested that the Existing Credit Agreement, including the Schedules and Exhibits thereto, be amended and restated on the Restatement Effective Date as provided herein.
WHEREAS, pursuant to Section 10.05 of the Existing Credit Agreement, (a) JPMorgan Chase Bank, N.A. desires to resign as the Existing Administrative Agent, (b) the Lenders party hereto (constituting Required Lenders (as defined in the Existing Credit Agreement)) desire to appoint Bank of America, N.A. as successor Administrative Agent under the Restated Credit Agreement (as defined below) and the other Loan Documents (as defined in the Restated Credit Agreement) and the Borrower desires to consent to such appointment and (c) Bank of America, N.A. desires to accept such appointment as successor Administrative Agent.
WHEREAS, the Borrower has requested (a) that the Revolving Commitments (as defined in the Existing Credit Agreement) be restated on the Restatement Effective Date as Revolving Commitments, (b) that the Existing Term A Loans (as defined below) be converted to, and exchanged for, Term A-2 Loans immediately after giving effect to the Restatement Effective Date and (c) the establishment, on the Restatement Effective Date, of the Term A-1 Commitments, the 3-Year Delayed Draw Term Commitments and the 5-Year Delayed Draw Commitments, in each case, as further described below and in the Restated Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Capitalized Terms; Rules of Construction. Capitalized terms (including in the recitals hereto) used but not defined herein shall, unless otherwise specified, have the meanings assigned to such terms in the Restated Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Restatement Effective Date Payments.
(a) Notice of Loan Prepayment. Prior to the date hereof, the Borrower has delivered to the Existing Administrative Agent a Notice of Loan Prepayment (as defined in the Existing Credit

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Agreement) in accordance with the requirements of the Existing Credit Agreement with respect to the Restatement Effective Date Existing Term A Loan Prepayment (as defined below).
(b) Payments under Existing Credit Agreement. Substantially concurrently with the effectiveness of this Agreement on the Restatement Effective Date:
(i) the Borrower shall prepay the Term A Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement in the aggregate principal amount of $750,000,000 (such prepayment, the “Restatement Effective Date Existing Term A Loan Prepayment”; and the Term A Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement on the Restatement Effective Date immediately after giving effect to the Restatement Effective Date Existing Term A Loan Prepayment, the “Existing Term A Loans”);
(ii) the Borrower shall repay or pay to the Existing Administrative Agent, for the account of the applicable Existing Lenders, the Existing L/C Issuer or the Existing Swing Line Lender, as the case may be, (A) all accrued and unpaid interest on the Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement to the Restatement Effective Date, (B) all accrued fees owing to the Existing Lenders, the Existing L/C Issuer and the Existing Swing Line Lender under the Existing Credit Agreement to the Restatement Effective Date and (C) all other amounts, if any, owing under the Existing Credit Agreement to, or accrued under the Existing Credit Agreement for the account of, each Exiting Revolving Lender (as defined below); and
(iii) the Borrower shall pay all out-of-pocket costs and expenses of the Existing Administrative Agent required to be reimbursed on or before the Restatement Effective Date (including all fees, charges and disbursements of counsel to the Existing Administrative Agent) pursuant to the Existing Credit Agreement, to the extent invoiced on or prior to the Restatement Effective Date.
The prepayments and payments described in this Section 2(b) shall be deemed to occur immediately prior to the transactions contemplated by Section 3. For the avoidance of doubt and in accordance with Section 2.05(a)(i) of the Existing Credit Agreement, the prepayment described in Section 2(b)(i) shall be applied ratably to the outstanding Term A Loans (as defined in the Existing Credit Agreement) as described in the Existing Credit Agreement.
SECTION 3. Concerning the Administrative Agent.
(a) It is agreed that, substantially concurrently with the effectiveness of this Agreement on the Restatement Effective Date, immediately prior to the consummation of the transactions set forth in Sections 4 and 5, (i) Bank of America, N.A. shall (A) become the Administrative Agent under the Restated Credit Agreement and the other Loan Documents (as defined in the Restated Credit Agreement), (B) succeed to the rights and obligations of the Existing Administrative Agent under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) and (C) become vested with all of the rights, powers, privileges and duties of the Administrative Agent under the Restated Credit Agreement and the other Loan Documents and (ii) JPMorgan Chase Bank, N.A. shall (A) cease to be the Administrative Agent under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) (and, for the avoidance of doubt, shall not be the Administrative Agent under the Restated Credit Agreement and the other Loan Documents (as defined in

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the Restated Credit Agreement)), and (B) be discharged from all of its duties and obligations as the Administrative Agent under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement), but it (and its sub-agents and its and their respective Related Parties) shall continue to be entitled to the benefits of Article X and Section 11.04 of the Existing Credit Agreement, as well as all the other exculpatory, reimbursement and indemnification provisions set forth in any Loan Document (as defined in the Existing Credit Agreement) for the benefit of the “Administrative Agent”, in each case, with respect to any action taken or omitted to be taken by any of them while JPMorgan Chase Bank, N.A. was acting as the Administrative Agent, including with respect to actions taken pursuant to Section 2 (collectively, the “Surviving Provisions”). The Existing Administrative Agent reserves the right to enforce, in respect of such execution, delivery, actions or claims, each and all of the rights, benefits, immunities, exculpatory provisions and indemnities enforceable by the Existing Administrative Agent under the Surviving Provisions. As used in this Section 3(a), the term “Administrative Agent” shall have the meaning (1) with respect to JPMorgan Chase Bank, N.A., set forth in the Existing Credit Agreement and (2) with respect to Bank of America, N.A., set forth in the Restated Credit Agreement.
(b) The parties hereto agree that neither the Existing Administrative Agent, nor any of its Affiliates acting on its behalf, shall bear any responsibility or liability for any actions taken or omitted to be taken by the Administrative Agent or otherwise under this Agreement, the Restated Credit Agreement or the other Loan Documents (as defined in the Restated Credit Agreement) or the transactions contemplated thereby, except to the extent of obligations of a Lender or an L/C Issuer, in their capacities as such, to indemnify the Administrative Agent as expressly provided in the Restated Credit Agreement or other Loan Documents (as defined in the Restated Credit Agreement). The parties hereto agree that neither the Administrative Agent, nor any of its Affiliates acting on its behalf, shall bear any responsibility or liability for any actions taken or omitted to be taken by the Existing Administrative Agent, the Existing L/C Issuer, the Existing Swing Line Lender or otherwise under this Agreement, the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) or the transactions contemplated thereby, except to the extent of obligations of a Lender or an L/C Issuer, in their capacities as such, to indemnify the Existing Administrative Agent as expressly provided in the Existing Credit Agreement or other Loan Documents (as defined in the Existing Credit Agreement).
(c) The Existing Administrative Agent shall not be responsible to the Administrative Agent for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made to the Existing Administrative Agent or by or on behalf of the Borrower or any of its Subsidiaries in connection with the Loan Documents and the transactions contemplated thereby. The Administrative Agent acknowledges that it has made its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries, that it has made and shall continue to make its own appraisal of the creditworthiness of such Persons and that it has made its own decision to enter into this Agreement and the transactions contemplated hereby.
SECTION 4. Revolving Commitments; Term Loans.
(a) Revolving Commitments; L/C Issuer; Swing Line Lender.
(i) Revolving Commitments. (A) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each Revolving Lender agrees that, on and as of the Restatement Effective Date, such Revolving Lender shall have a Revolving Commitment in the

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amount set forth under the heading “Revolving Commitment” opposite its name on Schedule 2.01 attached to the Restated Credit Agreement and shall be entitled to all the rights of, and be bound by all of the obligations of, Lenders with Revolving Commitments under the Restated Credit Agreement and the other Loan Documents.
(B) Each party hereto acknowledges and agrees that, on and as of the Restatement Effective Date, Schedule 2.01 attached to the Restated Credit Agreement sets forth all the Revolving Commitments of all the Revolving Lenders in effect on and as of the Restatement Effective Date, and that no Person whose name does not appear on Schedule 2.01 attached to the Restated Credit Agreement under the heading “Revolving Lenders” shall have, or shall be deemed to have, on and as of the Restatement Effective Date, a Revolving Commitment under the Restated Credit Agreement or be a Revolving Lender thereunder. Without limiting the foregoing, the Revolving Commitment (as defined in the Existing Credit Agreement) of each Person whose name is set forth on Schedule 2.01 hereto under the heading “Exiting Revolving Lenders” (each such Person, an “Exiting Revolving Lender”) shall terminate on and as of the Restatement Effective Date and such Person shall cease to be a Revolving Lender under the Restated Credit Agreement and, in such capacity, shall cease to have any obligations under, and shall cease to be a party to, the Restated Credit Agreement.
(ii) L/C Issuer. Bank of America, N.A. hereby agrees that, on and as of the Restatement Effective Date, it shall be an L/C Issuer under the Restated Credit Agreement and shall have, on and as of the Restatement Effective Date, an L/C Commitment in the amount set forth opposite its name on Schedule 2.03 attached to the Restated Credit Agreement and shall be entitled to all of the rights of, and be bound by all of the obligations of, an L/C Issuer under the Restated Credit Agreement and the other Loan Documents. It is understood and agreed that, on and as of the Restatement Effective Date, JPMorgan Chase Bank, N.A. shall cease to be an L/C Issuer, but shall continue to be entitled to the benefits of Sections 2.03, 3.01, 3.04 and 11.04 of the Restated Credit Agreement, as well as all the other exculpatory, reimbursement and indemnification provisions set forth in any Loan Document for the benefit of the L/C Issuers, in each case, with respect to any action taken or omitted to be taken by it while it was acting as an L/C Issuer (as defined in the Existing Credit Agreement).
(iii) Swing Line Lender. Bank of America, N.A. hereby agrees that, on and as of the Restatement Effective Date, it shall be the Swing Line Lender under the Restated Credit Agreement, and shall be entitled to all of the rights of, and be bound by all of the obligations of, the Swing Line Lender under the Restated Credit Agreement and the other Loan Documents. It is understood and agreed that, on and as of the Restatement Effective Date, JPMorgan Chase Bank, N.A. shall cease to be the Swing Line Lender, but shall continue to be entitled to the benefits of Sections 2.04, 3.01, 3.04 and 11.04 of the Restated Credit Agreement, as well as all the other exculpatory, reimbursement and indemnification provisions set forth in any Loan Document for the benefit of the Swing Line Lender, in each case, with respect to any action taken or omitted to be taken by it while it was acting as the Swing Line Lender (as defined in the Existing Credit Agreement).
(b) Term Loans.
(i) Existing Term A Loans. (A) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, the Borrower and each Term A-2 Lender agree that, on and as of the Restatement Effective Date, the entire principal amount of the Existing Term A Loans held

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by such Term A-2 Lender shall be converted to, exchanged for, and continue to be outstanding as, a Term A-2 Loan pursuant to the terms and conditions of the Restated Credit Agreement and the other Loan Documents. In furtherance of the foregoing, the Borrower and each Term A-2 Lender agree that, on and as of the Restatement Effective Date, such Term A-2 Lender shall hold a Term A-2 Loan in an amount equal to the amount set forth under the heading “Term A-2 Commitment” opposite its name on Schedule 2.01 attached to the Restated Credit Agreement and shall be entitled to all the rights of, and be bound by all of the obligations of, Lenders holding Term A-2 Loans under the Restated Credit Agreement and the other Loan Documents.
(B) The Existing Term A Loans converted to, and exchanged for, Term A-2 Loans pursuant to Section 4(b)(i)(A) above shall, on and as of the Restatement Effective Date, be of the Type and, if applicable, have an Interest Period, as set forth in the Loan Notice delivered by the Borrower to the Administrative Agent in accordance with the requirements of Section 2.02 of the Restated Credit Agreement. Each Term A-2 Lender waives any “breakage” costs that it would otherwise be entitled to pursuant to Section 3.05 of the Existing Credit Agreement as a result of the transactions described in this Section 4(b)(i).
(ii) Term A-1 Loans. (A) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each Term A-1 Lender severally agrees to make a Term A-1 Loan to the Borrower on the Restatement Effective Date as set forth in Section 2.01(b) of the Restated Credit Agreement.
(B) The terms and conditions applicable to the Term A-1 Commitments and the Term A-1 Loans shall be as set forth in the Restated Credit Agreement.
(C) The Term A-1 Loans shall, on and as of the Restatement Effective Date, be of the Type and, if applicable, have an Interest Period, as set forth in the Loan Notice delivered by the Borrower to the Administrative Agent in accordance with the requirements of Section 2.02 of the Restated Credit Agreement.
(iii) 3-Year Delayed Draw Term Loans. (A) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each 3-Year Delayed Draw Term Lender severally agrees to make a 3-Year Delayed Draw Term Loan to the Borrower in a single advance on any Business Day during the 3-Year Delayed Draw Term Facility Availability Period as set forth in Section 2.01(d) of the Restated Credit Agreement.
(B) The terms and conditions applicable to the 3-Year Delayed Draw Term Commitments and the 3-Year Delayed Draw Term Loans shall be as set forth in the Restated Credit Agreement.
(iv) 5-Year Delayed Draw Term Loans. (A) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each 5-Year Delayed Draw Term Lender severally agrees to make a 5-Year Delayed Draw Term Loan to the Borrower in a single advance on any Business Day during the 5-Year Delayed Draw Term Facility Availability Period as set forth in Section 2.01(e) of the Restated Credit Agreement.
(B) The terms and conditions applicable to the 5-Year Delayed Draw Term Commitments and the 5-Year Delayed Draw Term Loans shall be as set forth in the Restated Credit Agreement.

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(c) Reallocation. The parties hereto hereby agree that the Borrower and the Administrative Agent shall be permitted to effect such assignments, prepayments, borrowings, reallocations and restatements as are necessary to effect the transactions contemplated by this Agreement.
(d) General. On and after the Restatement Effective Date, (i) each reference to the terms “Term Loan” and “Loan” in the Restated Credit Agreement and in each other Loan Document shall include, as the context shall require, the Term A-1 Loans, the 3-Year Delayed Draw Term Loans, the 5-Year Delayed Draw Term Loans and the Existing Term A Loans converted to, and exchanged for, Term A-2 Loans pursuant to Section 4(b)(i)(A) above (and, for the avoidance of doubt, as it relates to each reference to the term “Loan” in the Restated Credit Agreement and in each other Loan Document, shall also include, as the context shall require, the Revolving Loans), (ii) each reference to “Term Commitment” and “Commitment” in the Restated Credit Agreement shall include, as the context shall require, the Term A-1 Commitments, the Term A-2 Commitments, the 3-Year Delayed Draw Term Commitments and the 5-Year Delayed Draw Term Commitments (and, for the avoidance of doubt, as it relates to each reference to the term “Commitment” in the Restated Credit Agreement and in each other Loan Document, shall also include, as the context shall require, the Revolving Commitments) and (iii) each reference to “Lender” in the Restated Credit Agreement and in each other Loan Document shall include, as the context shall require, the Revolving Lenders, the Term A-1 Lenders, the Term A-2 Lenders, the 3-Year Delayed Draw Term Lenders and the 5-Year Delayed Draw Term Lenders.
SECTION 5. Amendment and Restatement of the Existing Credit Agreement. Effective as of the Restatement Effective Date, the Existing Credit Agreement (including the Schedules and Exhibits thereto) is hereby amended and restated to read in its entirety as set forth on Annex A hereto (as so amended and restated, the “Restated Credit Agreement”).
SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the Existing Administrative Agent and each of the Lenders party hereto that:
(a) This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (except for limitations on enforceability under Debtor Relief Laws and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).
(b) The representations and warranties of the Borrower contained in Article VI of the Restated Credit Agreement are true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date.
(c) No Default exists or would result from the effectiveness of this Agreement.
SECTION 7. Conditions to Restatement Effective Date. This Agreement and the Restated Credit Agreement shall become effective on the Restatement Effective Date upon the satisfaction (or waiver by the Lenders party hereto) of the conditions precedent set forth in Section 5.01 of the Restated Credit Agreement. The Administrative Agent shall notify the Borrower, the Lenders, the L/C Issuers and the

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Existing Administrative Agent of the Restatement Effective Date, and such notice shall be conclusive and binding.
SECTION 8. Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature pages of this Agreement that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9. No Novation; Effect of this Agreement.
(a) Until this Agreement becomes effective in accordance with its terms and the Restatement Effective Date shall have occurred, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. On and after the Restatement Effective Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of the Borrower under the Restated Credit Agreement and the provisions of the Existing Credit Agreement shall be superseded by the provisions of the Restated Credit Agreement (and, for the avoidance of doubt, the provisions of this Agreement shall be effective).
(b) Without limiting the generality of the foregoing, but subject to the last sentence of Section 4(a)(i)(B) hereof, this Agreement shall not extinguish any obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any obligations for the payment of money outstanding under the Existing Credit Agreement, which shall remain outstanding on and after the Restatement Effective Date as modified hereby. Nothing implied herein shall be construed as a release or other discharge of the Borrower under any Loan Document from any of its obligations and liabilities as the “Borrower” or a “Loan Party” under the Existing Credit Agreement or the other Loan Documents (as defined in the Existing Credit Agreement). Notwithstanding any provision of this Agreement to the contrary, the provisions of Sections 3.01, 3.04, 3.05 and 11.04 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.
(c) On and after the Restatement Effective Date, any reference in any Loan Document to the Existing Credit Agreement shall mean the Restated Credit Agreement. This Agreement is a Loan Document.
(d) Notwithstanding anything to the contrary in Section 11.01 of the Restated Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower therefrom, shall, if such amendment, waiver or consent affects the rights or duties of the Existing Administrative Agent, the Existing L/C Issuer or the Existing Swing Line Lender, be effective unless, in addition to any other consents thereto required under Section 11.01 of the Restated Credit Agreement, such amendment, waiver or consent has been signed by the Existing Administrative Agent, the Existing L/C Issuer or the Existing Swing Line Lender, as applicable.
SECTION 10. Governing Law; Jurisdiction, Etc.; Waiver of Jury Trial. (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF

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OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 11.14(b), 11.14(c), 11.14(d) AND 11.15 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN, MUTATIS MUTANDIS.
SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.02 of the Restated Credit Agreement.
SECTION 12. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.
BORROWER:                    CONCENTRIX CORPORATION,
a Delaware corporation
By: /s/ Andrew Farwig
Name: Andrew Farwig
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary

Signature Page to Concentrix Amendment and Restatement Agreement

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
as the Administrative Agent
By: /s/ Bridgett J. Manduk Mowry
Name: Bridgett J. Manduk Mowry
Title: Vice President

Signature Page to Concentrix Amendment and Restatement Agreement

EXISTING ADMINISTRATIVE AGENT
EXISTING L/C ISSUER AND EXISTING
SWING LINE LENDER:            JPMORGAN CHASE BANK, N.A.,
as the Existing Administrative Agent, the Existing L/C Issuer and the Existing Swing Line Lender
By: /s/ Ryan Zimmerman
Name: Ryan Zimmerman
Title: Executive Director

Signature Page to Concentrix Amendment and Restatement Agreement

LENDERS:                    BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and the Swing Line Lender
By: /s/ Marie F. Harrison
Name: Marie F. Harrison
Title: Managing Director

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BNP PARIBAS,
as a Lender
By: /s/ Christopher Sked
Name: Christopher Sked
Title: Managing Director
By: /s/ Nicolas Doche
Name: Nicolas Doche
Title: Vice President

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CITIBANK, N.A.,
as a Lender
By: /s/ Daniel Boselli
Name: Daniel Boselli
Title: Vice President

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HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Aleem Shamji
Name: Aleem Shamji
Title: Managing Director

Signature Page to Concentrix Amendment and Restatement Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ Ryan Zimmerman
Name: Ryan Zimmerman
Title: Executive Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Cory Schimmoeller
Name: Cory Schimmoeller
Title: Vice President

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender
By: /s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

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TRUIST BANK,
as a Lender
By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Alexander Wilson
Name: Alexander Wilson
Title: Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Benjamin Schwartz
Name: Benjamin Schwartz
Title: Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Nick Meece
Name: Nick Meece
Title: Principal

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GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

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MUFG BANK, LTD.,
as a Lender
By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

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STANDARD CHARTERED BANK,
as a Lender
By: /s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

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BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender
By: /s/ Peng Li
Name: Peng Li
Title: SVP & Branch Manager

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INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender
By: /s/ Yuanyuan Peng
Name: Yuanuyan Peng
Title: Executive Director

By: /s/ Li Fiorani
Name: Yuanuyan Peng
Title: Vice President

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CITY NATIONAL BANK,
as a Lender
By:/s/ Molly Drennan
Name: Molly Drennan
Title: Senior Vice President

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LAND BANK OF TAIWAN, LOS ANGELES BRANCH,
as a Lender
By: /s/ Eugene Lee
Name: Eugene Lee
Title: General Manager

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CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH,
as a Lender
By: Yu-Tang Shen
Name: Yu-Tang Shen
Title: VP & General Manager

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THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH,
as a Lender
By: /s/ Joanna Yu
Name: Joanna Yu
Title: Vice President & Senior Business Manager

By: /s/ Victor Chern
Name: Victor Chern
Title: Vice President

Signature Page to Concentrix Amendment and Restatement Agreement

FIRST COMMERCIAL BANK, LTD., LOS ANGELES BRANCH,
as a Lender
By: /s/ Sophia Shu-Ching Chang
Name: Sophia Shu-Ching Chang
Title: S.A.V.P. & Deputy General Manager

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AGRICULTURAL BANK OF CHINA, NEW YORK BRANCH,
as a Lender
By: /s/ Nelson Chou
Name: Nelson Chou
Title: Senior Vice President & Head of Corporate Banking Department

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BANK OF TAIWAN, LOS ANGELES BRANCH,
as a Lender
By: /s/ Yuan-Hu Chin
Name: Yuan-Hu Chin
Title: VP & General Manager

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TAIWAN COOPERATIVE BANK LTD., LOS ANGELES BRANCH,
as a Lender
By: /s/ Yen Chen Liu
Name: Yen Chen Liu
Title: VP & General Manager

Signature Page to Concentrix Amendment and Restatement Agreement

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., SILICON VALLEY BRANCH,
as a Lender
By: /s/ Pei-Chen Wang
Name: Pei-Chen Wang
Title: VP & General Manager

Signature Page to Concentrix Amendment and Restatement Agreement

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender
By: /s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

Signature Page to Concentrix Amendment and Restatement Agreement

BANK OF INDIA,
as a Lender
By: /s/ N.A. Palani
Name: N.A. Palani
Title: Deputy Chief Executive

Signature Page to Concentrix Amendment and Restatement Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By: /s/ Irlen Mak
Name: Irlen Mak
Title: Director

Signature Page to Concentrix Amendment and Restatement Agreement

SCOTIA FINANCING (USA) LLC,
as a Lender
By: /s/ Michelle Phillips
Name: Michelle Phillips
Title: Managing Director

Signature Page to Concentrix Amendment and Restatement Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Eric Boole
Name: Eric Boole
Title: Authorized Signatory

Signature Page to Concentrix Amendment and Restatement Agreement

THE HUNTINGTON NATIONAL BANK,
as a Lender
By: /s/ Ted Jurgielewicz
Name: Ted Jurgielewicz
Title: Managing Director

Signature Page to Concentrix Amendment and Restatement Agreement

STATE BANK OF INDIA, NEW YORK BRANCH,
as a Lender
By: /s/ Devendra Panwar
Name: Devendra Panwar
Title: Vice President & Head (Credit Management Cell)

Signature Page to Concentrix Amendment and Restatement Agreement

COMERICA BANK,
as a Lender
By: /s/ Randall Mitchell
Name: Randall Mitchell
Title: Vice President

Signature Page to Concentrix Amendment and Restatement Agreement

CHUGOKU BANK LTD.,
as a Lender
By: /s/ Junichi Shimohikiji
Name: Junichi Shimohikiji
Title: Deputy General Manager

Signature Page to Concentrix Amendment and Restatement Agreement

SCHEDULE 2.01
Exiting Revolving Lenders

Exiting Revolving Lenders	Existing Revolving Commitment
The Bank of Nova Scotia	$65,000,000.00
Sumitomo Mitsui Banking Corporation	$65,000,000.00
Capital One, National Association	$42,500,000.00
City National Bank	$17,500,000.00
Comerica Bank	$17,500,000.00
The Huntington National Bank	$17,500,000.00

ANNEX A

CUSIP Numbers:
Deal: 20600MAH6
Revolving Facility: 20600MAJ2
Term A-1 Facility: 20600MAK9
Term A-2 Facility: 20600MAL7
3-Year Delayed Draw Term Facility: 20600MAM5
5-Year Delayed Draw Term Facility: 20600MAN3
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of April 11, 2025
among
CONCENTRIX CORPORATION,
BANK OF AMERICA, N.A.,
as the Administrative Agent, the Swing Line Lender and an L/C Issuer,
BNP PARIBAS,
CITIBANK, N.A.,
HSBC BANK USA, NATIONAL ASSOCIATION,
JPMORGAN CHASE BANK, N.A.,
PNC BANK, NATIONAL ASSOCIATION,
THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
TRUIST BANK,
U.S. BANK NATIONAL ASSOCIATION
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents for the Revolving Facility,
PNC BANK, NATIONAL ASSOCIATION,
TRUIST BANK,
U.S. BANK NATIONAL ASSOCIATION,
THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
and
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents for the Term A-1 Facility, the Term A-2 Facility, the 3-Year Delayed Draw Term Facility and the 5-Year Delayed Draw Term Facility,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
GOLDMAN SACHS BANK USA,
MUFG BANK, LTD.
and
STANDARD CHARTERED BANK,
as Co-Documentation Agents for the Revolving Facility,

THE OTHER L/C ISSUERS PARTY HERETO
and
THE OTHER LENDERS PARTY HERETO
______________________
BOFA SECURITIES, INC.,
BNP PARIBAS,
CITIBANK, N.A.,
HSBC BANK USA, NATIONAL ASSOCIATION,
JPMORGAN CHASE BANK, N.A.,
PNC CAPITAL MARKETS LLC,
THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
TRUIST SECURITIES, INC.,
U.S. BANK NATIONAL ASSOCIATION
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners for the Revolving Facility
BOFA SECURITIES, INC.,
PNC CAPITAL MARKETS LLC,
TRUIST SECURITIES, INC.,
U.S. BANK NATIONAL ASSOCIATION,
THE TORONTO-DOMINION BANK, NEW YORK BRANCH
and
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Joint Lead Arrangers for the Term A-1 Facility, the TermA-2 Facility, the 3-Year Delayed Draw Term Facility and the 5-Year Delayed Draw Term Facility
BOFA SECURITIES, INC.,
as Sole Bookrunner for the Term A-1 Facility, the Term A-2 Facility, the 3-Year Delayed Draw Term Facility and the 5-Year Delayed Draw Term Facility

TABLE OF CONTENTS
Article I DEFINITIONS AND ACCOUNTING TERMS    5
1.01 Defined Terms    5
1.02 Other Interpretive Provisions    41
1.03 Accounting Terms; Changes in GAAP; Calculation of Financial Covenants on a Pro Forma Basis    42
1.04 Certain Calculations and Tests     43
1.05 Cashless Rollovers     44
1.06 Rounding    44
1.07 Interest Rates    44
1.08 Divisions    45

Article II THE COMMITMENTS AND CREDIT EXTENSIONS    45
2.01 Revolving Loans and Term Loans     45
2.02 Borrowings, Conversions and Continuations of Revolving Loans and Term Loans    46
2.03 Letters of Credit     48
2.04 Swing Line Loans     58
2.05 Prepayments     61
2.06 Termination or Reduction of Commitments     63
2.07 Repayment of Loans     64
2.08 Interest     65
2.09 Fees     65
2.10 Computation of Interest and Fees    67
2.11 Evidence of Debt     67
2.12 Payments Generally; Administrative Agent’s Clawback    67
2.13 Sharing of Payments by Lenders     69
2.14 Cash Collateral     70
2.15 Defaulting Lenders     71
2.16 Incremental Facilities    74
2.17 Extension of Revolving Maturity Date    77

Article III TAXES, YIELD PROTECTION AND ILLEGALITY    79
3.01 Taxes    79
3.02 Illegality    84
3.03 Inability to Determine Rates    84
3.04 Increased Costs     86
3.05 Compensation for Losses    87
3.06 Mitigation of Obligations; Replacement of Lenders    88

Article IV [RESERVED]     88

Article V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS    88
5.01 Conditions to Effectiveness and Initial Credit Extension    88
5.02 Conditions to all Credit Extensions    90

    i

Article VI REPRESENTATIONS AND WARRANTIES    91
6.01 Existence, Qualification and Power    91
6.02 Authorization; No Contravention    91
6.03 Governmental Authorization; Other Consents    91
6.04 Binding Effect     92
6.05 Financial Statements; No Material Adverse Effect     92
6.06 Litigation     92
6.07 No Default    92
6.08 Ownership of Property     93
6.09 Environmental Matters    93
6.10 Insurance    93
6.11 Taxes     93
6.12 ERISA Compliance     93
6.13 Margin Regulations; Investment Company Act     94
6.14 Disclosure     95
6.15 Compliance with Laws     95
6.16 Intellectual Property; Licenses, Etc.    95
6.17 Solvency
6.18 Sanctions; Anti-Corruption Laws    96
6.19 USA PATRIOT Act     96

Article VII AFFIRMATIVE COVENANTS     96
7.01 Financial Statements    96
7.02 Certificates; Other Information    97
7.03 Notices     98
7.04 Payment of Taxes     98
7.05 Preservation of Existence, Etc.     98
7.06 Maintenance of Properties     99
7.07 Maintenance of Insurance     99
7.08 Compliance with Laws    99
7.09 Books and Records     99
7.10 Inspection Rights     99
7.11 Use of Proceeds     100
7.12 Anti-Corruption Laws; Sanctions    100

Article VIII NEGATIVE COVENANTS    100
8.01 Liens     101
8.02 Subsidiary Indebtedness    105
8.03 Sale and Leaseback Transactions    106
8.04 Fundamental Changes    107
8.05 Use of Proceeds     108
8.06 Financial Covenants    108
8.07 Fiscal Year    108
8.08 Sanctions; Anti-Corruption Laws    108

Article IX EVENTS OF DEFAULT AND REMEDIES    109
9.01 Events of Default    109
9.02 Remedies Upon Event of Default    111

9.03 Application of Funds     111

Article X ADMINISTRATIVE AGENT    112
10.01 Appointment and Authority    112
10.02 Rights as a Lender    113
10.03 Exculpatory Provisions     113
10.04 Reliance by Administrative Agent    114
10.05 Delegation of Duties    114
10.06 Resignation of Administrative Agent     114
10.07 Non-Reliance on the Administrative Agent, Arrangers and Other Lenders    116
10.08 No Other Duties, etc.    117
10.09 Administrative Agent May File Proofs of Claim     117
10.10 Subsidiary Guarantee Matters     117
10.11 Recovery of Erroneous Payments     117

Article XI MISCELLANEOUS     118
11.01 Amendments, Etc.    118
11.02 Notices; Electronic Communications    121
11.03 No Waiver; Cumulative Remedies     123
11.04 Expenses; Indemnity; Limitation of Liability    123
11.05 Payments Set Aside    126
11.06 Successors and Assigns    126
11.07 Treatment of Certain Information; Non-Public Information    131
11.08 Right of Setoff     132
11.09 Interest Rate Limitation     133
11.10 Integration; Effectiveness    133
11.11 Survival     134
11.12 Severability     134
11.13 Replacement of Lenders    134
11.14 Governing Law; Jurisdiction; Etc.    135
11.15 Waiver of Jury Trial    136
11.16 No Advisory or Fiduciary Responsibility    137
11.17 Counterparts; Electronic Execution; Electronic Records    137
11.18 USA PATRIOT Act Notice     138
11.19 California Judicial Reference     138
11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions    139
11.21 Certain ERISA Matters     139
11.22 Subsidiary Guarantees     140

Article XII BORROWER GUARANTY OF CERTAIN SUBSIDIARY OBLIGATIONS    140
12.01 The Guaranty     140
12.02 Obligations Unconditional     141
12.03 Reinstatement     142
12.04 Certain Agreements     142
12.05 Acknowledgement Regarding any Supported QFCs     142
12.06 Certain Defined Terms     143

SCHEDULES
2.01    Commitments and Applicable Percentages
2.03    L/C Commitments
11.02    Administrative Agent’s Office; Certain Addresses for Notices
EXHIBITS
A    Form of Assignment and Assumption
B    Form of Compliance Certificate
C    Form of Loan Notice
D    Form of Notice of Loan Prepayment
E    Form of Subsidiary Guarantee Agreement
F    Form of Swing Line Loan Notice
G    Form of Note
H-1 to H-4    Forms of U.S. Tax Compliance Certificates

SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 11, 2025, among CONCENTRIX CORPORATION, a Delaware corporation, the LENDERS party hereto, BANK OF AMERICA, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer, and the other L/C ISSUERS party hereto.
The Borrower has requested that the Lenders and the L/C Issuers provide credit facilities for the purposes set forth herein, and the Lenders and the L/C Issuers are willing to do so on the terms and conditions set forth herein.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS
1.01    Defined Terms.
As used in this Agreement, the following terms shall have the meanings set forth below:
“3-Year Delayed Draw Term Borrowing” means a borrowing consisting of simultaneous 3-Year Delayed Draw Term Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made by the 3-Year Delayed Draw Term Lenders pursuant to this Agreement.
“3-Year Delayed Draw Term Commitment” means, as to each 3-Year Delayed Draw Term Lender, its obligation to make 3-Year Delayed Draw Term Loans to the Borrower pursuant to this Agreement in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such 3-Year Delayed Draw Term Lender’s name on Schedule 2.01 under the caption “3-Year Delayed Draw Term Commitment” or opposite such caption in the Assignment and Assumption or such other documentation pursuant to which such 3-Year Delayed Draw Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the 3-Year Delayed Draw Term Commitments of all of the 3-Year Delayed Draw Term Lenders on the Restatement Effective Date shall be $250,000,000.
“3-Year Delayed Draw Term Facility” means at any time (a) during the 3-Year Delayed Draw Term Facility Availability Period and prior to the 3-Year Delayed Draw Term Facility Initial Funding Date, the aggregate amount of the 3-Year Delayed Draw Term Commitments of the 3-Year Delayed Draw Term Lenders at such time, and (b) thereafter, the Outstanding Amount of the 3-Year Delayed Draw Term Loans of the 3-Year Delayed Draw Term Lenders at such time.
“3-Year Delayed Draw Term Facility Availability Period” means the Availability Period for the 3-Year Delayed Draw Term Facility.
“3-Year Delayed Draw Term Facility Initial Funding Date” means the date on which the 3-Year Delayed Draw Term Loans are funded pursuant to this Agreement.
“3-Year Delayed Draw Term Facility Maturity Date” means September 30, 2028; provided, that, if such date is not a Business Day, the 3-Year Delayed Draw Term Facility Maturity Date shall be the immediately preceding Business Day.

“3-Year Delayed Draw Term Lender” means at any time (a) during the 3-Year Delayed Draw Term Facility Availability Period and prior to the 3-Year Delayed Draw Term Facility Initial Funding Date, any Person that has a 3-Year Delayed Draw Term Commitment at such time, and (b) thereafter, any Person that holds a 3-Year Delayed Draw Term Loan at such time.
“3-Year Delayed Draw Term Loan” has the meaning specified in Section 2.01(d).
“3-Year Delayed Draw Ticking Fee” has the meaning specified in Section 2.09(b)(i).
“3-Year Delayed Draw Ticking Fee Accrual Period” has the meaning specified in Section 2.09(b)(i).
“5-Year Delayed Draw Term Borrowing” means a borrowing consisting of simultaneous 5-Year Delayed Draw Term Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made by the 5-Year Delayed Draw Term Lenders pursuant to this Agreement.
“5-Year Delayed Draw Term Commitment” means, as to each 5-Year Delayed Draw Term Lender, its obligation to make 5-Year Delayed Draw Term Loans to the Borrower pursuant to this Agreement in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such 5-Year Delayed Draw Term Lender’s name on Schedule 2.01 under the caption “5-Year Delayed Draw Term Commitment” or opposite such caption in the Assignment and Assumption or such other documentation pursuant to which such 5-Year Delayed Draw Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the 5-Year Delayed Draw Term Commitments of all of the 5-Year Delayed Draw Term Lenders on the Restatement Effective Date shall be $500,000,000.
“5-Year Delayed Draw Term Facility” means at any time (a) during the 5-Year Delayed Draw Term Facility Availability Period and prior to the 5-Year Delayed Draw Term Facility Initial Funding Date, the aggregate amount of the 5-Year Delayed Draw Term Commitments of the 5-Year Delayed Draw Term Lenders at such time, and (b) thereafter, the Outstanding Amount of the 5-Year Delayed Draw Term Loans of the 5-Year Delayed Draw Term Lenders at such time.
“5-Year Delayed Draw Term Facility Availability Period” means the Availability Period for the 5-Year Delayed Draw Term Facility.
“5-Year Delayed Draw Term Facility Initial Funding Date” means the date on which the 5-Year Delayed Draw Term Loans are funded pursuant to this Agreement.
“5-Year Delayed Draw Term Facility Maturity Date” means April 11, 2030; provided, that, if such date is not a Business Day, the 5-Year Delayed Draw Term Facility Maturity Date shall be the immediately preceding Business Day.
“5-Year Delayed Draw Term Lender” means at any time (a) during the 5-Year Delayed Draw Term Facility Availability Period and prior to the 5-Year Delayed Draw Term Facility Initial Funding Date, any Person that has a 5-Year Delayed Draw Term Commitment at such time, and (b) thereafter, any Person that holds a 5-Year Delayed Draw Term Loan at such time.
“5-Year Delayed Draw Term Loan” has the meaning specified in Section 2.01(e).
“5-Year Delayed Draw Ticking Fee” has the meaning specified in Section 2.09(b)(ii).

“5-Year Delayed Draw Ticking Fee Accrual Period” has the meaning specified in Section 2.09(b)(ii).
“Acquisition” means the acquisition by the Borrower or any Subsidiary (including pursuant to a merger or consolidation), in a single transaction or in a series of related transactions, of (a) all or any substantial portion of the property of, or of a line of business, division or operating unit of, another Person or (b) at least a majority of the issued and outstanding Voting Equity Interests of any Person (other than the Borrower or any Subsidiary).
“Acquisition Indebtedness” means any Indebtedness of the Borrower or any Subsidiary that has been incurred for the purpose of financing, in whole or in part, any Qualified Acquisition and any related transactions (including for the purpose of refinancing or replacing all or a portion of any related bridge facilities or any pre-existing Indebtedness of the Persons or assets to be acquired); provided that either (a) the release of the proceeds thereof to the Borrower and its Subsidiaries is contingent upon the substantially simultaneous consummation of such Qualified Acquisition (and, if the definitive agreement for such Qualified Acquisition is terminated prior to the consummation of such Qualified Acquisition, or if such Qualified Acquisition is otherwise not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of, or otherwise relating to such Indebtedness, then, in each case, such proceeds are, and pursuant to the terms of such definitive documentation are required to be, promptly applied to satisfy and discharge all obligations of the Borrower and its Subsidiaries in respect of such Indebtedness) or (b) such Indebtedness contains a “special mandatory redemption” provision (or a similar provision) if such Qualified Acquisition is not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of or otherwise relating to such Indebtedness (and, if the definitive agreement for such Qualified Acquisition is terminated prior to the consummation of such Qualified Acquisition or such Qualified Acquisition is otherwise not consummated by the date so specified, such Indebtedness is, and pursuant to such “special mandatory redemption” (or similar) provision is required to be, redeemed or otherwise satisfied and discharged within 90 days of such termination or such specified date, as the case may be).
“Administrative Agent” means Bank of America (or any of its designated branch offices or Affiliates), in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account, as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form provided by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent Parties” has the meaning specified in Section 11.02(d).

“Aggregate Commitments” means, at any time, the aggregate amount of the Commitments of all Lenders at such time.
“Aggregate Revolving Commitments” means, at any time, the aggregate amount of the Revolving Commitments of all the Lenders at such time. The Aggregate Revolving Commitments in effect on the Restatement Effective Date is $1,100,000,000.
“Aggregate Revolving Credit Exposure” means, at any time, the sum of (a) the Outstanding Amount of the Revolving Loans at such time, plus (b) the total L/C Exposure at such time, plus (c) the total Swing Line Exposure at such time.
“Agreement” means this Second Amended and Restated Credit Agreement.
“Amendment and Restatement Agreement” means that certain Amendment and Restatement Agreement, dated as of the Restatement Effective Date, among the Borrower, the Lenders party thereto, the Administrative Agent and JPMorgan, in its capacities as the Existing Administrative Agent, the Existing L/C Issuer and the Existing Swing Line Lender.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010.
“Applicable Percentage” means:
(a)    in respect of the Revolving Facility, with respect to any Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Facility represented by such Revolving Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.15; provided that if the Revolving Commitments of all of the Revolving Lenders to make Revolving Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 9.02, or if the Revolving Facility has expired, then the Applicable Percentage of each Revolving Lender in respect of the Revolving Facility shall be determined based on the Applicable Percentage of such Revolving Lender in respect of the Revolving Facility most recently in effect, giving effect to any subsequent assignments and to any Revolving Lender’s status as a Defaulting Lender at the time of determination;
(b)    in respect of the Term A-1 Facility, with respect to any Term A-1 Lender at any time, the percentage (carried out to the ninth decimal place) of the Term A-1 Facility represented by (i) prior to the funding of the Term A-1 Loans on the Restatement Effective Date, such Term A-1 Lender’s Term A-1 Commitment at such time, subject to adjustment as provided in Section 2.15, and (ii) thereafter, the Outstanding Amount of such Term A-1 Lender’s Term A-1 Loans at such time;
(c)    in respect of the Term A-2 Facility, with respect to any Term A-2 Lender at any time, the percentage (carried out to the ninth decimal place) of the Term A-2 Facility represented by (i) prior to the funding (or deemed funding) of the Term A-2 Loans on the Restatement Effective Date, such Term A-2 Lender’s Term A-2 Commitment at such time, subject to adjustment as provided in Section 2.15, and (ii) thereafter, the Outstanding Amount of such Term A-2 Lender’s Term A-2 Loans at such time;

(d)    in respect of the 3-Year Delayed Draw Term Facility, with respect to any 3-Year Delayed Draw Term Lender at any time, the percentage (carried out to the ninth decimal place) of the 3-Year Delayed Draw Term Facility represented by (i) at any time during the 3-Year Delayed Draw Term Facility Availability Period and prior to the 3-Year Delayed Draw Term Facility Initial Funding Date, such 3-Year Delayed Draw Term Lender’s 3-Year Delayed Draw Term Commitment at such time, subject to adjustment as provided in Section 2.15, and (ii) thereafter, the Outstanding Amount of such 3-Year Delayed Draw Term Lender’s 3-Year Delayed Draw Term Loans at such time; and
(e)    in respect of the 5-Year Delayed Draw Term Facility, with respect to any 5-Year Delayed Draw Term Lender at any time, the percentage (carried out to the ninth decimal place) of the 5-Year Delayed Draw Term Facility represented by (i) at any time during the 5-Year Delayed Draw Term Facility Availability Period and prior to the 5-Year Delayed Draw Term Facility Initial Funding Date, such 5-Year Delayed Draw Term Lender’s 5-Year Delayed Draw Term Commitment at such time, subject to adjustment as provided in Section 2.15, and (ii) thereafter, the Outstanding Amount of such 5-Year Delayed Draw Term Lender’s 5-Year Delayed Draw Term Loans at such time.
Notwithstanding anything to the contrary set forth in this definition, it is understood and agreed that, in connection with the establishment of any incremental facility pursuant to Section 2.16, this definition shall be amended to reflect the relevant Applicable Percentages of the Lenders providing any portion of such incremental facility. The initial Applicable Percentages of each Lender shall be as set forth opposite the name of such Lender on Schedule 2.01, or in the Assignment and Assumption (or other documentation executed by such Lender) pursuant to which such Lender becomes a party hereto, as applicable.
“Applicable Rate” means, for any day, with respect to:
(a)    any Term SOFR Loan, any Daily SOFR Loan or any Base Rate Loan, in each case, that is made under the Revolving Facility (including, for the avoidance of doubt, any Swing Line Loan), or with respect to the Revolving Commitment Fees payable hereunder, the rate per annum set forth in the table below under the caption “Term SOFR Loans/Daily SOFR Loans”, “Base Rate Loans” or “Revolving Commitment Fee”, as the case may be, in each case, based upon the Ratings by Moody’s and S&P in effect on such day:

Pricing Tier	Ratings (Moody’s/S&P)	Term SOFR Loans / Daily SOFR Loans	Base Rate Loans	Revolving Commitment Fee
1	≥ A3/A-	0.875%	0.000%	0.100%
2	Baa1/BBB+	1.000%	0.000%	0.125%
3	Baa2/BBB	1.125%	0.125%	0.150%
4	Baa3/BBB-	1.250%	0.250%	0.175%
5	< Ba1/ BB+	1.500%	0.500%	0.225%
(b)    any Term SOFR Loan or any Base Rate Loan, in each case, that is made under the Term A-1 Facility or the 3-Year Delayed Draw Term Facility, the rate per annum set forth in the table below under the caption “Term SOFR Loans” or “Base Rate Loans”, as the case may be, in each case, based upon the Ratings by Moody’s and S&P in effect on such day:

Pricing Tier	Ratings (Moody’s/S&P)	Term SOFR Loans	Base Rate Loans
1	≥ A3/A-	1.000%	0.000%
2	Baa1/BBB+	1.125%	0.125%
3	Baa2/BBB	1.250%	0.250%
4	Baa3/BBB-	1.375%	0.375%
5	< Ba1/ BB+	1.500%	0.500%
(c)    any Term SOFR Loan or any Base Rate Loan, in each case, that is made under the Term A-2 Facility, the rate per annum set forth in the table below under the caption “Term SOFR Loans” or “Base Rate Loans”, as the case may be, in each case, based upon the Ratings by Moody’s and S&P in effect on such day:

Pricing Tier	Ratings (Moody’s/S&P)	Term SOFR Loans	Base Rate Loans
1	> Baa1/BBB+	1.125%	0.125%
2	Baa2/BBB	1.250%	0.250%
3	Baa3/BBB-	1.500%	0.500%
4	Ba1/ BB+	1.750%	0.750%
5	< Ba2/ BB	2.000%	1.000%
(d)    any Term SOFR Loan or any Base Rate Loan, in each case, that is made under the 5-Year Delayed Draw Term Facility, the rate per annum set forth in the table below under the caption “Term SOFR Loans” or “Base Rate Loans”, as the case may be, in each case, based upon the Ratings by Moody’s and S&P in effect on such day:

Pricing Tier	Ratings (Moody’s/S&P)	Term SOFR Loans	Base Rate Loans
1	≥ A3/A-	1.100%	0.100%
2	Baa1/BBB+	1.225%	0.225%
3	Baa2/BBB	1.350%	0.350%

4	Baa3/BBB-	1.475%	0.475%
5	< Ba1/ BB+	1.600%	0.600%
For purposes of the foregoing, (i) if the Ratings established or deemed to be established by Moody’s and S&P shall fall within different Pricing Tiers, the applicable Pricing Tier shall be the Pricing Tier in which the higher of the Ratings shall fall unless the Ratings differ by two or more Pricing Tiers, in which case the applicable Pricing Tier shall be the Pricing Tier one level below that corresponding to the higher Rating, (ii) if either Moody’s or S&P shall not have a Rating in effect (other than by reason of the circumstances referred to in the third-to-last sentence of this paragraph), such rating agency shall be deemed to have established a Rating in Pricing Tier 5 and (iii) if the Ratings established or deemed to have been established by Moody’s and S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective on the third (3rd) Business Day after the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate with respect to any Facility shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if Moody’s or S&P shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from Moody’s or S&P and, pending the effectiveness of any such amendment, the Applicable Rate for each Facility shall be determined by reference to the rating most recently in effect prior to such change or cessation. For the avoidance of doubt, Pricing Tier 1 in each of the tables above is the “highest” Pricing Tier and Level 5 is the “lowest” Pricing Tier. On the Restatement Effective Date, the Applicable Rate for each Facility shall be determined based on the Ratings set forth in the officer’s certificate delivered pursuant to Section 5.01(f)(ii).
Notwithstanding anything to the contrary set forth in this definition, it is understood and agreed that, in the case of Incremental Term Loans of a new Class established pursuant to any Incremental Amendment, the Applicable Rate applicable to such Incremental Term Loans shall be as set forth in such Incremental Amendment.
“Applicable Revolving Percentage” means, with respect to any Revolving Lender at any time, such Revolving Lender’s Applicable Percentage in respect of the Revolving Facility at such time.
“Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to Facility or that holds a Loan under such Facility at such time and (b) with respect to Swing Line Loans, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), each Revolving Lender.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger” means: (a) with respect to the Revolving Facility, each of BofA Securities, BNP Paribas, Citibank, N.A., HSBC Bank USA, National Association, JPMorgan, PNC Capital Markets LLC, The Toronto-Dominion Bank, New York Branch, Truist Securities, Inc., U.S. Bank National Association and Wells Fargo Securities, LLC, in each case, in its capacities as a joint lead arranger and a joint bookrunner; and (b) with respect to each of the Term A-1 Facility, the Term A-2 Facility, the 3-Year Delayed Draw Term Facility and the 5-Year Delayed Draw Term Facility, (i) BofA Securities, in its capacities as a joint lead arranger and the sole bookrunner, and (ii) each of PNC Capital Markets LLC,

Truist Securities, Inc., U.S. Bank National Association, The Toronto-Dominion Bank, New York Branch and Fifth Third Bank, National Association, in each case, in its capacity as a joint lead arranger.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.
“Assumption Agreement” has the meaning specified in Section 8.04(a).
“Attributable Debt” means, with respect to any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the rate set forth or implicit in the terms of the lease included in such Sale and Leaseback Transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of the Attributable Debt determined assuming termination on the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the Attributable Debt determined assuming no such termination.
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii).
“Auto-Reinstatement Letter of Credit” has the meaning specified in Section 2.03(b)(iv).
“Availability Period” means (a) with respect to the Revolving Facility, the period from and including the Restatement Effective Date to the earlier of (i) the Revolving Maturity Date and (ii) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06(a) or Section 9.02(a), (b) with respect to the 3-Year Delayed Draw Term Facility, the period from and including the Restatement Effective Date to the earlier of (i) September 30, 2025 and (ii) the date of termination of the aggregate 3-Year Delayed Draw Term Commitments pursuant to Section 2.06(a), Section 2.06(b)(iv) or Section 9.02(a) and (c) with respect to the 5-Year Delayed Draw Term Facility, the period from and including the Restatement Effective Date to the earlier of (i) September 30, 2025 and (ii) the date of termination of the aggregate 5-Year Delayed Draw Term Commitments pursuant to Section 2.06(a), Section 2.06(b)(v) or Section 9.02(a).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” means Bank of America, N.A. and its successors.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, (c) Term SOFR plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.
“BofA Securities” means BofA Securities, Inc.
“Borrower” means (a) Concentrix Corporation, a Delaware corporation, and/or (b) any successor thereto that becomes the “Borrower” hereunder as expressly provided in Section 8.04(a).
“Borrower Materials” has the meaning specified in Section 7.02.
“Borrowing” means a Revolving Borrowing, a Swing Line Borrowing, a Term A-1 Borrowing, a Term A-2 Borrowing, a 3-Year Delayed Draw Term Borrowing, or a 5-Year Delayed Draw Term Borrowing, as the context may require. Additional Classes of Borrowings may be established pursuant to Sections 2.16 and 2.17.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.
“Capital Lease Obligations” of any Person means, subject to Section 1.03, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP. The amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. For purposes of Section 8.01, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers and/or the Revolving Lenders as security for the L/C Exposure or obligations of any Defaulting Revolving Lender to fund participations in respect of L/C Disbursements, collateral in the form of cash or deposit account balances or, if the Administrative Agent and the applicable L/C Issuer shall agree in their sole discretion, other credit support, in either case, pursuant to documentation in form and substance satisfactory to the Administrative Agent and such L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Change in Law” means the occurrence, after the Restatement Effective Date, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued.
“Change of Control” means an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of the Borrower or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Voting Equity Interests of the Borrower representing 40% or more of the combined voting power of all the issued and outstanding Voting Equity Interests of the Borrower on a fully diluted basis.
“Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Commitments, Term A-1 Commitments, Term A-2 Commitments, 3-Year Delayed Draw Term Commitments or 5-Year Delayed Draw Term Commitments, (c) when used with respect a Facility, refers to whether such Facility is the Revolving Facility, the Term A-1 Facility, the Term A-2 Facility, the 3-Year Delayed Draw Term Facility or the 5-Year Delayed Draw Term Facility and (d) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Loans, Term A-1 Loans, Term A-2 Loans, 3-Year Delayed Draw Term Loans or 5-Year Delayed Draw Term Loans. Additional Classes of Commitments, Facilities, Loans, Borrowings and Lenders may be established pursuant to Sections 2.16 and 2.17.
“CME” means CME Group Benchmark Administration Limited.
“Co-Documentation Agent” means, with respect to the Revolving Facility, each of Fifth Third Bank, National Association, Goldman Sachs Bank USA, MUFG Bank, Ltd. and Standard Chartered Bank, in each case in its capacity as a co-documentation agent.
“Co-Syndication Agent” means: (a) with respect to the Revolving Facility, each of BNP Paribas, Citibank, N.A., HSBC Bank USA, National Association, JPMorgan, PNC Bank, National Association, The Toronto-Dominion Bank, New York Branch, Truist Bank, U.S. Bank National Association and Wells

Fargo Bank, National Association, in each case in its capacity as a co-syndication agent; and (b) with respect to each of the Term A-1 Facility, the Term A-2 Facility, the 3-Year Delayed Draw Term Facility and the 5-Year Delayed Draw Term Facility, PNC Bank, National Association, Truist Bank, U.S. Bank National Association, The Toronto-Dominion Bank, New York Branch and Fifth Third Bank, National Association, in each case in its capacity as a co-syndication agent.
“Commitment” means, as the context requires, a Revolving Commitment, a Term A-1 Commitment, a Term A-2 Commitment, a 3-Year Delayed Draw Term Commitment or a 5-Year Delayed Draw Term Commitment. Additional Classes of Commitments may be established pursuant to Sections 2.16 and 2.17.
“Communication” means this Agreement, any other Loan Document and any other document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
“Compliance Certificate” means a certificate substantially in the form of Exhibit B or any other form approved by the Administrative Agent.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR, the Daily SOFR Rate, Daily SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of “Base Rate”, “Daily SOFR”, “Daily SOFR Rate”, “Interest Period”, “SOFR”, and “Term SOFR”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, in consultation with the Borrower, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus
(a)    without duplication and to the extent deducted in calculating such Consolidated Net Income, the sum for such period of:
(i)    Consolidated Interest Charges;
(ii)    the provision for federal, state, local and foreign income taxes;
(iii)    depreciation and amortization expense;
(iv)    non-cash stock based compensation expense;

(v)    all other non-cash charges, non-cash expenses and non-cash losses (including impairment charges and any write-offs or write-downs of assets, but excluding write-offs or write-downs with respect to accounts receivable (including any addition to bad debt reserves or bad debt expense)), but only to the extent that, as of the applicable date of determination, (A) no cash payment has been made with respect thereto in a prior period (and such amount does not represent the amortization of any item that was paid in a prior period) and (B) the Borrower does not reasonably anticipate that cash payments will be made or be required to be made with respect thereto in any future period;
(vi)    extraordinary charges or losses;
(vii)    unusual or non-recurring charges or losses;
(viii)    (A) transaction fees, costs and expenses incurred in connection with the execution and delivery of the Amendment and Restatement Agreement and the other Loan Documents on the Restatement Effective Date and (B) transaction fees, costs and expenses incurred in connection with (1) any Acquisition or similar investment, (2) any sale, transfer or other disposition of assets of the Borrower or its Subsidiaries outside the ordinary course of business, (3) any repurchase or issuance of any Equity Interests of the Borrower or any recapitalization of the Borrower, (4) any incurrence, repayment, redemption or defeasance of any Indebtedness and (5) any amendment or modification of this Agreement or any other Loan Document or any definitive documents for any other Indebtedness (in each case under this clause (viii), whether or not such transaction is consummated);
(ix)    (A) restructuring charges or losses, (B) transition, integration and similar charges and losses related to any Acquisition or similar investment or any sale, transfer or other disposition of assets of the Borrower or its Subsidiaries outside the ordinary course of business and (C) charges and losses in connection with the consolidation, exit and/or abandonment of facilities, businesses or locations, including, in each case under this clause (ix), retention and severance costs, costs of relocation of employees, systems establishment costs and contract termination costs;
(x)    any earn-out or similar contingent consideration payments actually made to sellers in connection with any Acquisition or similar investment, and any losses arising from the remeasurement of the fair value of any liability recorded with respect to any earn-out or similar contingent consideration arising from any Acquisition or similar investment;
(xi)    any unrealized losses attributable to the application of “mark to market” accounting in respect of Swap Contracts;
(xii)    any net after-tax loss attributable to the early extinguishment of Indebtedness or obligations under Swap Contracts;
(xiii)    any currency translation losses relating to currency hedges or remeasurements of Indebtedness; and
(xiv)    the cumulative effect for such period of a change in accounting principles;

provided that the aggregate amount added back pursuant to clauses (vii), (viii)(B) and (ix) above for any period may not exceed 15.0% of Consolidated EBITDA for such period (calculated without giving effect to such addbacks); minus
(b)    without duplication and to the extent included in calculating such Consolidated Net Income, the sum for such period of:
(i)    any non-cash gains or items of income (other than the accrual of revenue), but excluding any such items in respect of which cash was received in a prior period or will be received in a future period;
(ii)    extraordinary, unusual or nonrecurring gains or items of income;
(iii)    any gains arising from the remeasurement of the fair value of any liability recorded with respect to any earn-out or similar contingent consideration arising from any Acquisition or similar investment;
(iv)    any unrealized gains attributable to the application of “mark to market” accounting in respect of Swap Contracts;
(v)    any net after-tax gain attributable to the early extinguishment of Indebtedness or obligations under Swap Contracts;
(vi)    any currency translation gains relating to currency hedges or remeasurements of Indebtedness; and
(vii)    the cumulative effect for such period of a change in accounting principles;
provided that Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any Disposition. Determinations of Consolidated EBITDA for any period shall be subject to the pro forma adjustment requirements set forth in Section 1.03(d).
“Consolidated Funded Indebtedness” means, as of any date of determination, (a) the sum, without duplication, of Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis, referred to in clauses (a), (e) and (f) of the definition of “Indebtedness” and (b) the aggregate obligations of the Borrower and the Subsidiaries in respect of any unreimbursed drawings under letters of credit, banker’s acceptances, bank guarantees and similar instruments; provided that for purposes of determining Consolidated Funded Indebtedness at any time after the definitive agreement for any Qualified Acquisition shall have been executed, any Acquisition Indebtedness with respect to such Qualified Acquisition shall, unless such Qualified Acquisition has been consummated, be disregarded from the calculation of Consolidated Funded Indebtedness.
“Consolidated Interest Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP; provided that for purposes of determining Consolidated

Interest Charges at any time after the definitive agreement for any Qualified Acquisition shall have been executed, any amounts in respect of any Acquisition Indebtedness with respect to such Qualified Acquisition that would otherwise be included in clause (a) above shall, unless such Qualified Acquisition has been consummated, be disregarded. Determinations of Consolidated Interest Charges for any period shall be subject to the pro forma adjustment requirements (including, for the avoidance of doubt, with respect to Indebtedness incurred hereunder) set forth in Section 1.03(d).
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently ended Test Period to (b) the Consolidated Interest Charges for the most recently ended Test Period.
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the most recently ended Test Period.
“Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.
“Consolidated Tangible Assets” means, at any date, (a) total assets of the Borrower and the Subsidiaries (net of any applicable reserves that reduce total assets in accordance with GAAP), determined on a consolidated basis in accordance with GAAP, minus (b) goodwill and other intangible assets of the Borrower and the Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP, all as reflected on the most recent consolidated balance sheet of the Borrower delivered pursuant to Section 7.01(a) or 7.01(b) (or, prior to the first such delivery, by reference to the consolidated balance sheet of the Borrower as of February 28, 2025). Determinations of Consolidated Tangible Assets at any date shall be subject to the pro forma adjustment requirements set forth in Section 1.03(d).
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Credit Extension” means each of (a) a Borrowing and (b) an L/C Credit Extension.
“Daily SOFR” means the rate per annum equal to the Daily SOFR Rate determined for any day pursuant to the definition thereof, plus the SOFR Adjustment. Any change in Daily SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement
“Daily SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of the Daily SOFR Rate, or any successor administrator of the Daily SOFR Rate designated by the Federal Reserve Bank of New York or other Person acting as the Daily SOFR Administrator at such time that is satisfactory to the Administrative Agent.
“Daily SOFR Loan” means a Swing Line Loan that bears interest at a rate based on Daily SOFR.

“Daily SOFR Rate” means, for any date, the Secured Overnight Financing Rate published on the fifth (5th) U.S. Government Securities Business Day preceding such day by the Daily SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided that if such determination day is not a U.S. Government Securities Business Day, then the Daily SOFR Rate means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means a rate per annum equal to (a) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in Section 2.08 or (b) in the case of any other amount, 2% plus the rate applicable to Revolving Loans that are to Base Rate Loans as provided in Section 2.08.
“Defaulting Lender” means, subject to Section 2.15(d), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to provide a certification in writing to the Administrative Agent and the Borrower from an authorized officer of such Lender that it will comply with its obligations hereunder (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans under this Agreement (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written certification by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(d)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, each L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.
“Defaulting Revolving Lender” means, at any time, any Revolving Lender that is a Defaulting Lender at such time.
“Designated Jurisdiction” means, at any time, a country, territory or region that is itself the subject or target of any Sanctions.
“Disclosure Letter” means the disclosure letter, dated as of the Restatement Effective Date, delivered by the Borrower to the Administrative Agent for the benefit of the Lenders and the L/C Issuers.
“Disposition” means any sale, transfer or other disposition by the Borrower and the Subsidiaries (including pursuant to a merger or consolidation), in a single transaction or in a series of related transactions, of (a) all or any substantial portion of the property of any Subsidiary, or of a line of business, division or operating unit of the Borrower and its Subsidiaries, or (b) at least a majority of the issued and outstanding Voting Equity Interests of any Subsidiary.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of any state of the United States or the District of Columbia.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Copy” has the meaning specified in Section 11.17.
“Electronic Record” has the meaning assigned to such term by 15 USC §7006.
“Electronic Signature” has the meaning assigned to such term by 15 USC §7006.

“Eligible Assignee” means, in connection with any assignment in accordance with the requirements of Section 11.06(b) or any participation in accordance with the requirements of Section 11.06(d), (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund or (d) any other Person; provided that notwithstanding the foregoing, in no case shall an Eligible Assignee include (i) a Defaulting Lender or any of its Subsidiaries (or Persons that would constitute a Defaulting Lender upon the consummation of such assignment or such participation), (ii) the Borrower or any of its Subsidiaries or other Affiliates or (iii) a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural persons).
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting; provided that any Indebtedness convertible into any of the foregoing shall not, prior to the conversion thereof, constitute Equity Interests.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or 414(c) of the Internal Revenue Code (and Sections 414(m) and 414(o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination under Section 4041(c) or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a Multiemployer Plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Section 9.01.
“Exchange Act” means the United States Securities Exchange Act of 1934.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender pursuant to a Law in effect on the date on which (i) such Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), 3.01(a)(iii) or 3.01(c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office; (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e); and (d) any withholding Taxes imposed pursuant to FATCA.
“Existing Administrative Agent” has the meaning specified in the Amendment and Restatement Agreement.
“Existing Credit Agreement” means this Agreement as in effect immediately prior to the Restatement Effective Date.
“Existing L/C Issuer” has the meaning specified in the Amendment and Restatement Agreement.
“Existing Revolving Maturity Date” has the meaning specified in Section 2.17(a).
“Existing Swing Line Lender” has the meaning specified in the Amendment and Restatement Agreement.
“Existing Term A Loans” has the meaning specified in the Amendment and Restatement Agreement.
“Extending Lender” has the meaning specified in Section 2.17(a).
“Extension” has the meaning specified in Section 2.17(a).
“Extension Amendment” has the meaning specified in Section 2.17(d).

“Extension Request” has the meaning specified in Section 2.17(a).
“Facility” means the Revolving Facility, the Term A-1 Facility, the Term A-2 Facility, the 3-Year Delayed Draw Term Facility or the 5-Year Delayed Draw Term Facility, as the context may require. Additional Classes of Facilities may be established pursuant to Sections 2.16 and 2.17.
“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated; (b) the principal of and interest on each Loan, all Unreimbursed Amounts, all fees and all other Obligations (other than contingent obligations for which no claim or demand has been made) have been paid in full; and (c) all Letters of Credit have terminated or expired (other than Letters of Credit that have been Cash Collateralized or as to which other arrangements satisfactory to the applicable L/C Issuer and the Administrative Agent shall have been made).
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.
“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States.
“Fee Letter” means the fee letter agreement dated March 5, 2025 between the Borrower and BofA Securities.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Fronting Exposure” means, at any time there is a Defaulting Revolving Lender, (a) with respect to each L/C Issuer, such Defaulting Revolving Lender’s Applicable Revolving Percentage of the outstanding L/C Exposure other than L/C Exposure as to which (i) such Defaulting Revolving Lender shall have funded its participation in accordance with Section 2.03 or (ii) such Defaulting Revolving Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Revolving Lender’s Applicable Revolving Percentage of Swing Line Loans, other than Swing Line Loans as to which (i) such Defaulting Revolving Lender shall have funded its participation in accordance with

Section 2.03 or (ii) such Defaulting Revolving Lender’s participation obligation has been reallocated to other Revolving Lenders in accordance with the terms hereof.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means, subject to Section 1.03, generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board consistently applied.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (d) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Honor Date” has the meaning specified in Section 2.03(c)(i).
“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.
“Immaterial Subsidiary” means, at any date of determination, a Subsidiary which (a) when considered on an individual basis (taken on a consolidated basis with its Subsidiaries), does not have (i) assets with an aggregate book value in excess of 5% of consolidated total assets of the Borrower and its Subsidiaries as of the last day of the most recently ended Test Period or (ii) revenues attributable to such Subsidiary in excess of 5% of the consolidated revenues of the Borrower and its Subsidiaries for the most recently ended Test Period and (b) when taken together with all other Immaterial Subsidiaries, does not have (i) assets with an aggregate book value in excess of 10% of consolidated total assets of the Borrower and its Subsidiaries as of the last day of the most recently ended Test Period or (ii) revenues in excess of 10% of the consolidated revenues of the Borrower and its Subsidiaries for the most recently ended Test Period.
“Incremental Amendment” has the meaning specified in Section 2.16(f).
“Incremental Commitment” has the meaning specified in Section 2.16(a).
“Incremental Facility Closing Date” has the meaning specified in Section 2.16(d).
“Incremental Term Loan” has the meaning specified in Section 2.01(c).
“Incremental Term Loan Commitment” has the meaning specified in Section 2.16(a).
“Indebtedness” means, as to any Person as of any date of determination, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations, whether current or long-term, of such Person for borrowed money (including the Loans) and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments (including, in the case of the Borrower and for the avoidance of doubt, all obligations under the Seller Note);
(b)    the maximum amount available to be drawn under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and similar instruments, in each case, in respect of which such Person is an account party;
(c)    all obligations of such Person in respect of the deferred purchase price of property or services (other than (i) trade accounts payable, intercompany charges of expenses, deferred revenue and other accrued liabilities (including deferred payments in respect of services by employees), in each case incurred in the ordinary course of business, and (ii) any earn-out obligation or other purchase price adjustment incurred in connection with any Acquisition or similar investment, except to the extent that the amount thereof becomes due and payable);
(d)    all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business);
(e)    all Capital Lease Obligations of such Person;
(f)    the outstanding principal amount (as defined in the definition of “Securitization Transaction”) of obligations of such Person incurred under a Securitization Transaction;
(g)    Indebtedness (excluding prepaid interest thereon) of another Person secured by a Lien on property owned or being purchased by such Person, whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse; provided that the amount of Indebtedness of any Person for purposes of this clause (g) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby (as reasonably determined by the Borrower);

(h)    all Guarantees by such Person in respect of any Indebtedness of another Person; and
(i)    all Indebtedness of the types referred to in clauses (a) through (h) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, but only to the extent such Person is liable therefor as a result of such Person’s ownership interest in such partnership or joint venture and except to the extent that such Indebtedness is expressly made non-recourse to such Person (except for customary exceptions to non-recourse provisions such as fraud, misappropriation of funds and environmental liabilities).
Notwithstanding the foregoing, none of the following shall constitute Indebtedness: (i) trade payables of such Person created in the ordinary course of business; (ii) obligations of such Person incurred in the ordinary course of business under cash pooling arrangements and overdraft lines or any other treasury or cash management arrangements; (iii) obligations of such Person under any Swap Contract; and (iv) obligations of such Person arising under any Permitted Factoring Arrangement.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.
“Indemnitee” has the meaning specified in Section 11.04(b).
“Information” has the meaning specified in Section 11.07(a).
“Initial Securitization Facility” means that certain Securitization Transaction established pursuant to the Receivables Financing Agreement, dated as of October 30, 2020, by and among Concentrix Receivables, Inc., the Borrower, PNC Bank, National Association, as administrative agent, and the group agents party thereto.
“Interest Payment Date” means (a) with respect to any Base Rate Loan (other than any Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date applicable to such Loan, (b) with respect to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date applicable to such Loan (provided that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates) and (c) with respect to any Swing Line Loan, the last Business Day of each March, June, September and December and the Revolving Maturity Date.
“Interest Period” means, with respect to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in a Loan Notice; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no Interest Period shall extend beyond the Maturity Date applicable to the applicable Term SOFR Loan. Notwithstanding anything herein to the contrary, the initial Interest Period for any Term SOFR Loan made on the Restatement Effective Date may be of such duration (not to exceed the maximum number of months set forth above) as shall have been separately agreed by the Borrower and the Administrative Agent and set forth in the Loan Notice delivered with respect thereto, and for the purpose of determining the applicable Term SOFR with respect to such Term SOFR Loan, such Interest Period shall be deemed to have a tenor equal to the nearest number of whole months.
“Internal Revenue Code” means the Internal Revenue Code of 1986.
“IP Rights” has the meaning specified in Section 6.16(a).
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time such Letter of Credit is issued).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.
“JPMorgan” means JPMorgan Chase Bank, N.A.
“L/C Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Percentage.
“L/C Borrowing” means an extension of credit resulting from an L/C Disbursement that has not been reimbursed by the Borrower on the date when made or refinanced as a Revolving Borrowing.
“L/C Commitment” means, with respect to each L/C Issuer, the maximum permitted amount of the L/C Exposure that may be attributable to Letters of Credit issued by such L/C Issuer. The initial amount of each L/C Issuer’s L/C Commitment is set forth on Schedule 2.03 or, with respect to any Person that becomes an L/C Issuer after the Restatement Effective Date, is the amount set forth for such L/C Issuer as its L/C Commitment in the Register maintained by the Administrative Agent. The L/C Commitment of an L/C Issuer may be modified from time to time by agreement between such L/C Issuer and the Borrower, provided that a written notice of such modification has been provided by the Borrower to the Administrative Agent.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Disbursement” means a payment made by the applicable L/C Issuer pursuant to a Letter of Credit.
“L/C Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all Unreimbursed Amounts, including all L/C Borrowings. The L/C Exposure of any Revolving Lender at any time shall be its Applicable Revolving Percentage of the total L/C Exposure at such time, adjusted to give effect to any reallocation under Section 2.15 of the L/C Exposure of Defaulting Revolving Lenders in effect at such time.

“L/C Issuer” means (a) Bank of America and (b) any other Revolving Lender that becomes an L/C Issuer in accordance with Section 2.03(l), each in its capacity as an issuer of Letters of Credit hereunder, but excluding any such Person that ceases to be an L/C Issuer pursuant to the terms hereof. Each L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by branches or Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate (it being agreed that such L/C Issuer shall, or shall cause such branch or Affiliate to, comply with the requirements of Section 2.03 with respect to such Letters of Credit).
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of Law.
“Lender” means each of the Persons party to the Amendment and Restatement Agreement as a “Lender” and each other Person that becomes a “Lender” in accordance with this Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or other transaction undertaken in accordance with the terms and conditions of this Agreement. Unless the context requires otherwise, the term “Lender” includes the Swing Line Lender.
“Lender Party” means each Lender, each L/C Issuer and the Swing Line Lender.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as such Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate.
“Letter of Credit” means any standby letter of credit issued hereunder.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer.
“Letter of Credit Expiration Date” means the day that is seven days prior to the Revolving Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(h).
“Letter of Credit Sublimit” means an amount equal to $75,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.
“Leverage Increase Election” has the meaning specified in Section 8.06(a).
“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.
“Lien” means any mortgage, pledge, hypothecation, assignment as collateral security, deposit arrangement, encumbrance, lien (statutory or other), charge, or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Limited Condition Acquisition” means any Acquisition or any similar investment that the Borrower or any Subsidiary is contractually committed to consummate and the consummation of which is not conditioned upon the availability of, or on obtaining, third party financing.
“Loan” means a loan made by a Lender to the Borrower pursuant to this Agreement.
“Loan Documents” means, collectively, this Agreement, the Disclosure Letter, the Amendment and Restatement Agreement, the Fee Letter, each Incremental Amendment, each Extension Amendment, the Subsidiary Guarantee Agreement (if any), the Assumption Agreement (if any) and, other than for purposes of Section 11.01, each Note, each Issuer Document and any agreements creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14.
“Loan Notice” means a notice of (a) a Revolving Borrowing or a Term Borrowing, (b) a conversion of Revolving Loans or Term Loans of the same Class from one Type to the other Type, or (c) a continuation of Term SOFR Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit C or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“Loan Parties” means, collectively, the Borrower and the Subsidiary Guarantors (if any).
“Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders having Revolving Credit Exposures and unused Revolving Commitments representing more than 50% of the sum of the Aggregate Revolving Credit Exposure and the unused Revolving Commitments of all Revolving Lenders outstanding or in effect at such time and (b) in the case of the Term Lenders of any Class, Lenders having Term Loans and/or Term Commitments of such Class (as applicable with respect to such Class) representing more than 50% of the sum of all the Term Loans and/or unused Term Commitments of such Class (as applicable with respect to such Class) of all Term Lenders of such Class outstanding or in effect at such time; provided that, for purposes of clause (a) above, the Revolving Credit Exposure of the Revolving Lender that is the Swing Line Lender shall be deemed to exclude any amount of its Swing Line Exposure in excess of its Applicable Revolving Percentage of the aggregate principal amount of the outstanding Swing Line Loans, adjusted to give effect to any reallocation under Section 2.15 of the Swing Line Exposures of Defaulting Revolving Lenders in effect at such time, and the unused Revolving Commitment of such Revolving Lender shall be determined on the basis of its Revolving Credit Exposure excluding such excess amount.
“Master Agreement” has the meaning specified in the definition of “Swap Contract”.
“Material Acquisition” means any single Acquisition or series of related Acquisitions for which the aggregate consideration paid by the Borrower and its Subsidiaries is $125,000,000 or more.
“Material Adverse Effect” means: (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or the Lenders, taken as a whole, under the Loan Documents; or (c) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents.

“Material Disposition” means any single Disposition or series of related Dispositions for which the aggregate consideration received by the Borrower and its Subsidiaries is $125,000,000 or more.
“Material Indebtedness” means any Indebtedness (other than Indebtedness arising under the Loan Documents and Indebtedness solely between or among the Borrower and its Subsidiaries) having an aggregate principal amount of $250,000,000 or more.
“Maturity Date” means the Revolving Maturity Date, the Term A-1 Facility Maturity Date, the Term A-2 Facility Maturity Date, the 3-Year Delayed Draw Term Facility Maturity Date, the 5-Year Delayed Draw Term Facility Maturity Date, and, with respect to any other Class of Loans established hereunder, the scheduled final maturity date set forth in the applicable Loan Document establishing such Class of Loans, as the context may require.
“Maximum Rate” has the meaning specified in Section 11.09.
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Revolving Lender, an amount equal to 100% of the Fronting Exposure of the L/C Issuers with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral provided in accordance with Section 2.05(b), the amount required by such Section and (c) with respect to Cash Collateral provided in accordance with Section 2.14(a)(i) or 2.14(a)(ii), an amount equal to 100% of the total L/C Exposure plus any accrued and unpaid fees and interest with respect to Letters of Credit.
“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.
“MNPI” means material information concerning the Borrower, its Subsidiaries or any of their respective securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Borrower, its Subsidiaries or any of their respective securities that is or could reasonably be expected to be material for purposes of the United States federal and state securities laws.
“Multiemployer Plan” means any Pension Plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Multiple Employer Plan” means a Pension Plan which has two or more contributing sponsors (including any Loan Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders (or all Lenders or all affected Lenders of any Class) in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders (or, in circumstances where Section 11.01 does not require the consent of the Required Lenders, Majority in Interest of the Lenders of the affected Class, as applicable).
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Extending Lender” has the meaning specified in Section 2.17(a).
“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).
“Non-Reinstatement Deadline” has the meaning specified in Section 2.03(b)(iv).
“Note” has the meaning specified in Section 2.11(a).
“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit D or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue, at the rate set forth in the Loan Documents, after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that obligations of the Borrower under Article XII shall not constitute Obligations. Without limiting the generality of the foregoing, the Obligations includes (a) the obligation to pay principal, interest, Revolving Commitment Fees, 3-Year Delayed Draw Ticking Fees, 5-Year Delayed Draw Ticking Fees, Letter of Credit Fees, expenses, indemnities and other amounts payable by the Borrower and any Subsidiary Guarantor under any Loan Document (other than pursuant to Article XII) and (b) each payment required to be made by the Borrower in respect of any Letter of Credit, including payments in respect of reimbursement of L/C Disbursements, interest thereon (including interest that accrues, at the rate set forth in the Loan Documents, after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest is an allowed claim in such proceeding) and obligations to provide Cash Collateral.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).
“Outstanding Amount” means (a) with respect to any Class of Loans on any date, the aggregate outstanding principal amount of such Loans after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date and (b) with respect to any Swing Line Loans on any date, the aggregate outstanding principal amount of the Swing Line Loans after giving effect to any borrowings and prepayments of Swing Line Loans occurring on such date.
“Participant” has the meaning specified in Section 11.06(d).
“Participant Register” has the meaning specified in Section 11.06(d).
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but excluding a Multiemployer Plan) that is maintained or is contributed to by any Loan Party and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code.
“Permitted Factoring Arrangement” means an arrangement whereby the Borrower or any of its Subsidiaries sells its accounts receivable (and other assets constituting Receivables and Related Assets with respect to such accounts receivable) pursuant to a factoring arrangement, including a factoring arrangement constituting a supply chain financing; provided that any obligations arising therefrom do not permit or provide recourse to the Borrower or any Subsidiary or any property or asset of the Borrower or any Subsidiary, other than with respect to purchase or repurchase obligations for breaches of representations and warranties, deemed collections, performance guaranties, indemnity obligations and other similar undertakings, in each case, that are customary for standard market “true sale” factoring arrangements.
“Permitted Liens” means, at any time, Liens in respect of property of the Borrower or any Subsidiary permitted to exist at such time pursuant to the terms of Section 8.01.
“Permitted Securitization Transaction” means each of (a) the Initial Securitization Facility and (b) any other Securitization Transaction; provided that any obligations arising therefrom do not permit or provide recourse to the Borrower or any Subsidiary (other than a Special Purpose Subsidiary) or any property or asset of the Borrower or any Subsidiary (other than the property or assets of a Special Purpose Subsidiary or any Equity Interests of a Special Purpose Subsidiary), other than with respect to purchase or repurchase obligations for breaches of representations and warranties, deemed collections, performance guaranties, indemnity obligations and other similar undertakings, in each case, that are customary for standard market accounts receivable securitization transactions.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.
“Platform” has the meaning specified in Section 7.02.
“Pro Forma Basis” or “pro forma effect” means, with respect to any transaction, that for purposes of calculating the Consolidated Leverage Ratio, the Consolidated Interest Coverage Ratio, the Consolidated Tangible Assets or any other financial metric (including component definitions thereof), such transaction (including the incurrence or repayment of any Indebtedness in connection therewith) shall be deemed to have occurred as of the first day of the applicable Test Period. In connection with the foregoing, (a) with respect to any Material Disposition, (i) balance sheet and income statement items (whether positive or negative) attributable to the Person or property disposed of shall be excluded as of the first day of the applicable Test Period and (ii) Indebtedness that is repaid, prepaid, redeemed or otherwise discharged in connection with such Material Disposition shall be excluded and deemed to have been repaid, prepaid, redeemed or otherwise discharged as of the first day of the applicable Test Period and (b) with respect to any Acquisition, (i) balance sheet and income statement items (whether positive or negative) attributable to the Person or property acquired shall be included as of the first day of the applicable Test Period and (ii) any Indebtedness incurred or assumed by the Borrower or any Subsidiary (including the Person or property acquired) in connection with such Acquisition and any Indebtedness of the Person or property acquired that is not repaid, prepaid, redeemed or otherwise discharged in connection with such Acquisition (A) shall be deemed to have been incurred as of the first day of the applicable Test Period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.
“Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” has the meaning specified in Section 7.02.
“Purchaser” means Osyris S.à r.l., a Luxembourg société à responsabilité limitée and a direct wholly owned subsidiary of the Borrower.
“Qualified Acquisition” means any Acquisition (or series of Acquisitions consummated in any 12-month period) by the Borrower or any Subsidiary in which the sum of (a) the aggregate cash consideration paid by the Borrower and its Subsidiaries (including refinancing of any Indebtedness of the acquired Person) plus (b) the aggregate principal amount of existing Indebtedness of the acquired Person (or the acquired line of business, division or operating unit) assumed by the Borrower and its Subsidiaries, is at least $300,000,000.

“Rating” means, with respect to S&P or Moody’s, a rating by such rating agency of the Borrower’s senior unsecured non-credit enhanced long-term indebtedness for borrowed money.
“Receivables and Related Assets” means (a) accounts receivable (including all rights to payment created by or arising from the sales of goods, leases of goods or the rendition of services, no matter how evidenced (including in the form of chattel paper) and whether or not earned by performance) and (b) any interest in such accounts receivable and all collateral securing such accounts receivable (including any deposit accounts into which accounts receivables are collected), all contracts and contract rights, purchase orders, security interests, financing statements or other documentation in respect of such accounts receivable, any guarantees, indemnities, warranties or other obligations in respect of such accounts receivable, any equipment and any other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or factoring arrangements (including supply chain financings) or financing of recurring revenue service contracts involving receivables similar to such accounts receivable and any collections or proceeds of any of the foregoing.
“Recipient” means the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document.
“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness), any Indebtedness that refinances, replaces, renews or extends such Original Indebtedness; provided that the principal amount of any such Refinancing Indebtedness does not exceed an amount equal to the sum of (a) the then outstanding principal amount of such Original Indebtedness and (b) an amount necessary to pay accrued but unpaid interest on such Original Indebtedness and any premium thereon paid, and any costs, fees and expenses (including defeasance costs, underwriting discounts, upfront fees, original issue discount (in lieu of upfront fees) or similar fees) incurred, in connection with such refinancing, replacement, renewal or extension.
“Register” has the meaning specified in Section 11.06(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Removal Effective Date” has the meaning specified in Section 10.06(b).
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Revolving Borrowing, a Term Borrowing, or a conversion or continuation of Revolving Loans or Term Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Borrowing, a Swing Line Loan Notice.
“Required Lenders” means, at any time, Lenders having Term Loans, Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the Outstanding Amount of the Term Loans of all the Term Lenders, the Aggregate Revolving Credit Exposure and the aggregate unused Commitments of all Lenders outstanding or in effect at such time; provided that, for purposes of the foregoing, the Revolving Credit Exposure of the Revolving Lender that is the Swing Line Lender shall be deemed to exclude any amount of its Swing Line Exposure in excess of its Applicable Revolving

Percentage of the aggregate principal amount of the outstanding Swing Line Loans, adjusted to give effect to any reallocation under Section 2.15 of the Swing Line Exposures of Defaulting Revolving Lenders in effect at such time, and the unused Revolving Commitment of such Revolving Lender shall be determined on the basis of its Revolving Credit Exposure excluding such excess amount; provided, further that this definition is subject to the provisions of Section 3.03(b).
“Rescindable Amount” has the meaning specified in Section 2.12(b)(ii).
“Resignation Effective Date” has the meaning specified in Section 10.06(a).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means, with respect to any Loan Party, the chief executive officer, president, chief financial officer, treasurer, chief operating officer or corporate secretary of such Loan Party and, solely for purposes of the delivery of incumbency certificates, the secretary or any assistant secretary of such Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the Borrower so designated by any of the foregoing officers of the Borrower in a notice to the Administrative Agent or any other officer or employee of the Borrower designated in or pursuant to an agreement between the Borrower and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party may be conclusively presumed by the Administrative Agent, the Lenders and the L/C Issuers to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer may be conclusively presumed by the Administrative Agent, the Lenders and the L/C Issuers to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.
“Restatement Effective Date” means April 11, 2025.
“Restatement Effective Date Payments” means the payments set forth in Section 2(b) of the Amendment and Restatement Agreement.
“Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Class and Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to this Agreement.
“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(a), (b) purchase participations in L/C Disbursements and (c) purchase participations in Swing Line Loans, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such amount is set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption, the Incremental Amendment or other documentation pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Revolving Commitment Fee” has the meaning specified in Section 2.09(a).
“Revolving Commitment Increase” has the meaning provided in Section 2.16(a).

“Revolving Credit Exposure” means, as to any Revolving Lender at any time, the sum of (a) the Outstanding Amount of such Revolving Lender’s Revolving Loans at such time, plus (b) such Revolving Lender’s L/C Exposure at such time plus (c) such Revolving Lender’s Swing Line Exposure at such time.
“Revolving Facility” means, at any time, the amount of the Aggregate Revolving Commitments at such time.
“Revolving Facility Availability Period” means the Availability Period for the Revolving Facility.
“Revolving Lender” means, at any time, a Lender with a Revolving Commitment at such time or Revolving Credit Exposure at such time.
“Revolving Loan” has the meaning specified in Section 2.01(a).
“Revolving Maturity Date” means April 11, 2030, as such date may be extended pursuant to Section 2.17; provided that if such date is not a Business Day, the Revolving Maturity Date shall be the immediately preceding Business Day.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.
“Sale and Leaseback Transaction” means any arrangement relating to property owned by the Borrower or any Subsidiary whereby the Borrower or such Subsidiary sells or transfers such property to any Person and, thereafter, the Borrower or any Subsidiary rents or lease such property, or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred, from such Person or its Affiliates.
“Sanction(s)” means any international economic sanction or trade embargo administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union (not to include those protecting against the effects of extraterritorial sanctions by other nations), His Majesty’s Treasury or other relevant sanctions authority of OECD member countries.
“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Securities Act” means the United States Securities Act of 1933.
“Securitization Related Property” means (a) Receivable and Related Assets which are sold, conveyed, contributed or transferred to one or more Special Purpose Subsidiaries pursuant to a Permitted Securitization Transaction and (b) Equity Interests of any Special Purpose Subsidiaries.
“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, Receivables and Related Assets to a special purpose Subsidiary or Affiliate of such Person or a third party; provided that a Permitted Factoring Arrangement shall not constitute a Securitization Transaction. The “amount” or “principal amount” of any Securitization Transaction shall be deemed at any time to be the aggregate amounts invested or otherwise loaned by investors that are not Affiliates of the Borrower in connection with such Securitization

Transaction and paid to the Borrower or its Subsidiaries, as reduced by the aggregate amounts received by such investors from the payment of receivables or payments of loans and applied to reduce such invested amounts.
“Seller Note” means the note issued by the Borrower to the Sellers (as defined in the Webhelp Acquisition Agreement) pursuant to the Webhelp Acquisition Agreement.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Adjustment” means 0.10% (10 basis points).
“Solvent” means, with respect to any Person as of a particular date, that on such date, (a) the fair value of the assets of such Person and its Subsidiaries, on a consolidated basis, exceed their debts and liabilities, on a consolidated basis, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liabilities on their debts and other liabilities, on a consolidated basis, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, are not engaged in and are not about to engage in business for which they will have unreasonably small capital. In computing the amount of the contingent liabilities of such Person and its Subsidiaries at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Special Purpose Subsidiary” means, with respect to any Securitization Transaction, any special purpose Subsidiary or other Affiliate of the Borrower created in connection with the establishment of such Securitization Transaction.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the issued and outstanding Voting Equity Interests is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Subsidiary Guarantee Agreement” means a Subsidiary Guarantee Agreement substantially in the form of Exhibit E, together with all supplements thereto.
“Subsidiary Guarantor” means any Domestic Subsidiary that shall have become a party to the Subsidiary Guarantee Agreement as a guarantor thereunder pursuant to Section 11.22, other than any such Subsidiary that shall have ceased to be a party to the Subsidiary Guarantee Agreement in accordance with Section 11.22. As of the Restatement Effective Date, there are no Subsidiary Guarantors.
“Successor Rate” has the meaning specified in Section 3.03(b).
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a) above, the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.
“Swing Line Exposure” means, at any time, the Outstanding Amount of all Swing Line Loans at such time. The Swing Line Exposure of any Revolving Lender at any time shall be the sum of (a) its Applicable Revolving Percentage of the Outstanding Amount of all Swing Line Loans at such time (excluding, in the case of the Revolving Lender that is also the Swing Line Lender, Swing Line Loans outstanding at such time to the extent that the other Revolving Lenders shall not have funded their participations in such Swing Line Loans), adjusted to give effect to any reallocation under Section 2.15 of the Swing Line Exposures of Defaulting Revolving Lenders in effect at such time, and (b) in the case of the Revolving Lender that is also the Swing Line Lender, the Outstanding Amount of all Swing Line Loans at such time to the extent that the other Revolving Lenders shall not have funded their participations in such Swing Line Loans.
“Swing Line Lender” means Bank of America, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.04(a).
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit F or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“Swing Line Sublimit” means an amount equal to $75,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term A-1 Borrowing” means a borrowing consisting of simultaneous Term A-1 Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made by the Term A-1 Lenders pursuant to this Agreement.
“Term A-1 Commitment” means, as to each Term A-1 Lender, its obligation to make a Term A-1 Loan to the Borrower pursuant to this Agreement in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Term A-1 Lender’s name on Schedule 2.01 under the caption “Term A-1 Commitment”. The aggregate amount of the Term A-1 Commitments of all of the Term A-1 Lenders on the Restatement Effective Date shall be $750,000,000.
“Term A-1 Facility” means, at any time (a) prior to the funding of the Term A-1 Loans on the Restatement Effective Date, the aggregate amount of the Term A-1 Commitments of all of the Term A-1 Lenders at such time, and (b) thereafter, the Outstanding Amount of the Term A-1 Loans of all of the Term A-1 Lenders at such time.
“Term A-1 Facility Maturity Date” means September 30, 2028; provided that if such date is not a Business Day, the Term A-1 Facility Maturity Date shall be the immediately preceding Business Day.
“Term A-1 Lender” at any time (a) prior to the funding of the Term A-1 Loans on the Restatement Effective Date, any Person that has a Term A-1 Commitment at such time, and (b) thereafter, any Person that holds a Term A-1 Loan at such time.
“Term A-1 Loan” has the meaning specified in Section 2.01(b).
“Term A-2 Borrowing” means a borrowing consisting of simultaneous Term A-2 Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made by the Term A-2 Lenders pursuant to this Agreement.
“Term A-2 Commitment” means, as to each Term A-2 Lender, its obligation to make a Term A-2 Loan to the Borrower pursuant to this Agreement (it being understood and agreed that each Term A-2 Lender will be deemed to have made its Term A-2 Loan to the Borrower on the Restatement Effective Date pursuant to the conversion and exchange of such Term A-2 Lender’s Existing Term A Loans for a Term A-2 Loan pursuant to the Amendment and Restatement Agreement) in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Term A-2 Lender’s name on Schedule 2.01 under the caption “Term A-2 Commitment”. The aggregate amount of the Term A-2 Commitments of all of the Term A-2 Lenders on the Restatement Effective Date shall be $750,000,000.
“Term A-2 Facility” means, at any time (a) prior to the deemed funding of the Term A-2 Loans on the Restatement Effective Date, the aggregate amount of the Term A-2 Commitments of all of the Term A-2 Lenders at such time, and (b) thereafter, the Outstanding Amount of the Term A-2 Loans of all of the Term A-2 Lenders at such time.
“Term A-2 Facility Maturity Date” means December 27, 2026; provided that if such date is not a Business Day, the Term A-2 Facility Maturity Date shall be the immediately preceding Business Day.
“Term A-2 Lender” at any time (a) prior to the funding (or deemed funding) of the Term A-2 Loans on the Restatement Effective Date, any Person that has a Term A-2 Commitment at such time, and (b) thereafter, any Person that holds a Term A-2 Loan at such time.

“Term A-2 Loan” has the meaning specified in Section 2.01(c).
“Term Borrowing” means, with respect to any Class of Term Loans, a borrowing consisting of simultaneous Term Loans of such Class that are of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made by the Term Lenders of such Class pursuant to this Agreement.
“Term Commitment” means any Term A-1 Commitment, any Term A-2 Commitment, any 3-Year Delayed Draw Term Commitment or any 5-Year Delayed Draw Term Commitment, as the context may require. Additional Classes of Term Commitments may be established pursuant to Section 2.16.
“Term Lender” means a Term A-1 Lender, a Term A-2 Lender, a 3-Year Delayed Draw Term Lender or a 5-Year Delayed Draw Term Lender, as the context may require. Additional Classes of Term Lenders may be established pursuant to Section 2.16.
“Term Loan” means any Term A-1 Loan, any Term A-1 Loan, any 3-Year Delayed Draw Term Loan or any 5-Year Delayed Draw Term Loan, as the context may require. Additional Classes of Term Loans may be established pursuant to Section 2.16.
“Term Loan Increase” has the meaning provided in Section 2.16(a).
“Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m., New York City time, on such determination date then Term SOFR means the Term SOFR Screen Rate with a term equivalent to such Interest Period on the first (1st) U.S. Government Securities Business Day immediately prior thereto; in each case, plus the SOFR Adjustment; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to such date with a term of one (1) month commencing that day; provided that if the rate is not published prior to 11:00 a.m., New York City time, on such determination date then Term SOFR means the Term SOFR Screen Rate with a term of one (1) month commencing that day on the first (1st) U.S. Government Securities Business Day immediately prior thereto; in each case, plus the SOFR Adjustment; provided that if Term SOFR determined in accordance with either of the foregoing clause (a) or clause (b) of this definition would otherwise be less than 0.00% per annum, Term SOFR shall be deemed 0.00% per annum for purposes of this Agreement.
“Term SOFR Loan” means a Revolving Loan or a Term Loan that bears interest at a rate based on clause (a) of the definition of “Term SOFR”.
“Term SOFR Replacement Date” has the meaning specified in Section 3.03(b).
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Test Period” means, as of any date, the period of four consecutive fiscal quarters of the Borrower then most recently ended for which consolidated financial statements have been delivered (or are required to have been delivered) pursuant to Section 7.01(a) or 7.01(b) (or, prior to the first such delivery, the period of four consecutive fiscal quarters of the Borrower ended February 28, 2025).

“Type” means, with respect to any Term Loan or any Revolving Loan (other than, for the avoidance of doubt, any Swing Line Loan), its character as a Base Rate Loan or a Term SOFR Loan.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3).
“USA PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
“Voting Equity Interests” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.
“Webhelp Acquisition Agreement” means that certain Share Purchase and Contribution Agreement, dated as of June 12, 2023, by and among the Borrower, the Purchaser, Marnix Lux SA, a Luxembourg société anonyme, the Sellers (as defined therein) party thereto, and Seller Representatives (as defined therein) party thereto.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years (calculated to the nearest one-twelfth) obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.
“wholly owned”, when used in reference to a Subsidiary, means that all the Equity Interests in such Subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by the Borrower, another wholly owned Subsidiary or any combination thereof.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.02    Other Interpretive Provisions.
With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all assets and properties, tangible and intangible, real and personal, including cash, securities, accounts and contract rights. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as amended, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, modifications, extensions, restatements, replacements or supplements set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein), (iii) the words “hereto”, “herein,”, “hereof” and “hereunder”, and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, and (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time.
(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.
(c)    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03    Accounting Terms; Changes in GAAP; Calculation of Financial Covenants on a Pro Forma Basis.
(a)    Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP. Notwithstanding any other provision contained herein, all terms of an accounting nature used herein shall be construed (other than for purposes of Sections 6.05(a), 6.05(b), 7.01(a) and 7.01(b)), and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under FASB ASC 825-10-25 (or any other FASB ASC having a similar result or effect) to value any Indebtedness of the Borrower or any Subsidiary at “fair value”, as defined therein, (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under FASB ASC 470-20 (or any other FASB ASC having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, (iii) without giving effect to the application of Accounting Standards Update 2015-03, Interest, issued by the Financial Accounting Standards Board to the extent such application results in indebtedness being reflected on a balance sheet at an amount less than the stated principal amount thereof and (iv) without giving effect to any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842 or any similar, successor or substitute accounting standard or codification), to the extent such change would require the recognition of right-of-use assets and lease liabilities that would not have been required to be classified as a capital lease under GAAP as in effect immediately prior to the adoption thereof.
(b)    Changes in GAAP. If at any time after the Restatement Effective Date any change in GAAP (including the adoption of IFRS) or in the application thereof would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP or in the application thereof (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP or the application thereof prior to such change and (ii) the Borrower shall provide to the Administrative Agent and the Lenders a reasonable reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP or in the application thereof.
(c)    Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.
(d)    Calculation on a Pro Forma Basis. Notwithstanding anything to the contrary herein, all financial ratios and tests (including the Consolidated Leverage Ratio, the Consolidated Interest Coverage Ratio and the Consolidated Tangible Assets) contained in this Agreement that are calculated with respect to any Test Period during which any Material Acquisition or Material

Disposition occurs shall be calculated with respect to such Test Period on a Pro Forma Basis with respect to such Material Acquisition or Material Disposition. Further, if since the last day of any Test Period and on or prior to the date of any required calculation of any Consolidated Tangible Assets test any Material Acquisition or Material Disposition has occurred, then such Consolidated Tangible Assets test shall be calculated on a Pro Forma Basis with respect to such Material Acquisition or Material Disposition.
1.04    Certain Calculations and Tests.
(a)    Limited Condition Acquisition. Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement require (including any such requirement that is to be determined on a Pro Forma Basis) (i) compliance with any financial ratio or test (including compliance with Section 8.06 on a Pro Forma Basis as a condition to taking any action under this Agreement (but not the actual compliance with Section 8.06)) and/or any cap expressed as a percentage of Consolidated Tangible Assets, (ii) the accuracy of any representation or warranty or (iii) the absence of any Default or Event of Default (or any type of Default or Event of Default), in each case, as a condition to the consummation of any Limited Condition Acquisition (or as a condition to any assumption or incurrence of any Indebtedness (other than any Revolving Loans, any 3-Year Delayed Draw Term Loans or any 5-Year Delayed Draw Term Loans) in connection therewith or any other transaction relating thereto), the determination of whether the relevant condition is satisfied may be made, at the election of the Borrower, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) either (x) the execution of the definitive agreement with respect to such Limited Condition Acquisition (or, in the case of any Limited Condition Acquisition made pursuant to a tender or similar offer, at the time of the commencement of such offer) or (y) the consummation of such Limited Condition Acquisition, in each case, after giving effect on a Pro Forma Basis to the relevant Limited Condition Acquisition and any assumption or incurrence of any Indebtedness in connection therewith and any other transactions relating thereto. For the avoidance of doubt, this Section 1.04(a) shall not apply to any extensions of credit under the Revolving Facility (including, for the avoidance of doubt, any L/C Credit Extension or any Swing Line Loan), the 3-Year Delayed Draw Term Facility or the 5-Year Delayed Draw Term Facility, which extensions of credit shall be subject to the satisfaction or waiver of the conditions set forth in Section 5.02 on the date of such extension of credit as set forth therein.
(b)    Financial Ratios and Tests. For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including any Consolidated Total Assets test or compliance with Section 8.06 on a Pro Forma Basis as a condition to taking any action under this Agreement (but not the actual compliance with Section 8.06)), such financial ratio or test shall be calculated at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be (or, in each case, such other time as is applicable thereto pursuant to Section 1.04(a)), and no Default or Event of Default shall be deemed to have occurred solely as a result of a subsequent change in such financial ratio or test.
(c)    Classification. For purposes of determining compliance at any time with Section 8.01 or 8.02, it is understood and agreed that any Liens and Indebtedness (or any portions thereof) need not be permitted solely by reference to one clause or subclause of Section 8.01 or 8.02, respectively, but may instead be permitted in part under any combination of clauses or subclauses of such Section, all as classified or, to the extent such alternative classification would have been permitted at the time of the relevant action or determination, reclassified by the Borrower in its sole discretion at any time and from time to time, and shall constitute a usage of any availability under such clause or subclause only to the extent so classified or reclassified thereto.
1.05    Cashless Rollovers.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, in connection with any extension, replacement, renewal or refinancing of any Class of Loans hereunder, any Lender may, with the consent of the Borrower, elect to accept any other Indebtedness permitted by the terms of this Agreement in lieu of all or any part of such Lender’s applicable share of any payment hereunder with respect to such Loans, it being agreed that (a) such acceptance shall not be subject to any requirement hereunder or under any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in cash” or any other similar requirement and (b) notice of such acceptance shall be provided to the Administrative Agent and, if such other Indebtedness is in the form of Loans, the mechanics of the cashless settlement thereof shall be reasonably acceptable to the Administrative Agent.
1.06    Rounding.
Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.07    Interest Rates.
The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
1.08    Divisions.
For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person; and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS
2.01    Revolving Loans and Term Loans.
(a)    Revolving Loans. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower in Dollars from time to time on any Business Day during the Revolving Facility Availability Period; provided that, after giving effect to any Revolving Borrowing, (i) the Aggregate Revolving Credit Exposures shall not exceed the Aggregate Revolving Commitments and (ii) the Revolving Credit Exposure of any Revolving Lender shall not exceed such Lender’s Revolving Commitment. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans under this Section 2.01(a), prepay Revolving Loans pursuant to Section 2.05(a), and reborrow Revolving Loans under this Section 2.01(a). Revolving Loans may be Base Rate Loans or Term SOFR Loans, or a combination thereof, as further provided herein.
(b)    Term A-1 Loans. Subject to the terms and conditions set forth herein, each Term A-1 Lender severally agrees to make a single loan (each such loan, a “Term A-1 Loan”) to the Borrower in Dollars on the Restatement Effective Date in an amount not to exceed such Term A-1 Lender’s Term A-1 Commitment. The Term A-1 Borrowing shall consist of Term A-1 Loans made simultaneously by the Term A-1 Lenders in accordance with their respective Term A-1 Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Term A-1 Loans may be Base Rate Loans or Term SOFR Loans, or a combination thereof, as further provided herein.
(c)    Term A-2 Loans. Subject to the terms and conditions set forth herein and in the Amendment and Restatement Agreement, each Term A-2 Lender severally agrees to make a single loan (each such loan, a “Term A-2 Loan”) to the Borrower in Dollars on the Restatement Effective Date in an amount not to exceed such Term A-2 Lender’s Term A-2 Commitment; provided that, for the avoidance of doubt, (i) it is understood and agreed that each Term A-2 Lender’s obligation to make such Term A-2 Lender’s Term A-2 Loan hereunder on the Restatement Effective Date may be effected via the conversion and exchange of such Term A-2 Lender’s Existing Term A Loans for a Term A-2 Loan pursuant to the Amendment and Restatement Agreement and (ii) the Borrower and the Term A-2 Lenders acknowledge and agree that any Term A-2 Loan deemed made hereunder on the Restatement Effective Date in connection with the conversion and exchange of such Term A-2 Lender’s Existing Term A Loans for a Term A-2 Loan pursuant to the Amendment and Restatement Agreement shall be outstanding as a Term A-2 Loan pursuant to the terms and conditions of this Agreement and the other Loan Documents. The Term A-2 Borrowing shall consist of Term A-2 Loans made simultaneously by the Term A-2 Lenders in accordance with their respective Term A-2 Commitments. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. Term A-2 Loans may be Base Rate Loans or Term SOFR Loans, or a combination thereof, as further provided herein.

(d)    3-Year Delayed Draw Term Loans. Subject to terms and conditions set forth herein, each 3-Year Delayed Draw Term Lender severally agrees to make a single loan (each such loan, a “3-Year Delayed Draw Term Loan”) to the Borrower in Dollars in a single advance on any Business Day during the 3-Year Delayed Draw Term Facility Availability Period in an amount not to exceed such 3-Year Delayed Draw Term Lender’s 3-Year Delayed Draw Term Commitment. The 3-Year Delayed Draw Term Borrowing shall consist of 3-Year Delayed Draw Term Loans made simultaneously by the 3-Year Delayed Draw Term Lenders in accordance with their respective 3-Year Delayed Draw Term Commitments. Amounts borrowed under this Section 2.01(d) and repaid or prepaid may not be reborrowed. 3-Year Delayed Draw Term Loans may be Base Rate Loans or Term SOFR Loans, or a combination thereof, as further provided herein.
(e)    5-Year Delayed Draw Term Loans. Subject to terms and conditions set forth herein, each 5-Year Delayed Draw Term Lender severally agrees to make a single loan (each such loan, a “5-Year Delayed Draw Term Loan”) to the Borrower in Dollars in a single advance on any Business Day during the 5-Year Delayed Draw Term Facility Availability Period in an amount not to exceed such 5-Year Delayed Draw Term Lender’s 5-Year Delayed Draw Term Commitment. The 5-Year Delayed Draw Term Borrowing shall consist of 5-Year Delayed Draw Term Loans made simultaneously by the 5-Year Delayed Draw Term Lenders in accordance with their respective 5-Year Delayed Draw Term Commitments. Amounts borrowed under this Section 2.01(e) and repaid or prepaid may not be reborrowed. 5-Year Delayed Draw Term Loans may be Base Rate Loans or Term SOFR Loans, or a combination thereof, as further provided herein.
(f)    Incremental Term Loans. Subject to the terms and conditions set forth herein and in the applicable Incremental Amendment, each Lender with an Incremental Term Loan Commitment party thereto severally agrees to make one or more Incremental Term Loans to the Borrower in Dollars in the amount required pursuant to such Incremental Amendment. Amounts repaid on any Incremental Term Loan may not be reborrowed. Incremental Term Loans may be Base Rate Loans or Term SOFR Loans, or a combination thereof, as further provided herein.
2.02    Borrowings, Conversions and Continuations of Revolving Loans and Term Loans.
(a)    Each Revolving Borrowing, each Term Borrowing, each conversion of Loans from one Type to the other Type, and each continuation of Term SOFR Loans, in each case, shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone or a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., New York City time, (i) three (3) U.S. Government Securities Business Days prior to the requested date of any borrowing of, conversion to or continuation of Term SOFR Loans, or of any conversion of Term SOFR Loans to Base Rate Loans, and (ii) on the requested date of any borrowing of Base Rate Loans. Each Revolving Borrowing of Term SOFR Loans, each Term Borrowing of Term SOFR Loans, and each conversion to or continuation of Term SOFR Loans, in each case, shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (provided that (x) any continuation of Term SOFR Loans may be in an aggregate principal amount that is equal to the outstanding Term SOFR Loans being continued and (y) any Borrowing of Term SOFR Loans of any Class may be in an aggregate principal amount that is equal to the entire unused balance of the total Commitments of such Class). Except as provided in Sections 2.03(c) and 2.04(c), each

Revolving Borrowing of Base Rate Loans, each Term Borrowing of Base Rate Loans, and each conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (provided that any Borrowing of Base Rate Loans of any Class may be in an aggregate principal amount that is equal to the entire unused balance of the total Commitments of such Class). Each Loan Notice and each telephonic notice shall specify (A) the applicable Facility and whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other Type, or a continuation of Term SOFR Loans, (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Loans to be borrowed, converted or continued, (D) the Type of Loans to be borrowed or continued or to which existing Loans are to be converted and (E) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of a Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a continuation of any Term SOFR Loans, then the applicable Loans shall be made as, or continued as, Term SOFR Loans with an Interest Period of one month. Any such automatic continuation as Term SOFR Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to or continuation of Term SOFR Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. In the case of any conversion or continuation of any Loans, such conversion or continuation shall apply to Loans comprising the same existing Borrowing, it being understood that the Borrower may elect different conversion or continuation options with respect to different portions of the affected existing Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.
(b)    Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage of the applicable Facility, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic continuation of Term SOFR Loans described in Section 2.02(a). In the case of a Revolving Borrowing or a Term Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m., New York City time, on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, that, if, on the date the Loan Notice with respect to a Revolving Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such borrowing, first, shall be applied to the payment in full of any such L/C Borrowings and second, shall be made available to the Borrower as provided above.
(c)    Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of the Interest Period for such Term SOFR Loan. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and, other than in the case of an Event of Default under Section 9.01(a), 9.01(f) or 9.01(g), the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as any Event of Default is continuing (i) no Loans may be requested as, converted to or continued as Term SOFR Loans and (ii) unless repaid, each Term SOFR Loan shall be converted to a Base Rate Loan at the end of the Interest Period applicable thereto.
(d)    After giving effect to all Revolving Borrowings, all Term Borrowing, all conversions of Loans from one Type to the other Type, and all continuations of Loans as the same Type, there shall not be more than a total of ten (10) Interest Periods then in effect.
(e)    This Section 2.02 shall not apply to Swing Line Loans.
(f)    With respect to SOFR and Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
2.03    Letters of Credit.
(a)    The Letter of Credit Commitment.
(i)    Subject to the terms and conditions set forth herein: (A) each L/C Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the Revolving Facility Availability Period, and until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars for the account of the Borrower or, so long as the Borrower is a joint and several co-applicant with such Subsidiary, for the account of any Subsidiary, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b) and (y) to honor drawings under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit and any drawings thereunder; provided, that, after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the Aggregate Revolving Credit Exposure shall not exceed the Aggregate Revolving Commitments, (2) the Revolving Credit Exposure of any Revolving Lender shall not exceed such Lender’s Revolving Commitment, (3) the total L/C Exposure shall not exceed the Letter of Credit Sublimit, (4) the aggregate amount of the L/C Exposure attributable to Letters of Credit issued by any L/C Issuer shall not exceed such L/C Issuer’s L/C Commitment (unless otherwise agreed by such L/C Issuer in its sole discretion), (5) in the event the Revolving Maturity Date shall have been extended as provided in Section 2.17, the total L/C Exposure attributable to Letters of Credit expiring after any Existing Revolving Maturity Date shall not exceed the Aggregate Revolving Commitments that shall have been extended to a date after the latest expiration date of such Letters of Credit and (6) except as otherwise agreed by the Administrative Agent, not more than 20 Letters of Credit shall be outstanding. Each request by the Borrower for any L/C Credit Extension shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested satisfies the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii)    No L/C Issuer shall issue any Letter of Credit if:
(A)    subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension thereof, unless the Majority in Interest of the Revolving Lenders have approved such expiry date;
(B)    the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date; or
(C)    such Letter of Credit is to be denominated in a currency other than Dollars.
(iii)    No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of Law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which such L/C Issuer in good faith deems material to it;
(B)    the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;
(C)    except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000;
(D)    any Revolving Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such Defaulting Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(b)) with respect to such Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Exposure as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

(E)    such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(iv)    No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.
(v)    No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(vi)    Each L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.
(b)    Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application may be sent by United States mail, by overnight courier, by electronic transmission using the system provided by such L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 11:00 a.m., New York City time, at least two (2) Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as such L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as such L/C Issuer may require. Additionally, the Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may require.
(ii)    Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless such L/C Issuer has received written notice from any Lender, the Administrative Agent or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions specified in Section 5.02 shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or the applicable Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit or an amendment to a Letter of Credit increasing the amount thereof, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Revolving Percentage times the amount of such Letter of Credit.
(iii)    If the Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by an L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) such L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.03(a)(ii), Section 2.03(a)(iii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Majority in Interest of the Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each case directing such L/C Issuer not to permit such extension.
(iv)    If the Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder that has been reimbursed in full (each, an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by an L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Revolving Lenders shall be deemed to have authorized (but may not require) such L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits an L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), such L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that the Majority in Interest of the Revolving Lenders have elected not to permit such reinstatement or (B) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 5.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing such L/C Issuer not to permit such reinstatement.
(v)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)    Drawings and Reimbursements; Funding of Participations.
(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the event of any L/C Disbursement by an L/C Issuer under any Letter of Credit, the Borrower agrees to pay to such L/C Issuer the amount of such L/C Disbursement, in Dollars, no later than (x) 1:00 p.m., New York City time, on the Business Day on which such L/C Issuer has provided notice thereof to the Borrower if such notice has been provided prior to 10:00 a.m., New York City time, on such Business Day, or (y) no later than 11:00 a.m., New York City time, on the next succeeding Business Day after the Borrower receives such notice from such L/C Issuer if such notice is not received prior to 10:00 a.m., New York City time, on such day (each such date, an “Honor Date”), and such L/C Issuer shall provide prompt notice to the Administrative Agent of such reimbursement. If the Borrower fails to so reimburse the applicable L/C Issuer by such time, such L/C Issuer shall promptly notify the Administrative Agent thereof, whereupon the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed L/C Disbursement (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Applicable Revolving Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Borrowing comprised of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Commitments and each Revolving Lender’s Revolving Commitment and the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)    Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer, at the Administrative Agent’s Office, in an amount equal to its Applicable Revolving Percentage of the Unreimbursed Amount not later than 1:00 p.m., New York City time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to such L/C Issuer.
(iii)    With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing as set forth in Section 2.03(c)(ii) because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender’s payment to the Administrative Agent for the account of such L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)    Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any L/C Disbursement, interest in respect of such Revolving Lender’s Applicable Revolving Percentage of such amount shall be solely for the account of such L/C Issuer.
(v)    Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the applicable L/C Issuer for L/C Disbursements as contemplated by this Section 2.03(c) shall be absolute and unconditional and shall not be affected by any circumstance, including: (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against such L/C Issuer, the Borrower, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 5.02 (other than delivery by the Borrower of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse any L/C Issuer for the amount of any L/C Disbursement, together with interest as provided herein.

(vi)    If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by such L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Revolving Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of such L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.
(d)    Repayment of Participations.
(i)    At any time after an L/C Issuer has made an L/C Disbursement and has received from any Revolving Lender such Lender’s L/C Advance in respect thereof in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Applicable Revolving Percentage thereof in the same funds as those received by the Administrative Agent.
(ii)    If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the Facility Termination Date and the termination of this Agreement.
(e)    Obligations Absolute. The obligation of the Borrower to reimburse each L/C Issuer for each L/C Disbursement and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document;

(ii)    the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)    waiver by such L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrower or any waiver by such L/C Issuer which does not in fact materially prejudice the Borrower;
(v)    honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)    any payment made by such L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the Uniform Commercial Code or the ISP;
(vii)    any payment by such L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
(viii)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.
The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against such L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)    Role of L/C Issuer. Each Revolving Lender and the Borrower agree that, in making any L/C Disbursement, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of any L/C Issuer, the Administrative Agent, any of their respective Related Parties or any correspondent, participant or assignee of any L/C Issuer shall have any Liability, on any theory of liability, for (i)

any action taken or omitted in connection herewith at the request or with the approval of the Required Lenders or the Majority in Interest of the Revolving Lenders, as applicable, (ii) any action taken or omitted in the absence of its gross negligence or willful misconduct (with such absence to be presumed unless a court of competent jurisdiction shall have determined, in a final, non-appealable judgment, otherwise) or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of any L/C Issuer, the Administrative Agent, any of their respective Related Parties or any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in Sections 2.03(e)(i) through (e)(viii); provided that anything in such sections to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, indirect, punitive or exemplary, damages suffered by the Borrower which the Borrower proves, as determined by a final nonappealable judgment of a court of competent jurisdiction, were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring, endorsing or assigning or purporting to transfer, endorse or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. An L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(g)    Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by an L/C Issuer and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to the Borrower for, and each L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of such L/C Issuer required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade-International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such Law or practice.
(h)    Letter of Credit Fees. The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender, in accordance, subject to Section 2.15, with its Applicable Revolving Percentage, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit accruing at a rate per annum equal to the Applicable Rate for Revolving Loans that are Term SOFR Loans times the daily amount available to be drawn under such Letter of Credit. Letter of

Credit Fees shall be (i) due and payable on the tenth (10th) Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Maturity Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(i)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to each L/C Issuer, for its own account, a fronting fee with respect to each Letter of Credit issued by such L/C Issuer accruing at the rate per annum separately agreed in writing by the Borrower and such L/C Issuer, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Maturity Date and thereafter on demand. In addition, the Borrower shall pay directly to the applicable L/C Issuer, for its own account, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(j)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k)    Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, any Subsidiary, or states that any Subsidiary is the “account party”, “applicant”, “customer”, “instructing party” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable L/C Issuer (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable L/C Issuer hereunder for such Letter of Credit (including to reimburse any and all L/C Disbursements thereunder, the payment of interest thereon and the payment of fees due under Sections 2.03(h) and 2.03(i)) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.
(l)    Additional L/C Issuers. The Borrower may from time to time designate a Revolving Lender as an L/C Issuer (upon obtaining such Revolving Lender’s prior consent thereto). The Administrative Agent will promptly notify the Lenders of any designation of any such additional L/C Issuer by the Borrower. Upon delivery by the Borrower of such contact and other information regarding such L/C Issuer as the Administrative Agent shall reasonably request (including a written notification of the amount of the L/C Commitment of such Lender), such

Revolving Lender shall become an L/C Issuer for all purposes of this Agreement, and references to “L/C Issuer” shall mean and include such Revolving Lender in its capacity as an L/C Issuer.
(m)    L/C Issuer Reports to the Administrative Agent. Each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section 2.03, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such L/C Issuer, including all issuances, extensions and amendments, all expirations and cancelations and all disbursements and reimbursements and (ii) such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer. The Administrative Agent shall maintain a record of all outstanding Letters of Credit based upon information provided by the Borrower and the L/C Issuers pursuant to this Section 2.03(m), and such record of the Administrative Agent shall, absent manifest error, be deemed a correct and conclusive record of all Letters of Credit outstanding from time to time hereunder. Notwithstanding the foregoing, if and to the extent the Administrative Agent determines that there are one or more discrepancies between information provided by the Borrower and any L/C Issuer hereunder, the Administrative Agent will notify the Borrower and such L/C Issuer thereof and the Borrower and such L/C Issuer shall endeavor to reconcile any such discrepancy.
(n)    L/C Exposure Determination.
(i)    The amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided that, with respect to any Letter of Credit that by its terms provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
(ii)    For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the UCP, Rule 3.13 or Rule 3.14 of the ISP or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Revolving Lender hereunder shall remain in full force and effect until the L/C Issuers and the Revolving Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
2.04    Swing Line Loans.
(a)    Swing Line Facility. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.04, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to the Borrower in Dollars from time to time on any Business Day during the Revolving Facility Availability Period in an aggregate principal amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided that (i) after giving effect to any Swing Line Loan, (A) the Aggregate Revolving Credit Exposure shall not exceed the Aggregate Revolving Commitments and (B) the Revolving Credit Exposure of any Revolving Lender shall not exceed such Lender’s Revolving Commitment, (ii) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan and (iii) without limiting its discretion as set forth above, the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow Swing Line Loans under this Section 2.04(a), prepay Swing Line Loans pursuant to Section 2.05(a), and reborrow Swing Line Loans under this Section 2.04(a). Each Swing Line Loan shall be a Daily SOFR Loan; provided that if, at any time, (x) the Swing Line Lender determines, or the Swing Line Lender is advised by the Majority in Interest of the Revolving Lenders, that the Daily SOFR or the Daily SOFR Rate will not adequately and fairly reflect the cost to the Swing Line Lender or such Revolving Lenders of making or maintaining any Swing Line Loan (or their risk participations therein) or (y) the Swing Line Lender determines, or the Swing Line Lender is advised by the Administrative Agent that it has determined (which determination, in each case, shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining Daily SOFR or the Daily SOFR Rate (including, for the avoidance of doubt, because an event or circumstance of the type specified in Section 3.03(b) has occurred with respect to Daily SOFR or the Daily SOFR Rate (assuming for such purposes that the references to Term SOFR and/or the Term SOFR Screen Rate apply to Daily SOFR and the Daily SOFR Rate, mutatis mutandis)), then each Swing Line Loan shall be made as, or shall convert to, a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Revolving Percentage times the amount of such Swing Line Loan.
(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone or a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m., New York City time, on the requested borrowing date, and shall specify (i) the principal amount to be borrowed, which shall be a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received written notice from any Lender, the Administrative Agent or the Borrower, at least one Business Day prior to the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m., New York City time, on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.

(c)    Refinancing of Swing Line Loans.
(i)    The Swing Line Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Revolving Loan that is a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Commitments and each Revolving Lender’s Revolving Commitment and the conditions set forth in Section 5.02 (other than delivery by the Borrower of a Loan Notice). The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Revolving Percentage of the amount specified in such Loan Notice available to the Administrative Agent, in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m., New York City time, on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each such Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii)    If for any reason any Swing Line Loan cannot be refinanced by a Revolving Borrowing in accordance with Section 2.04(c)(i), the request for Revolving Loans that are Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.
(iii)    If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Revolving Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative

Agent) with respect to any amounts owing under this Section 2.04(c)(iii) shall be conclusive absent manifest error.
(iv)    Each Revolving Lender’s obligation to make Revolving Loans or to acquire and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender may have against the Swing Line Lender, the Borrower, any Subsidiary or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.02 (other than delivery by the Borrower of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.
(d)    Repayment of Participations.
(i)    At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Applicable Revolving Percentage thereof in the same funds as those received by the Swing Line Lender.
(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Applicable Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause (ii) shall survive the Facility Termination Date and the termination of this Agreement.
(e)    Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until a Revolving Lender funds its Revolving Loan that is a Base Rate Loan or its risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Applicable Revolving Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Percentage shall be solely for the account of the Swing Line Lender.
(f)    Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
(g)    Conforming Changes. With respect to the Daily SOFR Rate and Daily SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
2.05    Prepayments.
(a)    Voluntary Prepayments of Loans.
(i)    Revolving Loans and Term Loans. The Borrower may, upon delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay any Revolving Loans and/or any Term Loans in whole or in part without premium or penalty; provided that unless otherwise agreed by the Administrative Agent, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m., New York City time, (1) two (2) U.S. Government Securities Business Days prior to any date of prepayment of any Term SOFR Loans, and (2) on the date of prepayment of any Base Rate Loans, (B) any such prepayment of any Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding), (C) any such prepayment of any Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding), (D) any prepayment of any Term A-1 Loans, any Term A-2 Loans, any 3-Year Delayed Draw Term Loans and/or any 5-Year Delayed Draw Term Loans, in each case, after the Restatement Effective Date, shall be applied to the remaining principal amortization payments thereof (if any) in the manner specified by the Borrower in the applicable Notice of Loan Prepayment (or, in the absence of such specification, in direct order of maturity) and (E) any prepayment of any Incremental Term Loans shall be applied to the remaining principal amortization payments thereof (if any) as provided in the relevant Incremental Amendment. Each Notice of Loan Prepayment shall specify the date and amount of such prepayment and the Type(s) and Class(es) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans; provided that it is understood and agreed that the Borrower may prepay one Class of Loans pursuant to this Section 2.05(a)(i) without being required to prepay any other Class of Loans. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each Notice of Loan Prepayment and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such Notice of Loan Prepayment is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such Notice of Loan Prepayment shall be due and payable on the date specified therein; provided that any Notice of Loan Prepayment delivered by the Borrower may state that such Notice of Loan Prepayment is conditioned upon the satisfaction of one or more conditions specified therein, in which case such Notice of Loan Prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified prepayment date) if any such condition is not satisfied. Any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.15, each such prepayment of any Loans shall be paid to the Appropriate Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

(ii)    Swing Line Loans. The Borrower may, upon delivery to the Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Swing Line Lender, (A) such Notice of Loan Prepayment must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m., New York City time, on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such Notice of Loan Prepayment shall specify the date and amount of such prepayment. If such Notice of Loan Prepayment is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such Notice of Loan Prepayment shall be due and payable on the date specified therein; provided that any Notice of Loan Prepayment delivered by the Borrower may state that such Notice of Loan Prepayment is conditioned upon the satisfaction of one or more conditions specified therein, in which case such Notice of Loan Prepayment may be revoked by the Borrower (by notice to the Swing Line Lender and the Administrative Agent on or prior to the specified prepayment date) if any such condition is not satisfied. Any prepayment of Swing Line Loans shall be accompanied by all accrued interest on the amount prepaid.
(b)    Mandatory Prepayments of Loans.
(i)    Revolving Commitments. If for any reason the Aggregate Revolving Credit Exposure at any time exceeds the Aggregate Revolving Commitments then in effect, the Borrower shall immediately prepay Revolving Loans and/or Swing Line Loans and/or Cash Collateralize the L/C Exposure in an aggregate amount equal to such excess; provided that (A) the Borrower shall not be required to Cash Collateralize the L/C Exposure pursuant to this Section 2.05(b)(i) unless after the prepayment in full of the Revolving Loans and Swing Line Loans, the Aggregate Revolving Credit Exposure exceeds the Aggregate Revolving Commitments then in effect and (B) if the Borrower has Cash Collateralized Letters of Credit in accordance with Section 2.15, for purposes of this Section 2.05(b)(i), the L/C Exposure shall be deemed to have been reduced by the amount of such Cash Collateral.
(ii)    Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.05(b) shall be applied, first, ratably to the L/C Borrowings and the Swing Line Loans, second, to the outstanding Revolving Loans and third, to Cash Collateralize the remaining L/C Exposure (if required by Section 2.05(b)(i)).
Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Term SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and, in the case of prepayment of any Term SOFR Loans, shall be accompanied by interest on the principal amount prepaid through the date of prepayment.
2.06    Termination or Reduction of Commitments.
(a)    Optional Termination or Reductions. The Borrower may, upon notice to the Administrative Agent, terminate the Commitments of any Class, or from time to time permanently reduce the Commitments of any Class (it being understood and agreed that the Borrower may terminate or permanently reduce the Commitments of any Class pursuant to this Section 2.06(a) without being required to terminate or permanently reduce the Commitments of any other Class); provided that, unless otherwise agreed by the Administrative Agent, (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York City time, three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Aggregate Revolving Credit Exposure would exceed the Aggregate Revolving Commitments and (iv) if, after giving effect to any reduction of the Revolving Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess. Any notice of termination or reduction of the Commitments of any Class delivered by the Borrower pursuant to this Section 2.06(a) may state that such termination or reduction is conditioned upon the satisfaction of one or more conditions specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the date of such termination or reduction) if any such condition is not satisfied. The Administrative Agent will promptly notify the Appropriate Lenders of any such notice of termination or reduction of the Commitments of any Class. Any reduction of the Commitments of any Class shall be applied to the Commitment of such Class of each Lender ratably in accordance with such Lender’s relevant Applicable Percentage. Any termination or reduction of the Commitments of any Class shall be permanent. All Revolving Commitment Fees accrued until the effective date of any termination or reduction of the Revolving Commitments (in the case of any reduction, in respect of the aggregate amount of the Revolving Commitments subject to such reduction) shall be paid on the effective date of such reduction or termination. All 3-Year Delayed Draw Ticking Fees accrued until the effective date of any termination or reduction of the 3-Year Delayed Draw Term Commitments (in the case of any reduction, in respect of the aggregate amount of the 3-Year Delayed Draw Term Commitments subject to such reduction) shall be paid on the effective date of such reduction or termination. All 5-Year Delayed Draw Ticking Fees accrued until the effective date of any termination or reduction of the 5-Year Delayed Draw Term Commitments (in the case of any reduction, in respect of the aggregate amount of the 5-Year Delayed Draw Term Commitments subject to such reduction) shall be paid on the effective date of such reduction or termination.
(b)    Mandatory Terminations.
(i)    Revolving Commitments. Unless previously terminated, all of the Revolving Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Revolving Maturity Date.
(ii)    Term A-1 Commitments. All of the Term A-1 Commitments shall terminate automatically on the Restatement Effective Date upon the occurrence of the Term A-1 Borrowing to occur on the Restatement Effective Date.
(iii)    Term A-2 Commitments. To the extent deemed established in connection with this Agreement or the Amendment and Restatement Agreement, all of the Term A-2 Commitments shall terminate automatically on the Restatement Effective Date upon the occurrence of the Term A-2 Borrowing to occur on the Restatement Effective Date in connection with the conversion and exchange of the Existing Term A

Loans for Term A-2 Loans effected pursuant to the Amendment and Restatement Agreement.
(iv)    3-Year Delayed Draw Term Commitments. All of the 3-Year Delayed Draw Term Commitments shall be automatically and permanently reduced to zero and terminated (A) upon the occurrence of the 3-Year Delayed Draw Term Borrowing on the 3-Year Delayed Draw Term Facility Initial Funding Date and (B) otherwise, if not automatically and permanently reduced to zero and terminated prior to such date, at 5:00 p.m., New York City time, on the last day of the 3-Year Delayed Draw Term Facility Availability Period.
(v)    5-Year Delayed Draw Term Commitments. All of the 5-Year Delayed Draw Term Commitments shall be automatically and permanently reduced to zero and terminated (A) upon the occurrence of the 5-Year Delayed Draw Term Borrowing on the 5-Year Delayed Draw Term Facility Initial Funding Date and (B) otherwise, if not automatically and permanently reduced to zero and terminated prior to such date, at 5:00 p.m., New York City time, on the last day of the 5-Year Delayed Draw Term Facility Availability Period.
(vi)    Incremental Term Loan Commitments. All Incremental Term Loan Commitments of any Class established under any Incremental Amendment shall terminate as set forth therein.
2.07    Repayment of Loans.
(a)    Revolving Loans. The Borrower shall repay to the Revolving Lenders on the Revolving Maturity Date the aggregate principal amount of all Revolving Loans outstanding on such date.
(b)    Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Swing Line Loan is made and (ii) the Revolving Maturity Date.
(c)    Term A-1 Loans. The Borrower shall repay the outstanding principal amount of the Term A-1 Loans in quarterly installments on the last day of each March, June, September and December of each year, commencing on September 30, 2025, in an amount equal to 1.25% of the aggregate principal amount of the Term A-1 Loans made on the Restatement Effective Date, in each case as such installments may be adjusted as a result of prepayments made after the Restatement Effective Date pursuant to Section 2.05, unless accelerated sooner pursuant to Section 9.02. On the Term A-1 Facility Maturity Date, the Borrower shall repay the aggregate outstanding principal amount of the Term A-1 Loans in full.
(d)    Term A-2 Loans. On the Term A-2 Facility Maturity Date, the Borrower shall repay the aggregate outstanding principal amount of the Term A-2 Loans in full.
(e)    3-Year Delayed Draw Term Loans. The Borrower shall repay the outstanding principal amount of the 3-Year Delayed Draw Term Loans in quarterly installments on the last day of each March, June, September and December of each year, commencing on the last day of the second full calendar quarter ending after the 3-Year Delayed Draw Term Facility Initial Funding Date, in an amount equal to 1.25% of the aggregate principal amount of the 3-Year

Delayed Draw Term Loans made on the 3-Year Delayed Draw Term Facility Initial Funding Date, in each case as such installments may be adjusted as a result of prepayments made after the 3-Year Delayed Draw Term Facility Initial Funding Date pursuant to Section 2.05, unless accelerated sooner pursuant to Section 9.02. On the 3-Year Delayed Draw Term Facility Maturity Date, the Borrower shall repay the aggregate outstanding principal amount of the 3-Year Delayed Draw Term Loans in full.
(f)    5-Year Delayed Draw Term Loans. The Borrower shall repay the outstanding principal amount of the 5-Year Delayed Draw Term Loans in quarterly installments on the last day of each March, June, September and December of each year, commencing on the last day of the second full calendar quarter ending after the 5-Year Delayed Draw Term Facility Initial Funding Date, in an amount equal to 1.25% of the aggregate principal amount of the 5-Year Delayed Draw Term Loans made on the 5-Year Delayed Draw Term Facility Initial Funding Date, in each case as such installments may be adjusted as a result of prepayments made after the 5-Year Delayed Draw Term Facility Initial Funding Date pursuant to Section 2.05, unless accelerated sooner pursuant to Section 9.02. On the 5-Year Delayed Draw Term Facility Maturity Date, the Borrower shall repay the aggregate outstanding principal amount of the 5-Year Delayed Draw Term Loans in full.
(g)    Incremental Term Loans. The Borrower shall repay the outstanding principal amount of the Incremental Term Loans of any Class as provided in the applicable Incremental Amendment, unless accelerated sooner pursuant to Section 9.02.
2.08    Interest.
(a)    Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate for such Facility, (ii) each Base Rate Loan (including, to the extent applicable, each Swing Line Loan that is a Base Rate Loan) under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing or conversion date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility and (iii) each Daily SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Daily SOFR plus the Applicable Rate for the Revolving Facility. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or would result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement.
(b)    Notwithstanding the foregoing, if any principal of or interest on any Loan, any L/C Disbursement or any fee payable by the Borrower under any Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest at the Default Rate. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09    Fees.
In addition to certain fees described in Sections 2.03(h) and 2.03(i):
(a)    Revolving Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender, in accordance with its Applicable Revolving Percentage, a commitment fee (the “Revolving Commitment Fee”) equal to the product of (i) the Applicable Rate for the Revolving Facility with respect to the Revolving Commitment Fee times (ii) the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (A) the Outstanding Amount of Revolving Loans and (B) the total L/C Exposure, subject to adjustment as provided in Section 2.15. For the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Aggregate Revolving Commitments for purposes of determining the Revolving Commitment Fee. The Revolving Commitment Fee shall accrue at all times during the Revolving Facility Availability Period, including at any time during which one or more of the conditions in Section 5.02 is not met, and shall be due and payable quarterly in arrears on the tenth (10th) day after the end of each March, June, September and December, commencing with the first such date to occur after the Restatement Effective Date, and on the last day of the Revolving Facility Availability Period. The Revolving Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(b)    Ticking Fees.
(i)    The Borrower shall pay to the Administrative Agent, for the account of each 3-Year Delayed Draw Term Lender, a ticking fee (the “3-Year Delayed Draw Ticking Fee”) at a rate per annum equal to 0.15% of the daily aggregate amount of such 3-Year Delayed Draw Term Lender’s 3-Year Delayed Draw Term Commitment, which shall accrue from and including (i) the date that is sixty (60) days after the Restatement Effective Date to but excluding (ii) the earlier of (A) the 3-Year Delayed Draw Term Facility Initial Funding Date and (B) the date of termination of the aggregate 3-Year Delayed Draw Term Commitments (such period, the “3-Year Delayed Draw Ticking Fee Accrual Period”), which 3-Year Delayed Draw Ticking Fee shall be fully earned and payable on the last day of the 3-Year Delayed Draw Ticking Fee Accrual Period (or if such date is not a Business Day, then payable on the next following Business Day).
(ii)    The Borrower shall pay to the Administrative Agent, for the account of each 5-Year Delayed Draw Term Lender, a ticking fee (the “5-Year Delayed Draw Ticking Fee”) at a rate per annum equal to 0.15% of the daily aggregate amount of such 5-Year Delayed Draw Term Lender’s 5-Year Delayed Draw Term Commitment, which shall accrue from and including (i) the date that is sixty (60) days after the Restatement Effective Date to but excluding (ii) the earlier of (A) the 5-Year Delayed Draw Term Facility Initial Funding Date and (B) the date of termination of the aggregate 5-Year Delayed Draw Term Commitments (such period, the “5-Year Delayed Draw Ticking Fee Accrual Period”), which 5-Year Delayed Draw Ticking Fee shall be fully earned and payable on the last day of the 5-Year Delayed Draw Ticking Fee Accrual Period (or if such date is not a Business Day, then payable on the next following Business Day).

(c)    Other Fees.
(i)    The Borrower shall pay to BofA Securities and the Administrative Agent, for their own respective accounts, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)    The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
2.10    Computation of Interest and Fees.
All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to clause (b) in the definition of “Term SOFR”) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
2.11    Evidence of Debt.
(a)    The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall be in the form of Exhibit G (a “Note”). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b)    In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12    Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m., New York City time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m., New York City time, may be deemed by the Administrative Agent to be received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day (or, in the case of principal repayment installments on Term SOFR Loans, if the result of such extension would be to extend such principal repayment installment into another calendar month, such principal repayment installment shall be due on the immediately preceding Business Day), and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans (other than a Swing Line Borrowing), prior to the time on which such Lender is required to make such Lender’s share of such Borrowing to the Administrative Agent pursuant to Section 2.02) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of any Borrowing of Base Rate Loans (other than a Swing Line Borrowing), that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans of the applicable Facility. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)    Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any of the Lenders or any L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or the applicable L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of any of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (A) the Borrower has not in fact made such payment; (B) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the applicable Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation
(iii)    A notice of the Administrative Agent to any Lender, any L/C Issuer or the Borrower with respect to any amount owing under this Section 2.12(b) shall be conclusive, absent manifest error.
(c)    Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Loan set forth in Article V are not satisfied or waived in accordance with the terms hereof (it being understood and agreed that the Administrative Agent shall not have any responsibility to determine whether or not the conditions set forth in Article V are satisfied, such responsibility being exclusively that of the Lenders), the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)    Obligations of Lenders Several. The obligations of the Lenders hereunder to make Revolving Loans and Term Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any such Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).
(e)    Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that, any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(f)    Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.
2.13    Sharing of Payments by Lenders.
If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Revolving Loans or Term Loans made by it, or the participations in Letters of Credit or in Swing Line Loans held by it, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Revolving Loans and Term Loans and subparticipations in Letters of Credit and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and their respective participations in Letters of Credit and Swing Line Loans; provided, that:
(i)    if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time), including the application of funds arising from the existence of a Defaulting Lender and any payment pursuant to Section 2.17, (B) the application of Cash Collateral provided for in Section 2.14 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Letters of Credit or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary or other Affiliate thereof (as to which the provisions of this Section shall apply).
The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.14    Cash Collateral.
(a)    Certain Credit Support Events. If (i) as of the Letter of Credit Expiration Date, any L/C Exposure for any reason remains outstanding, (ii) the Borrower shall be required to provide Cash Collateral pursuant to Section 9.02(c), (iii) the Borrower shall be required to provide Cash Collateral pursuant to Section 2.05(b) or (iv) there shall exist a Defaulting Revolving Lender, the Borrower shall immediately (in the case of clause (ii) or (iii) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or the applicable L/C Issuer provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.15(b) and any Cash Collateral provided by such Defaulting Revolving Lender).
(b)    Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Revolving Lender, such Defaulting Revolving Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Revolving Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or an L/C Issuer as herein provided (other than Liens permitted under Section 8.01(m)), or that the total amount of such Cash Collateral is less than the amount required pursuant to Section 2.14(a), the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to Section 2.15(c), after giving effect to Section 2.15(b) and any Cash Collateral provided by the Defaulting Revolving Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)    Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 9.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Exposure, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Revolving Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)    Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Lender (or, as appropriate, its assignee)) or (ii) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided that (A) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (B) the Person providing Cash Collateral and such L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
2.15    Defaulting Lenders.
(a)    Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)    Waivers and Amendments. The Commitments, the Term Loans and/or the Revolving Credit Exposure, as applicable, of such Defaulting Lender shall not be included in determining whether the Required Lenders, a Majority in Interest of any Class or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or consent pursuant to Section 11.01); provided that any amendment, waiver or consent requiring the consent of all Lenders or all Lenders directly and adversely affected thereby shall, except as otherwise provided in Section 11.01, require the consent of such Defaulting Lender in accordance with the terms hereof.
(ii)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuers or the Swing Line Lender hereunder; third, to Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents or directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting

Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Advances owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Advances owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(b). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    Certain Fees.
(A)    No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) or 2.09(b) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)    Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Percentage of the stated amount of Letters of Credit for which such Defaulting Lender has provided Cash Collateral pursuant to Section 2.14.
(C)    With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s L/C Exposure that has been reallocated to such Non-Defaulting Lender pursuant to Section 2.15(b) below, (2) pay to the L/C Issuers the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to each L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.
(b)    Reallocation of Applicable Revolving Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s L/C Exposure (other than any portion thereof attributable to Unreimbursed Amounts with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.03(c)) or Swing Line Exposure (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.04(c)) shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting

Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(c)    Cash Collateral; Repayment of Swing Line Loans. If the reallocation described in Section 2.15(b) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (i) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (ii) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.14.
(d)    Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swing Line Lender and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the applicable Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their relevant Applicable Percentages (without giving effect to Section 2.15(b)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
2.16    Incremental Facilities.
(a)    Incremental Commitments. The Borrower may from time to time after the Restatement Effective Date, by written notice to the Administrative Agent, request (i) one or more increases to the Aggregate Revolving Commitments (each, a “Revolving Commitment Increase”), (ii) one or more increases to any existing Class of Term Loans (each, a “Term Loan Increase”) or (iii) the establishment of one or more new Classes of Term Loans under this Agreement (any commitment with respect to any Term Loan Increase or any commitment with respect to any new Class of Term Loans, an “Incremental Term Loan Commitment”; any Incremental Term Loan Commitment, or any commitment with respect to any Revolving Commitment Increase, an “Incremental Commitment”), whereupon the Administrative Agent shall promptly deliver a copy or such written notice to each of the Lenders.
(b)    Request for Incremental Commitments. Each request for Incremental Commitments from the Borrower pursuant to this Section 2.16 shall set forth the requested amount and proposed terms of the relevant Incremental Commitments. Incremental Commitments may be provided by any existing Lender (but no existing Lender will have any obligation to provide any Incremental Commitment, and the Borrower will not have any obligation to approach any existing Lenders to provide any Incremental Commitment) or by any other bank or other financial institution that qualifies as an Eligible Assignee (subject to any consents, if any, as may be required under Section 11.06(b)(iii)); provided that (i) any Person providing an Incremental Commitment, if such Person is not then a Lender, an Affiliate of a Lender or an Approved Fund, must be approved by the Administrative Agent (such approval not to be unreasonably withheld, delayed or conditioned) and (ii) any Person providing an Incremental Commitment in respect for a Revolving Commitment Increase must be approved by each L/C Issuer (each such approval not to be unreasonably withheld, delayed or conditioned) and the Swing Line Lender (such approval not to be unreasonably withheld, delayed or conditioned).
(c)    Effectiveness of Incremental Amendment. The effectiveness of any Incremental Amendment and the Incremental Commitments thereunder shall be subject to the satisfaction on the date thereof (the “Incremental Facility Closing Date”) of each of the following conditions:
(i)    subject to Section 1.04(a), on the Incremental Facility Closing Date and after giving pro forma effect to such Incremental Commitments (and assuming that the full amount of such Incremental Commitments is funded as Loans on such date) and all the related transactions, (A) no Default shall have occurred and be continuing or would result therefrom and (B) the representations and warranties of the Loan Parties set forth in this Agreement or any other Loan Document shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) on and as of the Incremental Facility Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date; provided that, notwithstanding the foregoing requirements of this clause (i) or anything to the contrary in Section 5.02, if any Incremental Term Loan Commitments are established in connection with any Limited Condition Acquisition and the Lenders providing such Incremental Term Loan Commitments so agree, the conditions to effectiveness of such Incremental Term Loan Commitments and to the funding of Incremental Term Loans thereunder set forth in this clause (i) and in Section 5.02 may be modified as agreed by the Borrower and such Lenders to limit such conditions to customary “SunGard” or “certain funds” conditionality;
(ii)    subject to Section 1.04(a), on the Incremental Facility Closing Date and after giving pro forma effect to such Incremental Commitments (and assuming that the full amount of such Incremental Commitments is funded as Loans on such date) and all the related transactions, the Borrower shall be in compliance with the financial covenants set forth in Section 8.06 on a Pro Forma Basis (in each case, calculated as of the last day of or for the Test Period then most recently ended and, in the case of any Incremental Term Loan Commitments established in connection with a Qualified Acquisition, such calculation shall give effect to any Leverage Increase Election that the Borrower intends to make (and, in accordance with Section 8.06(a), is permitted to make, it being understood that the Borrower shall then be obligated to make such election) upon the consummation of such Qualified Acquisition);
(iii)    the aggregate Incremental Commitments for any Revolving Commitment Increase, any Term Loan Increase or any other Class of Incremental Term Loans shall be in an aggregate principal amount that is not less than $10,000,000 (or if less, the entire remaining amount available pursuant to clause (iv) below) and shall be in an increment of $1,000,000 (or, in each case, such lesser amounts as agreed by the Administrative Agent);

(iv)    after giving effect to the establishment of such Incremental Commitments, the aggregate principal amount of all Incremental Commitments effected pursuant to this Section 2.16 after the Restatement Effective Date shall not exceed $500,000,000;
(v)    receipt by the Administrative Agent of such resolutions of the board of directors of the Loan Parties and opinions of counsel to the Loan Parties as it may reasonably request relating to the organizational authority for the establishment of such Incremental Commitments and the enforceability thereof and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent; and
(vi)    such other conditions as the Borrower, each Lender providing any such Incremental Commitment and the Administrative Agent shall agree.
(d)    Required Terms. The terms, provisions and documentation of the Incremental Commitments of any Class shall be as agreed among the Borrower, the Administrative Agent and the applicable Lenders providing such Incremental Commitments; provided that:
(i)    (A) the terms and conditions of any Incremental Commitments with respect to a Revolving Commitment Increase and the Loans and other extensions of credit to be made thereunder shall be identical to those of the Revolving Commitments and the Revolving Loans and other extensions of credit made thereunder, and shall be treated as a single Class with such Revolving Commitments and Revolving Loans; provided that the Borrower, at its election, may pay upfront, closing or other fees with respect to the establishment of such Incremental Commitments without paying such fees with respect to the other Revolving Commitments; and (B) the terms of any Term Loans made pursuant to a Term Loan Increase shall be identical to those of the Term Loans of the applicable existing Class (other than any differences in original issue discount or upfront fees or scheduled amortization if not affecting, or is required to preserve, the fungibility thereof for U.S. federal income tax purposes), and shall be treated as a single Class with such Term Loans of the applicable existing Class, it being understood that the scheduled amortization installments set forth in the applicable subsection of Section 2.07 with respect to the Term Loans of the applicable existing Class may be increased to reflect scheduled amortization of the Term Loans made pursuant to such Term Loan Increase; and
(ii)    in the case of any Incremental Term Loans not made pursuant to a Term Loan Increase, (A) such Incremental Term Loans shall rank pari passu in right of payment and, if applicable, of security with the then-existing Term Loans and shall have no obligors other than the Loan Parties, (B) such Incremental Term Loans shall not have final scheduled maturity date prior to the then-latest Maturity Date of any then-existing Term Loans (or, if no Term Loans are then outstanding, prior to the Revolving Maturity Date), (C) such Incremental Term Loans shall have a Weighted Average Life to Maturity that is not shorter than the then-remaining Weighted Average Life to Maturity of any then-existing Term Loans, it being understood that, subject to this clause (C), the amortization schedule applicable to (and the effect thereon of any prepayments of) such Incremental Term Loans shall be determined by the Borrower and the applicable Lenders providing such Incremental Term Loans and (D) except for the terms referred to above and except with respect to “effective yield” and components thereof, including interest, fees and premiums, (1) the other terms of such Incremental Term Loans shall be identical to those applicable to any Class of Term Loans existing as of the Restatement Effective Date (other than such terms that are applicable only to periods after the then-latest Maturity Date for Term Loans in effect on the date of the incurrence of such Incremental Term Loans) or (2) any such other terms of such Incremental Term Loans that are more favorable to the Lenders thereof than those contained in this Agreement and the other Loan Documents shall be conformed (or added) to this Agreement or the applicable other Loan Documents for the benefit of all the Lenders; provided that any such Incremental Term Loans may contain mandatory prepayment requirements that are not applicable to the Revolving Commitments or Revolving Loans (it being understood, however, that for so long as any Class of Term Loans are outstanding, such Term Loans shall be entitled to participate in any such mandatory prepayments on a pro rata basis).
(e)    Incremental Amendment. Each Class of Incremental Commitments shall become Commitments under this Agreement pursuant to an amendment (each, an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, the Lenders providing such Incremental Commitments and the Administrative Agent. Each Incremental Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16 with respect to the establishment of any Incremental Commitments, including any amendments necessary to establish new Classes of Term Loans and/or Term Loan Commitments hereunder (including for purposes of voting (it being agreed that such new Class of Term Loans and Term Loan Commitments may be included in the definition of “Required Lenders” and “Majority in Interest” and may be afforded class voting rights requiring the consent of Lenders under such Class in addition to any other consent of Lenders that might otherwise be required under Section 11.01)) or to reflect an increase in any existing Class of Loans and/or Commitments and any technical amendments relating thereto.
(f)    Effectiveness of Incremental Commitments.
(i)    Upon the effectiveness of an Incremental Commitment of any Lender, (A) such Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents, and (B) in the case of any Incremental Commitment with respect to a Revolving Commitment Increase, (1) such Incremental Commitment shall constitute (or, in the event such Lender already has a Revolving Commitment, shall increase) the Revolving Commitment of such Lender and (2) the Aggregate Revolving Commitments shall be increased by the amount of such Incremental Commitment, in each case, subject to further increase or reduction from time to time as set forth in the definition of “Revolving Commitment”. For the avoidance of doubt, upon the effectiveness of any Incremental Commitment with respect to a Revolving Commitment Increase or a Term Loan Increase, the Applicable Percentages of

the applicable Lenders with respect to the relevant Facility shall automatically be adjusted to give effect thereto.
(ii)    Each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions as it determines to be reasonably necessary to ensure that, after giving effect to any Incremental Commitments with respect to a Revolving Commitment Increase pursuant to this Section 2.16, the outstanding Revolving Loans, if any, are held by the Revolving Lenders in accordance with their new Applicable Revolving Percentages. This may be accomplished, at the discretion of the Administrative Agent, by, among other things, (A) requiring the outstanding Revolving Loans to be prepaid with the proceeds of a new Revolving Borrowing, (B) causing the existing Revolving Lenders to assign portions of their outstanding Revolving Loans to Lenders providing such Incremental Commitments, which assignments shall be effected pursuant to such mechanics as shall be reasonably determined by the Administrative Agent, or (C) by any combination of the foregoing. Notwithstanding the foregoing, in order to eliminate any break funding liability of the Borrower under Section 3.05, if, on the date that any Incremental Commitment with respect to a Revolving Commitment Increase becomes effective pursuant to this Section 2.16, any Revolving Loans that are Term SOFR Loans are outstanding, such Revolving Loans may continue to remain outstanding (notwithstanding any other requirement in this Agreement that the Revolving Loans be held by the Revolving Lenders in accordance with their new Applicable Revolving Percentages) until the end of the then current Interest Period applicable thereto.
(g)    Generally. This Section 2.16 shall supersede any provisions in Section 2.13 or 11.01 to the contrary.
2.17    Extension of Revolving Maturity Date.
(a)    Request for Extension. The Borrower may, by notice to the Administrative Agent (which shall promptly notify the Revolving Lenders), at any time after the Restatement Effective Date but not more than two times during the term of this Agreement, request (each, an “Extension Request”) that the Revolving Lenders agree to extend the Revolving Maturity Date then in effect (the “Existing Revolving Maturity Date”) for an additional one year (each, an “Extension”); provided that (i) not more than one Extension may be effected in any period of 12 months and (ii) after giving effect to any Extension, the Revolving Maturity Date shall not be more than five years after the effectiveness of such Extension. Each Revolving Lender, acting in its sole discretion, shall, by notice to the Borrower and the Administrative Agent given not later than the 10th Business Day (or such later day as shall be acceptable by the Borrower) following the date of the Borrower’s notice, advise whether or not such Revolving Lender agrees to such Extension (each Revolving Lender agreeing to the requested Extension being called an “Extending Lender”); provided that any Revolving Lender that does not so advise the Borrower and the Administrative Agent shall be deemed to have declined such Extension (each Revolving Lender declining or deemed to have declined to agree to the requested Extension being called a “Non-Extending Lender”). The election of any Revolving Lender to agree to such Extension shall not obligate any other Revolving Lender to so agree.
(b)    Effectiveness of Extension. If (and only if) Revolving Lenders (including any Person that replaces any Non-Extending Lender pursuant to Section 11.13) constituting a

Majority in Interest of the Revolving Lenders have consented, prior to the anniversary of the Restatement Effective Date immediately following the delivery of the applicable Extension Request, to extend the Existing Revolving Maturity Date, then, effective as of the applicable Extension Closing Date, the Revolving Maturity Date applicable to the Extending Lenders shall be extended to the date falling one year after the Existing Revolving Maturity Date (or, if such date is not a Business Day, such Revolving Maturity Date as so extended shall be the immediately preceding Business Day); provided that no extension of the Revolving Maturity Date pursuant to this Section 2.17 shall become effective unless (the first date on which such consent of the Majority in Interest of the Revolving Lenders is obtained and the conditions specified in this proviso are satisfied with respect to the applicable Extension being called the “Extension Closing Date”), (i) no Default shall have occurred and be continuing on the Extension Closing Date and (ii) the representations and warranties of the Loan Parties set forth in this Agreement or any other Loan Document shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality), in each case, on and as of the Extension Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date.
(c)    Concerning Non-Extending Lenders and L/C/ Issuers. Notwithstanding anything herein to the contrary:
(i)    with respect to the Revolving Commitment of any Non-Extending Lender, the Revolving Maturity Date shall remain unchanged, and the principal amount of any outstanding Revolving Loans held by any Non-Extending Lender, together with any accrued interest thereon, and any accrued fees and other amounts payable to or for the account of such Non-Extending Lender hereunder, shall be due and payable on the Existing Revolving Maturity Date and on the Existing Revolving Maturity Date the Borrower shall also make such other prepayments of the Revolving Loans pursuant to Section 2.05(b) as shall be required in order that, after giving effect to the termination of the Revolving Commitments of, and all payments to, Non-Extending Lenders pursuant to this sentence, (A) the Aggregate Revolving Credit Exposure would not exceed the Aggregate Revolving Commitments and (B) the Revolving Credit Exposure of any Revolving Lender shall not exceed its Revolving Commitment; and
(ii)    the Revolving Facility Availability Period, the Letter of Credit Expiration Date and the Revolving Maturity Date (without taking into consideration any extension of the Existing Revolving Maturity Date pursuant to this Section 2.17), as such terms are used in reference to any L/C Issuer or any Letters of Credit issued by such L/C Issuer or in reference to the Swing Line Lender or any Swing Line Loans, may not be extended without the prior written consent of such L/C Issuer or the Swing Line Lender, as the case may be, it being understood and agreed that (A) in the event any L/C Issuer shall not have consented to any such Extension, (1) such L/C Issuer shall continue to have all the rights and obligations of an L/C Issuer hereunder through the applicable Existing Revolving Maturity Date (or the Revolving Facility Availability Period and the Letter of Credit Expiration Date determined on the basis thereof, as applicable), and thereafter shall have no obligation to issue, amend or extend any Letter of Credit (but shall, in each case, continue to be entitled to the benefits of Sections 2.03, 3.01, 3.04 and 11.04 as to the Letters of Credit issued prior to such time), and (B) the Borrower shall cause the L/C Exposure attributable to Letters of Credit issued by such L/C Issuer to be zero no later than the applicable Letter of Credit Expiration Date and (B) in the event the Swing Line Lender shall not have consented to any such Extension, (1) the Swing Line Lender shall continue to have all the rights and obligations of a Swing Line Lender hereunder through the applicable Existing Revolving Maturity Date (or the Revolving Facility Availability Period determined on the basis thereof, as applicable), and thereafter shall continue to be entitled to the benefits of Sections 2.04, 3.01, 3.04 and 11.04 as to the Swing Line Loans made prior to such time), and (B) the Borrower shall cause the Swing Line Exposure to be zero no later than the applicable Existing Revolving Maturity Date.
(d)    Extension Amendment. In connection with the effectiveness of any Extension in accordance with this Section 2.17, the Borrower and the Administrative Agent may enter into an amendment (each, an “Extension Amendment”) to this Agreement and, as appropriate, the other Loan Documents. Each Extension Amendment may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.17 with respect to the applicable Extension.
(e)    Generally. This Section 2.17 shall supersede any provisions in Section 2.13 or 11.01 to the contrary.
ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY
3.01    Taxes.
(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)    Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of an applicable withholding agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to Section 3.01(e).
(ii)    If any Loan Party or the Administrative Agent shall be required by the Internal Revenue Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) such Loan Party or the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to Section 3.01(e), (B) such Loan Party or the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)    If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to Section 3.01(e), (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(b)    Payment of Other Taxes by the Loan Parties. Without limiting the provisions of Section 3.01(a), the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    Tax Indemnifications.
(i)    Each of the Loan Parties shall, and does hereby, jointly and severally, indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii).
(ii)    Each Lender and each L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or such L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this Section 3.01(c)(ii).
(d)    Evidence of Payments. Upon request by any Loan Party or the Administrative Agent, as the case may be, after any payment of Taxes by such Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to such Loan Party, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to such Loan Party or the Administrative Agent, as the case may be.
(e)    Status of Lenders; Tax Documentation.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 3.01(e)(ii)(A), 3.01(e)(ii)(B) and 3.01(e)(ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BENE establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BENE establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed copies of IRS Form W-8ECI;
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BENE; or
(4)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BENE, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Restatement Effective Date.
(iii)    Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(f)    Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to any Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.
(g)    Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the Facility Termination Date or the termination of this Agreement.
(h)    Defined Terms. For purposes of this Section 3.01, the term “Lender” includes any L/C Issuer and the term “applicable Law” includes FATCA.
3.02    Illegality.
If any Lender determines that any applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Daily SOFR Rate, Daily SOFR or Term SOFR, or to determine or charge interest rates based upon SOFR, the Daily SOFR Rate, Daily SOFR or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Term SOFR Loans or Daily SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay such Loans of such Lender or convert such Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loan to such day, or immediately, in the case of Daily SOFR Loans or if such Lender may not lawfully continue to maintain such Term SOFR Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.
3.03    Inability to Determine Rates.
(a)    If in connection with any request for a Term SOFR Loan, a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any Term SOFR Loans, as applicable, (i)

the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (1) the obligation of the Lenders to make or maintain Term SOFR Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods) and (2) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) above, until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (x) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (y) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period. For the avoidance of doubt, the inability to determine the Daily SOFR Rate and/or Daily SOFR, and/or a determination that the Daily SOFR Rate and/or Daily SOFR do not adequately and fairly reflect the cost to the applicable Lenders of funding Daily SOFR Loans, in each case, with respect to such rate(s) as is used for purposes of Swing Line Loans, shall be subject to the provisions set forth in Section 2.04(a); provided that it is understood and agreed that, on or after the occurrence of any events or circumstances of the type described in Section 2.04(a) with respect to such rate(s) as is used for purposes of Swing Line Loans, all Swing Line Loans shall be made as Base Rate Loans regardless of the establishment of any Successor Rate pursuant to Section 3.03(b).
(b)    Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar-denominated syndicated loans, or shall or will otherwise cease; provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). If the Successor Rate is Daily SOFR, all interest payments will be payable on a quarterly basis.
Notwithstanding anything to the contrary herein, (A) if the Administrative Agent determines that Daily SOFR is not available on or prior to the Term SOFR Replacement Date or (B) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then-current Successor Rate in accordance with this Section 3.03(b) at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then-existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then-existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m., New York City time, on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

For purposes of this Section 3.03(b), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders.
3.04    Increased Costs.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any L/C Issuer;
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or any L/C Issuer any other condition, cost or expense affecting this Agreement, any Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.
(b)    Capital and Liquidity Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.

(c)    Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in Section 3.04(a) or 3.04(b) and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.
(d)    Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).
3.05    Compensation for Losses.
In the event of:
(a)    any continuation, conversion, payment or prepayment of any Term SOFR Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)    any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Term SOFR Loan on the date or in the amount notified by the Borrower (regardless of whether such notice is permitted to be withdrawn or revoked as expressly provided herein); or
(c)    any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13;
then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense (excluding loss of anticipated profits) attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 3.05 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten days after receipt thereof.
3.06    Mitigation of Obligations; Replacement of Lenders.
(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender or such L/C Issuer, as applicable, shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or issuing its Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender or such L/C Issuer, as applicable, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 3.04 or gives a notice pursuant to Section 3.02, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13.
ARTICLE IV

[RESERVED]
ARTICLE V

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
5.01    Conditions to Effectiveness and Initial Credit Extension.
The effectiveness of this Agreement and the Amendment and Restatement Agreement and the obligation of each Lender and each L/C Issuer to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:
(a)    Receipt by the Administrative Agent of executed counterparts of the Amendment and Restatement Agreement and each other Loan Document to be executed and delivered on the Restatement Effective Date, each properly executed by a Responsible Officer of the signing Loan Party and, in the case of the Amendment and Restatement Agreement, by each Lender, each L/C Issuer, the Swing Line Lender, the Administrative Agent, the Existing Administrative Agent, the Existing L/C Issuer and the Existing Swing Line Lender.
(b)    Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent, each L/C Issuer and each Lender, dated as of the Restatement Effective Date.
(c)    Receipt by the Administrative Agent of the following: (i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Restatement Effective Date; (ii) such certificates of resolutions or other action, incumbency certificates (including specimen signatures) and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and (iii) such documents and certifications as the Administrative

Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization.
(d)    Receipt by the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent that the Restatement Effective Date Payments shall have been made.
(e)    As of the Restatement Effective Date, and immediately after giving effect to the transactions contemplated by this Agreement and the other Loan Documents to occur on or prior to the Restatement Effective Date, (i) the representations and warranties of the Loan Parties set forth in this Agreement or any other Loan Document shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) on and as of the Restatement Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date, and (ii) no Default shall exist.
(f)    Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying (i) that the conditions specified in Section 5.01(e) have been satisfied as of the Restatement Effective Date and (ii) as to the Ratings in effect on the Restatement Effective Date.
(g)    Receipt by the Administrative Agent of a certificate from the chief financial officer or principal accounting officer of the Borrower certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated by this Agreement and the other Loan Documents to occur on or prior to the Restatement Effective Date, are Solvent.
(h)    Receipt by the Administrative Agent of (i) a Loan Notice in accordance with the requirements hereof with respect to any Loans to be funded (or, in the case of the Term A-2 Loans, deemed to be funded) on the Restatement Effective Date and (ii) to the extent any Term SOFR Loans are to be funded (or, in the case of any Term SOFR Loans that are Term A-2 Loans, deemed to be funded) on the Restatement Effective Date, a funding indemnity letter, in form and substance reasonably satisfactory to the Administrative Agent.
(i)    Receipt by BofA Securities and the Administrative Agent of any fees required to be paid to BofA Securities, the Administrative Agent and the Lenders on or before the Restatement Effective Date.
(j)    The Borrower shall have paid all fees, charges and disbursements of BofA Securities and the Administrative Agent required to be reimbursed on or before the Restatement Effective Date (including all fees, charges and disbursements of counsel to the Administrative Agent that are required to have been reimbursed or paid (directly to such counsel if requested by the Administrative Agent)) to the extent invoiced prior to or on the Restatement Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent), in each case, to the extent such fees, charges and disbursements are required to have been reimbursed or paid in accordance with the Engagement Letter (as such term is defined in the Fee Letter).

(k)    To the extent reasonably requested by the Administrative Agent or any Lender at least five (5) Business Days prior to the Restatement Effective Date, the Borrower shall have provided to the Administrative Agent or such Lender all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act. To the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Administrative Agent or any Lender shall have received, to the extent requested by the Administrative Agent or such Lender, a Beneficial Ownership Certification with respect to the Borrower.
Without limiting the generality of the provisions of Sections 10.03(e)(v) and 10.04, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender and each L/C Issuer that has signed the Amendment and Restatement Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender or an L/C Issuer, as applicable, unless the Administrative Agent shall have received notice from such Lender or such L/C Issuer, as appliable, prior to the Restatement Effective Date specifying its objection thereto.
5.02    Conditions to all Credit Extensions.
The obligation of each Lender and each L/C Issuer to honor any Request for Credit Extension (other than (x) a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans or (y) in the case of a Loan Notice delivered in connection with the funding of any Incremental Term Loan Commitments, as otherwise provided in Section 2.16(c)(i)) is subject to the following conditions precedent:
(a)    The representations and warranties of the Loan Parties set forth in this Agreement (other than, after the Restatement Effective Date, in Section 6.05(c)) or any other Loan Document shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date.
(b)    No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)    The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swing Line Lender, shall have received a Request for Credit Extension in accordance with the requirements hereof.
On the date of each Credit Extension (other than, for the avoidance of doubt, in connection with a conversion of Loans to the other Type or a continuation of Term SOFR Loans) (provided that, for the avoidance of doubt, a Credit Extension that is a Borrowing of Loans funded pursuant to Incremental Term Loan Commitments shall be subject to the provisions of Section 2.16(c)(i)), the Borrower shall be deemed to have represented and warranted that the conditions specified in Section 5.02(a) and Section 5.02(b) have been satisfied on and as of the date of such Credit Extension.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Administrative Agent and the Lenders that:
6.01    Existence, Qualification and Power.
The Borrower and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except in each case referred to in clause (a) (other than with respect to the Borrower), clause (b)(i) or clause (c), to the extent that failure to do so would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
6.02    Authorization; No Contravention.
The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is party have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party, and do not (a) contravene the terms of any of any Loan Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (other than pursuant to the Loan Documents) (i) any Contractual Obligation to which the Borrower or any of its Subsidiaries is a party or which affects the Borrower or any of its Subsidiaries or any of their properties or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any of its Subsidiaries or their properties is subject or (c) violate in any Law applicable to the Borrower or any of its Subsidiaries, except in each case referred to in clause (b) or clause (c), to the extent that any of the foregoing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
6.03    Governmental Authorization; Other Consents.
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, other than (a) those that have already been obtained and are in full force and effect, (b) such permits, licenses, authorizations, approvals and entitlements that are required for the lawful conduct of the Loan Parties’ business, each of which shall be obtained on or before the date on which it is required to be obtained and (c) where the failure to obtain or make such approval, consent, exemption, authorization, action, notice or filing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
6.04    Binding Effect.
Each Loan Document has been duly executed and delivered by each Loan Party that is party thereto. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party that is party thereto in accordance with its terms (except for limitations on enforceability under Debtor Relief Laws and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).
6.05    Financial Statements; No Material Adverse Effect.
(a)    The audited consolidated balance sheet of the Borrower and its Subsidiaries as of November 30, 2024, and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the fiscal year then ended (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) present fairly, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as of the date thereof and their consolidated results of operations and cash flows for the period covered thereby in accordance with GAAP.
(b)    The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of February 28, 2025 and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the fiscal quarter then ended (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) present fairly, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as of the date thereof and their consolidated results of operations and cash flows for the period covered thereby, subject to the absence of footnotes and to normal year-end audit adjustments.
(c)    Since November 30, 2024, there has been no event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect.
6.06    Litigation.
There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Responsible Officers of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any Subsidiary or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby or (b) would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
6.07    No Default.
(a)    Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation, except any such default that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(b)    No Default has occurred and is continuing.
6.08    Ownership of Property.
Each of the Borrower and its Subsidiaries has (a) good title to, or valid leasehold interests in, all real property and (b) ownership of, possession of, or sufficient rights to, all personal property, in each case, necessary or used in the ordinary conduct of its business, except where failure to do so would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6.09    Environmental Matters.
Except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any Subsidiary (a) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (b) has become subject to any Environmental Liability, (c) has received notice of any claim with respect to any Environmental Liability of the Borrower or any Subsidiary or (d) knows of any basis for any Environmental Liability applicable to the Borrower or any Subsidiary.
6.10    Insurance.
The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks (and giving effect to such self-insurance) as are customarily carried by companies engaged in the same or similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates, in each case, as reasonably determined by the Borrower.
6.11    Taxes.
The Borrower and its Subsidiaries have filed all United States federal and state income tax returns and all other tax returns and reports required to be filed, and have paid all United States federal and state income taxes and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) the failure to do so would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. There is no proposed tax assessment against the Borrower or any Subsidiary that, if made, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
6.12    ERISA Compliance.
Except, in the case of clauses (a), (b) and (c), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:
(a)    Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state Laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has either received a favorable determination letter or can rely on a favorable opinion letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, or an application for such a letter is currently being processed by the IRS. To the knowledge of the Responsible Officers of the Borrower, nothing has occurred that would reasonably be expected to prevent or cause the loss of such tax-qualified status.
(b)    There are no pending or, to the knowledge of the Responsible Officers of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction in violation of Section 406 or 407 of ERISA or Section 4975 of the Internal Revenue Code or violation of the fiduciary responsibility rules set forth in Section 404 and 405 of ERISA with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)    (i) No ERISA Event has occurred, and no Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, in all material respects, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is 60% or higher and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) no Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could reasonably be likely to be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof or by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.
(d)    As of the Restatement Effective Date, the Borrower is not (i) a Plan subject to Title I of the ERISA, (ii) a Plan or account subject to Section 4975 of the Internal Revenue Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Internal Revenue Code or (iv) a “governmental plan” within the meaning of ERISA.
6.13    Margin Regulations; Investment Company Act.
(a)    The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Federal Reserve Board), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans or Letters of Credit will be used by the Borrower or any of its Subsidiaries to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.
(b)    Neither the Borrower nor any other Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
6.14    Disclosure.
No written report, financial statement, certificate or other information (other than information of a general economic or general industry nature) furnished in writing by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished (including, for purposes of clarification, information deemed delivered pursuant to the penultimate paragraph of Section 7.02)) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected business plans, forecasts and other projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s reasonable estimate of its plans, forecasts or projections, as applicable, based on the information available at the time (it being acknowledged that actual results may vary, and such variations may be material). As of the Restatement Effective Date, the information included in any Beneficial Ownership Certification delivered to the Administrative Agent or any Lender on or prior to the Restatement Effective Date, if applicable, is true and correct in all respects.
6.15    Compliance with Laws.
Each of the Borrower and each Subsidiary is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except where (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
6.16    Intellectual Property; Licenses, Etc.
(a)    The Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses.
(b)    Except for such claims and infringements that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) no claim has been asserted and is pending by any Person challenging or questioning the use by the Borrower or any Subsidiary of any IP Rights or the validity or effectiveness of any IP Rights, nor does any Responsible Officer of the Borrower know of any such claim, and (ii) to the knowledge of the Responsible Officers of the Borrower, the use of any IP Rights by the Borrower or any Subsidiary and the granting of a right or a license in respect of any IP Rights from the Borrower or any Subsidiary does not infringe on any rights of any other Person.
6.17    Solvency.
On the Restatement Effective Date, the Borrower and its Subsidiaries are Solvent on a consolidated basis.
6.18    Sanctions; Anti-Corruption Laws.
(a)    Neither the Borrower nor any Subsidiary nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee or agent thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is, (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such Sanctions.
(b)    The Borrower and its Subsidiaries have conducted their business in compliance with Anti-Corruption Laws in all material respects, and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with Anti-Corruption Laws.
6.19    USA PATRIOT Act.
The Borrower and its Subsidiaries have conducted their business in compliance with the USA PATRIOT Act, and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such law.
ARTICLE VII

AFFIRMATIVE COVENANTS
On and after the Restatement Effective Date, and until the Facility Termination Date, the Borrower covenants and agrees that:
7.01    Financial Statements.
The Borrower will deliver to the Administrative Agent (and the Administrative Agent shall make the same available to the Lenders):
(a)    within 90 days after the end of each fiscal year of the Borrower (or, if earlier, no later than 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)), commencing with the fiscal year of the Borrower ending November 30, 2025, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than any such qualification or exception that is expressly solely with respect to, or expressly resulting solely from, (i) maturity of the credit facilities under this Agreement occurring within one year of the time such opinion is delivered or (ii) any potential inability to satisfy a financial maintenance covenant, including the financial covenants under Section 8.06, on a future date or in a future period) or any qualification or exception as to the scope of such audit; and
(b)    within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or, if earlier, no later than 5 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)), commencing with the first such fiscal quarter of the Borrower ending on or after the Restatement Effective Date, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, and the related consolidated statements of changes in stockholders’ equity and cash flows for the portion of the Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all prepared in accordance with GAAP and certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as presenting fairly, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as of the date thereof and their consolidated results of operations and cash flows for the period covered thereby, subject only to normal year-end audit adjustments and the absence of footnotes.
As to any information contained in materials furnished pursuant to Section 7.02(b), the Borrower shall not be separately required to furnish such information under Section 7.01(a) or 7.01(b), but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Section 7.01(a) or 7.01(b) at the times specified therein.
7.02    Certificates; Other Information.
The Borrower will deliver to the Administrative Agent:
(a)    concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and 7.01(b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower;
(b)    promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the equityholders of the Borrower or any Subsidiary, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower or any Subsidiary may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;
(c)    promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation; and
(d)    promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request.
Documents required to be delivered pursuant to Section 7.01(a) or 7.01(b) or Section 7.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto, on the Borrower’s website on the Internet at the website address listed on Schedule 11.02, (ii) on which such documents shall be publicly available on the website of the SEC at http://www.sec.gov (or any sub-domain thereof) or (iii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender; provided, further that the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Borrower hereby acknowledges that (a) the Administrative Agent and/or BofA Securities may, but shall not be obligated to, make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive MNPI. The Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any MNPI (provided that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07), (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information” and (iv) the Administrative Agent and BofA Securities shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated as “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”.
7.03    Notices.
Promptly after any Responsible Officer of the Borrower obtains knowledge thereof, the Borrower will furnish to the Administrative Agent written notice of the occurrence of any Default. Each such notice shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.
7.04    Payment of Taxes.
The Borrower will, and will cause its Subsidiaries to, pay and discharge as the same shall become due and payable all Taxes of the Borrower and its Subsidiaries, except where (a) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary or (b) the failure to so pay and discharge would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
7.05    Preservation of Existence, Etc.
(a)    The Borrower will, and will cause its Subsidiaries to, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization, except in a transaction permitted by Section 8.04 and except, in the case of the Subsidiaries, where the failure to do so would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b)    The Borrower will, and will cause its Subsidiaries to, take all reasonable action to maintain all rights, privileges, permits, licenses and franchises applicable to the Borrower and its Subsidiaries that are necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(c)    The Borrower will, and will cause its Subsidiaries to, preserve or renew all of its IP Rights, the non-preservation or non-renewal of which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
7.06    Maintenance of Properties.
The Borrower will, and will cause its Subsidiaries to, maintain, preserve and protect all of its material properties and material equipment that is necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; provided that the Borrower and its Subsidiaries may sell, transfer, or otherwise dispose of, any properties in any transaction not prohibited by this Agreement.
7.07    Maintenance of Insurance.
The Borrower will, and will cause its Subsidiaries (other than Immaterial Subsidiaries) to, maintain with financially sound and reputable insurance companies, insurance in such amounts, with such deductibles and covering such risks (and giving effect to such self-insurance) as are customarily carried by companies engaged in the same or similar business and owning similar properties in localities where the Borrower or the applicable Subsidiary operates, in each case, as reasonably determined by the Borrower.
7.08    Compliance with Laws.
The Borrower will, and will cause its Subsidiaries to, comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except where (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
7.09    Books and Records.
The Borrower will, and will cause its Subsidiaries to, maintain proper books of record and account, in which true and complete entries shall be made of all financial transactions and matters involving the assets and business of the Borrower and its Subsidiaries materially in accordance with, and to the extent required by, GAAP.
7.10    Inspection Rights.
The Borrower will, and will cause its Subsidiaries to, permit representatives of the Administrative Agent (including independent contractors of the Administrative Agent) and each Lender (if and when accompanying the Administrative Agent) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and, when accompanied by a Responsible Officer of the Borrower, to discuss its affairs, finances and accounts with its officers, and independent public accountants, with all reasonable documented out-of-pocket expenses in connection therewith to be at the expense of the Borrower and at such reasonable times during normal business hours, but no more frequently than once each fiscal year of the Borrower, upon reasonable advance notice to the Borrower; provided that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice; provided, further that, (a) for the avoidance of doubt, the Borrower and its Subsidiaries will not be required to provide any information to the extent that the provision thereof would violate any Law and (b) notwithstanding anything to the contrary in this Section 7.10, neither the Borrower nor any Subsidiary will be required to disclose or permit the inspection, discussion, examination or making copies of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by applicable Law or any binding agreement or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product (provided that the Borrower shall use commercially reasonable efforts to the extent not prohibited by applicable Law to promptly notify the Administrative Agent that information is being withheld pursuant to clause (b) or clause (c)).
7.11    Use of Proceeds.
The Borrower will use (a) the proceeds of the Revolving Loans and the Swing Line Loans to finance working capital, capital expenditures, Acquisitions and for other lawful corporate purposes, (b) the proceeds of the Term A-1 Loans (i) on the Restatement Effective Date to refinance a portion of the Existing Term A Loans outstanding immediately prior to the Restatement Effective Date and (ii) thereafter (and to the extent of any remaining proceeds), to finance working capital, capital expenditures, Acquisitions and for other lawful corporate purposes, (c) the proceeds of the Term A-2 Loans (if any) to finance working capital, capital expenditures, Acquisitions and for other lawful corporate purposes, (d) the proceeds of the 3-Year Delayed Draw Term Loans (i) on the 3-Year Delayed Draw Term Facility Initial Funding Date to refinance (together with the proceeds of the 5-Year Delayed Draw Term Loans) in full Indebtedness outstanding under the Seller Note and (ii) thereafter (and to the extent of any remaining proceeds), to finance working capital, capital expenditures, Acquisitions and for other lawful corporate purposes, (e) the proceeds of the 5-Year Delayed Draw Term Loans (i) on the 5-Year Delayed Draw Term Facility Initial Funding Date to refinance (together with the proceeds of the 3-Year Delayed Draw Term Loans) in full Indebtedness outstanding under the Seller Note and (ii) thereafter (and to the extent of any remaining proceeds), to finance working capital, capital expenditures, Acquisitions and for other lawful corporate purposes and (f) Letters of Credit for lawful corporate purposes.
7.12    Anti-Corruption Laws; Sanctions.
(a)    The Borrower will, and will cause its Subsidiaries to, conduct its business in compliance with the Anti-Corruption Laws in all material respects and maintain policies and procedures reasonably designed to promote and achieve compliance with Anti-Corruption Laws.
(b)    The Borrower will, and will cause its Subsidiaries to, conduct its business in compliance with all applicable Sanctions and maintain policies and procedures reasonably designed to promote and achieve compliance with such Sanctions.

ARTICLE VIII

NEGATIVE COVENANTS
On and after the Restatement Effective Date, and until the Facility Termination Date, the Borrower covenants and agrees that:
8.01    Liens.
The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof in connection with any financing transaction (including factoring arrangements, but excluding any assignment or sale thereof pursuant to a Disposition), other than the following:
(a)    Liens created pursuant to any Loan Document;
(b)    Liens on any asset or property of the Borrower or any Subsidiary existing on the Restatement Effective Date and set forth on Schedule 8.01 to the Disclosure Letter and any replacement, refinancing, renewal or extension thereof; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary (other than any proceeds and products thereof, accessions thereto and improvements thereon) and (ii) such Lien shall secure only (x) those obligations that it secures on the Restatement Effective Date (or obligations incurred pursuant to commitments in effect on the Restatement Effective Date and expressly set forth on Schedule 8.01 to the Disclosure Letter) and (y) any replacement, refinancing, renewal or extension of any such obligations so long as the amount of such obligations is not increased (except by an amount equal to the unpaid accrued interest and premium thereon paid, and any costs, fees and expenses (including defeasance costs, underwriting discounts, upfront fees, original issue discount and similar fees) incurred, in connection with such replacement, refinancing, renewal or extension);
(c)    Liens (other than Liens imposed under ERISA) for Taxes not yet overdue for more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted;
(d)    Liens of landlords, carriers, warehousemen, mechanics, materialmen and repairmen and other like Liens arising in the ordinary course of business; provided that such Liens secure only amounts not overdue for more than 30 days or which are being contested in good faith by appropriate proceedings diligently conducted;
(e)    pledges or deposits (i) made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and public liability laws, other than any Lien imposed by ERISA, and (ii) made in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued for the account of the Borrower or any Subsidiary supporting obligations of the type set forth in clause (i) above;
(f)    pledges or deposits (i) made to secure the performance of bids, tenders, trade contracts and leases (other than Indebtedness), public or statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and (ii) made in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued for the account of the Borrower or any Subsidiary supporting obligations of the type set forth in clause (i) above;
(g)    easements, rights-of-way, zoning and other restrictions, irregularities in title and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;
(h)    attachment Liens and Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 9.01(g) or 9.01(h);
(i)    Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary securing Indebtedness (including Indebtedness incurred under Section 8.02(e)) (and obligations relating thereto not constituting Indebtedness) incurred to finance the acquisition, construction or improvement of such assets and any replacement, refinancing, renewal or extension thereof; provided that (i) such original Liens and the original Indebtedness secured thereby are incurred prior to or within 270 days after the acquisition or the completion of such construction or improvement, (ii) the Indebtedness secured thereby does not exceed the sum of (A) 100% of the cost of acquiring, constructing or improving such fixed or capital assets and any fees, expenses or other transaction costs incurred in connection therewith and (B) in the case of any replacement, refinancing, renewal or extension of any such Indebtedness, the unpaid accrued interest and premium thereon paid, and any costs, fees and expenses (including defeasance costs, underwriting discounts, upfront fees, original issue discount and similar fees) incurred, in connection with such replacement, refinancing, renewal or extension) and (iii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary (other than any proceeds and products thereof, accessions thereto and improvements thereon), provided, further, that individual financings of equipment or other fixed or capital assets in favor of any Person (or its Affiliates) that are, in each case, permitted to be secured under this clause (i) may be cross-collateralized to other such financings provided by such Person (or its Affiliates);
(j)    licenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any Subsidiary;
(k)    any interest of title of a lessor under, and Liens arising from Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases (other than leases resulting in Capital Lease Obligations) permitted by this Agreement;
(l)    Liens deemed to exist in connection with investments in repurchase agreements entered into in the ordinary course of business;
(m)    (i) normal and customary rights of setoff or banker’s Liens in favor of banks or other depository or financial institutions arising as a matter of law or under customary agreements for the provision of banking and securities intermediary services and Liens securing payment obligations thereunder and (ii) Liens arising in connection with treasury and cash management services in the ordinary course of business of the Borrower and any of its Subsidiaries, including cash pooling arrangements and overdraft facilities, so long as such Liens do not secure obligations for borrowed money;
(n)    Liens arising under Sections 4-208 and 4-210 of the Uniform Commercial Code (or, if applicable, the corresponding section of the Uniform Commercial Code in effect in the relevant jurisdiction) on items in the course of payment or collection;
(o)    Liens arising on any real property as a result of any eminent domain, condemnation or similar proceeding being commenced with respect to such real property;
(p)    any Lien on any property or asset acquired by the Borrower or any Subsidiary after the Restatement Effective Date existing at the time of the acquisition thereof or existing on any property or asset of any Person that becomes a Subsidiary or of any Person not previously a Subsidiary that is merged or consolidated with or into the Borrower or a Subsidiary in a transaction permitted hereunder after the Restatement Effective Date prior to the time such Person becomes a Subsidiary (or is so merged or consolidated) and any replacement, refinancing, renewal or extension thereof; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary (other than any proceeds and products thereof, accessions thereto and improvements thereon) and (iii) such Lien shall secure only (x) those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or such merger or consolidation), as the case may be, and (y) any replacement, refinancing, renewal or extension of any such obligations so long as the amount of such obligations is not increased (except by an amount equal to the unpaid accrued interest and premium thereon paid, and any costs, fees and expenses (including defeasance costs, underwriting discounts, upfront fees, original issue discount and similar fees) incurred, in connection with such replacement, refinancing, renewal or extension);
(q)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods and deposits as security for contested custom or import duties;
(r)    Liens on any cash earnest money deposit, escrow arrangement or similar arrangement made by the Borrower or any Subsidiary in connection with any letter of intent or acquisition agreement relating to an Acquisition, a Disposition or other transaction that is not prohibited by this Agreement;
(s)    in the case of (i) any Subsidiary that is not a wholly owned Subsidiary or (ii) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any first rights of refusal, options, put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the Organization Documents or other applicable agreement of such Subsidiary or such other Person or any related joint venture, shareholders’, partnerships or similar agreement;
(t)    Liens on cash and cash equivalents arising in connection with the defeasance, discharge, redemption or termination (including by way of cash collateralization) of Indebtedness;

(u)    (i) any Permitted Securitization Transactions entered into by the Borrower or any Subsidiary; provided that the aggregate principal amount of Permitted Securitization Transactions permitted by this clause (u) shall not exceed $1,000,000,000 at any time outstanding; and (ii) Liens on Securitization Related Property created or deemed to exist in connection with any Permitted Securitization Transaction permitted pursuant to clause (i) above;
(v)    (i) any Permitted Factoring Arrangement entered into by the Borrower or any Subsidiary and (ii) Liens on accounts receivable subject thereto (and on other assets constituting Receivables and Related Assets with respect to such accounts receivable) created or deemed to exist in connection with such Permitted Factoring Arrangement;
(w)    preferential arrangements in the form of subordination and intercreditor agreements in favor of creditors of the customers of the Borrower and its Subsidiaries;
(x)    Liens that are contractual rights of set-off;
(y)    (i) any interest or title of a lessor or sublessor under any lease (other than a lease resulting in a Capital Lease Obligation) not prohibited by this Agreement, (ii) any restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to or (iii) any subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (ii);
(z)    deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any Subsidiary to secure the performance of its obligations under the lease for such premises, in each case in the ordinary course of business;
(aa)    Liens on any assets of the Borrower or any Subsidiary in favor of any Governmental Authority to secure partial, progress, advance or other payments pursuant to any contract or statute;
(bb)    Liens in favor of Governmental Authorities securing the obligations of Foreign Subsidiaries in jurisdictions outside of the United States; provided that (i) such Liens are required by such Governmental Authorities in order for such Foreign Subsidiaries to conduct business in such jurisdictions and (ii) such Liens do not extend to any assets other than those of such Foreign Subsidiaries;
(cc)    Liens on inventory (and the proceeds thereof) in favor of financiers of inventory (including vendor financiers) to secure trade payables incurred in the ordinary course of business in connection with the acquisition of inventory;
(dd)    Liens on any asset of a Subsidiary securing Indebtedness of such Subsidiary owed to the Borrower or to another Subsidiary; provided that such Liens on the assets of any Subsidiary Guarantor may only secure Indebtedness owed to the Borrower or a Subsidiary Guarantor;
(ee)    Liens securing reimbursement obligations in respect of letters of credit, bankers’ acceptances, bank guaranties, surety or performance bonds and similar instruments (including obligations incurred under Section 8.02(j)), in an aggregate amount not to exceed $50,000,000 at any time outstanding;

(ff)    in connection with the sale, transfer or other disposition of any Equity Interests or other assets in a transaction permitted under Section 8.04, customary rights and restrictions contained in agreements relating to such sale, transfer or other disposition pending the completion thereof;
(gg)    (i) deposits made in the ordinary course of business to secure obligations to insurance carriers providing casualty, liability or other insurance to the Borrower and the Subsidiaries and (ii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
(hh)    Liens deemed to exist in connection with Sale and Leaseback Transactions permitted by Section 8.03;
(ii)    Liens securing Indebtedness under Section 8.02(l); provided that such Liens do not extend to any assets other than the Equity Interests of such Foreign Subsidiary and the assets of such Foreign Subsidiary and its Subsidiaries;
(jj)    Liens on assets of and Equity Interests in Subsidiaries that are not Subsidiary Guarantors securing Indebtedness of Subsidiaries that are not Subsidiary Guarantors permitted pursuant to Section 8.02;
(kk)    Liens that are incurred in the ordinary course of business securing obligations of the Borrower and its Subsidiaries under Swap Contracts in an aggregate amount not to exceed $50,000,000 at any time outstanding; and
(ll)    other Liens; provided that at the time of and after giving pro forma effect to the incurrence of any such Lien (or any Indebtedness secured thereby and the application of the proceeds thereof), the sum, without duplication, of (i) the aggregate principal amount of the outstanding Indebtedness secured by Liens permitted in reliance on this clause (ll), plus (ii) the aggregate principal amount of the outstanding Indebtedness of Subsidiaries permitted in reliance on Section 8.02(n) plus (iii) the Attributable Debt in respect of all outstanding Sale and Leaseback Transactions permitted in reliance on Section 8.03, does not exceed 15.0% of Consolidated Tangible Assets.
8.02    Subsidiary Indebtedness.
The Borrower shall not permit any Subsidiary (other than any Subsidiary Guarantor) to create, incur, assume or suffer to exist any Indebtedness, except:
(a)    Indebtedness created under the Loan Documents;
(b)    (i) Indebtedness outstanding on the Restatement Effective Date and set forth on Schedule 8.02 to the Disclosure Letter (or incurred pursuant to commitments in effect on the Restatement Effective Date and expressly set forth on Schedule 8.02 to the Disclosure Letter) and (ii) any Refinancing Indebtedness in respect thereof (or Indebtedness that would be Refinancing Indebtedness in respect thereof if such commitments in effect on the Restatement Effective Date were fully drawn);

(c)    Indebtedness of any Subsidiary owed to the Borrower or to any other Subsidiary; provided that such Indebtedness shall not have been transferred to any Person other than the Borrower or a Subsidiary;
(d)    Guarantees by any Subsidiary of Indebtedness of any other Subsidiary; provided that a Subsidiary shall not Guarantee Indebtedness of any other Subsidiary that it would not have been permitted to incur under this Section 8.02 if it were the primary obligor thereon;
(e)    (i) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets (including any Capital Lease Obligations); provided that such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, and (ii) any Refinancing Indebtedness in respect thereof; provided that the aggregate principal amount of Indebtedness permitted by this clause (e) at any time outstanding shall not exceed the sum of (x) $75,000,000 and (y) with respect to any such Refinancing Indebtedness, the aggregate amount referred to in clause (b) of the definition of “Refinancing Indebtedness”;
(f)    (i) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Restatement Effective Date, or Indebtedness of any Person that is assumed by any Subsidiary after the Restatement Effective Date in connection with an acquisition of assets by such Subsidiary in an Acquisition permitted hereunder; provided that such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired, and (ii) any Refinancing Indebtedness in respect thereof;
(g)    obligations of any Subsidiary incurred under or in connection with any Permitted Securitization Transaction; provided that such Permitted Securitization Transaction shall be permitted by Section 8.01(u);
(h)    Indebtedness consisting of indemnification obligations or adjustments in respect of the purchase price (including earn-outs) in connection with any Acquisition or any Disposition;
(i)    unsecured reimbursement obligations in respect of letters of credit, bankers’ acceptances, bank guaranties, surety or performance bonds and similar instruments issued in respect of workers compensation, unemployment insurance, other types of social security, pension obligations, vacation pay, health, disability or other employee benefits or otherwise issued in the ordinary course of business;
(j)    secured reimbursement obligations in respect of letters of credit, bankers’ acceptances, bank guaranties, surety or performance bonds and similar instruments in an aggregate amount not to exceed $50,000,000 at any time outstanding;
(k)    (i) Indebtedness that may exist in respect of deposits or payments made by customers or suppliers of the Borrower or any of its Subsidiaries and (ii) Indebtedness in the form of guaranties of performance, completion, quality and the like provided by any Subsidiary with respect to performance or similar obligations owing to any customer or supplier by the Borrower or any of its Subsidiaries;

(l)    other Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $150,000,000 at any time outstanding;
(m)    Attributable Debt in respect of Sale and Leaseback Transactions permitted under Section 8.03; and
(n)    other Indebtedness; provided that at the time of and after giving pro forma effect to the incurrence of any such Indebtedness and the application of the proceeds thereof, the sum, without duplication, of (i) the aggregate principal amount of outstanding Indebtedness permitted in reliance on this clause (n), plus (ii) the aggregate principal amount of the outstanding Indebtedness secured by Liens permitted in reliance on Section 8.01(ll) plus (iii) the Attributable Debt in respect of all outstanding Sale and Leaseback Transactions permitted in reliance on Section 8.03, does not exceed 15.0% of Consolidated Tangible Assets.
8.03    Sale and Leaseback Transactions.
The Borrower will not, and will not permit any Subsidiary to, enter into any Sale and Leaseback Transaction, except, if at the time of and after giving pro forma effect to any such Sale and Leaseback Transaction, the sum, without duplication, of (a) the Attributable Debt in respect of all outstanding Sale and Leaseback Transactions, plus (b) the aggregate principal amount of the outstanding Indebtedness of Subsidiaries permitted in reliance on Section 8.02(n) plus (c) the aggregate principal amount of the outstanding Indebtedness secured by Liens permitted in reliance on Section 8.01(ll), does not exceed 15.0% of Consolidated Tangible Assets.
8.04    Fundamental Changes.
(a)    The Borrower will not, and will not permit any Subsidiary to, merge or consolidate with or into another Person, or dissolve, liquidate or wind-up its affairs, except that so long as no Default exists or would result therefrom: (i) the Borrower may merge or consolidate with or into any Person; provided that (A) the Borrower is the continuing or surviving Person or (B) if the Borrower is not the continuing or surviving Person, (1) such Person is a corporation organized under the Laws of a State of the United States, (2) prior to or substantially concurrently with the consummation of such merger or consolidation, (x) such Person shall execute and deliver to the Administrative Agent an assumption agreement (the “Assumption Agreement”), in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such Person shall assume all of the obligations of the Borrower under this Agreement and the other Loan Documents, and (y) such Person shall deliver to the Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request relating to such Person, such merger or consolidation or the Assumption Agreement, all in form and substance reasonably satisfactory to the Administrative Agent, and (3) the Lenders and the L/C Issuers shall have received, at least three (3) Business Days prior to the date of the consummation of such merger or consolidation, (x) all documentation and other information regarding such Person required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Administrative Agent, any Lender or any L/C Issuer at least ten (10) Business Days prior to the date of the consummation of such merger or consolidation and (y) to the extent such Person qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Person, it being agreed that upon the execution and delivery to the Administrative Agent of the Assumption Agreement and the

satisfaction of the other conditions set forth in this clause (B), such Person shall become a party to this Agreement, shall succeed to and assume all the rights and obligations of the Borrower under this Agreement and the other Loan Documents (including all obligations in respect of outstanding Loans made to, and Letters of Credit issued for the account of, the Borrower) and shall thenceforth, for all purposes of this Agreement and the other Loan Documents, be the “Borrower”; (ii) any Subsidiary may merge or consolidate with or into any other Person in a transaction in which the continuing or surviving entity is the Borrower or a Subsidiary (and, if any party to such merger or consolidation is a Subsidiary Guarantor, the continuing or surviving Person shall be, or substantially concurrently therewith shall become, the Borrower or a Subsidiary Guarantor); (iii) any Subsidiary (other than a Subsidiary Guarantor) may merge or consolidate with or into any Person in a transaction permitted under Section 8.04(b) in which, after giving effect to such transaction, the continuing or surviving entity is not a Subsidiary; and (iv) any Subsidiary (other than a Subsidiary Guarantor) may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding up, as applicable, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(b)    The Borrower will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions, including by means of any merger or consolidation) all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole (in each case, whether now owned or hereafter acquired), it being understood that this Section 8.04(b) shall not restrict mergers and consolidations or any sales, transfers, leases or other dispositions, in each case, between or among the Borrower and its Subsidiaries.
(c)    The Borrower will not, and will not permit any Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Restatement Effective Date or any business substantially related, complementary or incidental thereto, including customer experience solutions, business process outsourcing services, and related sales and services.
8.05    Use of Proceeds.
The Borrower will not, and will not permit any Subsidiary to, use the proceeds of any Loan or Letter of Credit, whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.
8.06    Financial Covenants.
(a)    Consolidated Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio as of the last day of any Test Period to be greater than 3.75:1.00; provided that, upon the consummation of a Qualified Acquisition, with respect to the fiscal quarter in which such Qualified Acquisition is consummated and the subsequent three consecutive full fiscal quarters after the consummation of such Qualified Acquisition, the maximum permitted Leverage Ratio set forth above shall, at the election of the Borrower (a “Leverage Increase Election”) by written notice to the Administrative Agent, be increased to 4.25:1.00; provided, further that no more than two Leverage Increase Elections may be made by the Borrower since the Restatement Effective Date.

(b)    Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period to be less than 3.00:1.00.
8.07    Fiscal Year.
The Borrower will not change its fiscal year; provided that upon at least five (5) Business Days’ prior written notice (or such shorter notice as is agreed by the Administrative Agent in its sole discretion), the Borrower shall be permitted to change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, and, in connection therewith, the Borrower and the Administrative Agent shall make, and the Lenders hereby authorize the Administrative Agent to make, any adjustments to this Agreement and the other Loan Documents that are necessary to reflect such change in fiscal year.
8.08    Sanctions; Anti-Corruption Laws.
(a)    The Borrower will not, and will not permit any Subsidiary to, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions (and which would result in a violation of Sanctions), or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Co-Syndication Agent, Co-Documentation Agent, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.
(b)    The Borrower will not, and will not permit any Subsidiary to, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would result in a violation of any Anti-Corruption Law.
ARTICLE IX

EVENTS OF DEFAULT AND REMEDIES
9.01    Events of Default.
Any of the following shall constitute an “Event of Default”:
(a)    Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement, (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Disbursement, or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document;
(b)    Specific Covenants. The Borrower fails to perform or observe any covenant or agreement contained in Section 7.03, 7.05(a) (solely with respect to the Borrower’s existence) or 7.11 or in Article VIII;
(c)    Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 9.01(a) or 9.01(b)) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty days after any Loan Party becomes aware of such breach;
(d)    Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document or in any certificate delivered in connection herewith or therewith shall be incorrect when made or deemed made;
(e)    Cross-Default. (i) The Borrower or any Subsidiary fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness and such failure continues beyond any applicable grace period set forth in any instrument or agreement evidencing, securing or relating to such Material Indebtedness; (ii) the Borrower or any Subsidiary fails to observe or perform any other covenant or agreement contained in any instrument or agreement evidencing, securing or relating to any Material Indebtedness, or any other event occurs, the effect of which default or other event is (x) to cause such Material Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Indebtedness to be made, prior to its stated maturity, or (y) to permit the holder or holders of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (with or without the giving of notice, but only after the expiration of any applicable grace period set forth in such instrument or agreement) such Material Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Indebtedness to be made, prior to its stated maturity (provided that this clause (y) shall not apply to any Permitted Securitization Transaction); or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as defined in such Swap Contract) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is $250,000,000 or more; provided that this Section 9.01(e) shall not in any event apply to (1) any Indebtedness secured by a Permitted Lien that becomes due as a result of the voluntary sale, transfer or other disposition of the property or assets securing such Indebtedness in a transaction permitted under this Agreement, so long as such Indebtedness is repaid when required under the documents providing for such Indebtedness, (2) any Indebtedness that becomes due as a result of the voluntary repurchase, prepayment, defeasance or redemption thereof or, in the case of a Swap Contract, any voluntary termination thereof, (3) any requirement to, or to offer to, prepay, repurchase or redeem any Indebtedness using a portion of excess cash flow or a similar financial measure, (4) any customary debt and equity proceeds prepayment requirements contained in any bridge or other interim credit facility, (5) any Indebtedness of any Person assumed in connection with an Acquisition to the extent that such Indebtedness is repurchased, prepaid, defeased or redeemed (or offered to be repurchased, prepaid, defeased or redeemed) as required by the terms thereof in connection with the Acquisition of such Person or (6) any repurchase, prepayment, defeasance or redemption of any Indebtedness incurred to finance an Acquisition if such Acquisition is not consummated;
(f)    Insolvency Proceedings, Etc. The Borrower or any Subsidiary (other than an Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed for the Borrower or any Subsidiary (other than an Immaterial Subsidiary) or for all or any material part of its property without the application or consent of the Borrower or such Subsidiary and the appointment continues undischarged or unstayed for sixty calendar days; or any proceeding under any Debtor Relief Law relating to the Borrower or any Subsidiary (other than an Immaterial Subsidiary) or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty consecutive calendar days, or an order for relief is entered in any such proceeding;
(g)    Inability to Pay Debts; Attachment. (i) The Borrower or any Subsidiary (other than an Immaterial Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty days after its issue or levy;
(h)    Judgments. There is entered against the Borrower or any Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) of $250,000,000 or more (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect;
(i)    ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of one or more of the Borrower and the Subsidiaries under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount of $250,000,000 or more, or (ii) one or more of the Borrower or any Subsidiary fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount of $250,000,000 or more;
(j)    Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or the occurrence of the Facility Termination Date, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document, or denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any Loan Document (in each case, other than solely as a result of the release of any Subsidiary Guarantor from its obligations under the Subsidiary Guarantee Agreement as expressly permitted hereunder or thereunder); or
(k)    Change of Control. There occurs any Change of Control.

9.02    Remedies Upon Event of Default.
If any Event of Default occurs and is continuing, the Administrative Agent shall at the request of, or may with the consent of, the Required Lenders, take any or all of the following actions:
(a)    declare the commitments of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligations shall be terminated;
(b)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;
(c)    require that the Borrower Cash Collateralize the L/C Exposure (in an amount equal to the Minimum Collateral Amount with respect thereto); and
(d)    exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents or applicable Law or at equity;
provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall immediately and automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall immediately automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Exposure as aforesaid shall immediately automatically become effective, in each case without further act of the Administrative Agent, any Lender or any L/C Issuer and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.
9.03    Application of Funds.
After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Exposure have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, reimbursement obligations in respect of L/C Disbursements, interest, fronting fees, Letter of Credit Fees, Revolving Commitment Fees, 3-Year Delayed Draw Ticking Fees and 5-Year Delayed Draw Ticking Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the Lenders and the L/C Issuers and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid fronting fees, Letter of Credit Fees, Revolving Commitment Fees, 3-Year Delayed Draw Ticking Fees, 5-Year Delayed Draw Ticking Fees and interest on the Loans and on unreimbursed L/C Disbursements, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and unreimbursed L/C Disbursements and (b) Cash Collateralize that portion of L/C Exposure comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the payment in full of all other Obligations, ratably among the holders of such Obligations in proportion to the respective amounts described in this clause Fifth held by them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
ARTICLE X

ADMINISTRATIVE AGENT
10.01    Appointment and Authority.
Each of the Lenders and each of the L/C Issuers hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article X are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions (except solely to the extent of the Borrower’s approval rights pursuant to and subject to the conditions set forth in Section 10.06). It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
10.02    Rights as a Lender.
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
10.03    Exculpatory Provisions.
Neither the Administrative Agent nor any Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, neither the Administrative Agent nor any Arranger, as applicable:
(a)    shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)    shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;
(c)    shall have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or any L/C Issuer, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates, that is communicated to, obtained or in the possession of, the Administrative Agent, any Arranger or any of their respective Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein;
(d)    shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.02 and 11.01) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment; it being understood and agreed that the Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or an L/C Issuer; or
(e)    shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or in any other Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
10.04    Reliance by Administrative Agent.
The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to any Credit Extension that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to such Credit Extension. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
10.05    Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
10.06    Resignation of Administrative Agent.
(a)    The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the prior written approval of the Borrower (which approval may not be unreasonably withheld, delayed or conditioned and shall not be required while an Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that (i) in no event shall any such successor Administrative Agent be a Defaulting Lender and (ii) any such successor

Administrative Agent appointed by the Administrative Agent shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld, delayed or conditioned and shall not be required while an Event of Default has occurred and is continuing) . Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, with the prior written approval of the Borrower (which approval may not be unreasonably withheld, delayed or conditioned and shall not be required while an Event of Default has occurred and is continuing), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as a successor Administrative Agent is appointed as provided for above in this Section 10.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) or Section 11.11 and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article X and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring or removed Administrative Agent was acting as Administrative Agent and (B) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (1) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and/or any of the L/C Issuers and (2) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

(d)    Any resignation by Bank of America as Administrative Agent pursuant to this Section 10.06 shall also constitute its resignation as an L/C Issuer and the Swing Line Lender. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Exposure with respect thereto, including the right to require the Revolving Lenders to make Revolving Loans that are Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c), but shall not be required to issue additional Letters of Credit. If Bank of America resigns as the Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Revolving Lenders to purchase risk participations in such Swing Line Loans pursuant to Section 2.04(c), but shall not be required to make any new Swing Line Loans. Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
10.07    Non-Reliance on the Administrative Agent, Arrangers and Other Lenders.
Each Lender and each L/C Issuer expressly acknowledges that neither the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or such Arranger to any Lender or any L/C Issuer as to any matter, including whether the Administrative Agent or such Arranger has disclosed material information in their respective (or their respective Related Parties’) possession. Each Lender and each L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Each Lender and each L/C Issuer represents and warrants that (a) the Loan Documents set forth the terms of a commercial lending facility and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or an L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or such L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and each L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.
10.08    No Other Duties, etc.
Anything herein to the contrary notwithstanding, none of the Arrangers, Co-Syndication Agents or Co-Documentation Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder; provided that such Persons shall have the benefit of the indemnities and exculpatory provisions provided for hereunder and under the other Loan Documents.
10.09    Administrative Agent May File Proofs of Claim.
In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether any Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of all of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under this Agreement) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding.
10.10    Subsidiary Guarantee Matters.
Each of the Lenders and the L/C Issuers irrevocably authorize the Administrative Agent to execute a release of any Subsidiary Guarantor from its guarantee under the Subsidiary Guarantee Agreement in accordance with the terms of Section 11.22.

10.11    Recovery of Erroneous Payments.
Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Party promptly upon determining that any payment made to such Lender Party comprised, in whole or in part, a Rescindable Amount.
ARTICLE XI

MISCELLANEOUS
11.01    Amendments, Etc.
(a)    Subject to Section 11.01(b), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed (x) in the case of this Agreement, by the Borrower and the Required Lenders and acknowledged by the Administrative Agent or (y) in the case of any other Loan Document, by the Administrative Agent and each Loan Party that is party thereto, with the consent of the Required Lenders; and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:
(i)    no such amendment, waiver or consent shall:
(A)    extend or increase any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the prior written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of any Default is not considered an extension or increase in any Commitment of any Lender);
(B)    postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal of any Loan or any L/C Borrowing or any interest or fees due to any Lender, in each case, without the prior written consent of each Lender directly affected thereby;
(C)    reduce the principal of, or the rate of interest specified herein on, any Loan or any L/C Borrowing or any fees payable hereunder or under any other Loan Document without the prior written consent of each Lender directly affected thereby; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay any amounts at the Default Rate;

(D)    (x) change Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby without the prior written consent of each Lender directly affected thereby or (y) change the payment waterfall provision in Section 2.12(f) or Section 9.03 (or otherwise expressly subordinate by contract any of the Obligations in right of payment to any other Indebtedness for borrowed money) without the prior written consent of each Lender directly affected thereby (it being understood and agreed that the application of the payment waterfall provisions of Section 2.12(f) or Section 9.03 shall not be deemed to be subordination in right of payment of any of the Obligations);
(E)    change any provision of this Section 11.01(a) or the definition of “Required Lenders”, the definition of “Majority in Interest” or any other provision hereof specifying the number or percentage of Lenders (or Lenders of any Class) required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender (or each Lender of such Class, as the case may be) directly affected thereby; or
(F)    change any provisions of any Loan Document in a manner that by its express terms directly and adversely affects the rights in respect of payment of, or the conditions precedent to extensions of credit by, Lenders of any Class differently than the rights of Lenders of any other Class, without the prior written consent of Lenders representing a Majority in Interest of each adversely affected Class;
(ii)    no amendment, waiver or consent shall affect the rights or duties of any L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it without the consent of such L/C Issuer;
(iii)    unless also signed by the Swing Line Lender, no amendment, waiver or consent shall affect the rights or duties of the Swing Line Lender under this Agreement or any other Loan Document; and
(iv)    unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.
(b)    Notwithstanding anything in this Section 11.01, this Agreement or any other Loan Document to the contrary:
(i)    no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder or under any other Loan Document (any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except with respect to any amendment, waiver or consent referred to in clause (i)(A), (i)(B), (i)(C) or (i)(F) set forth in Section 11.01(a) and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or consent;

(ii)    each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein;
(iii)    the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of any proceeding under Debtor Relief Laws and such determination shall be binding on all of the Lenders and all of the L/C Issuers;
(iv)    this Agreement and the other Loan Documents may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrower (A) to add one or more additional revolving credit or term loan facilities to this Agreement and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (B) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder;
(v)    the Administrative Agent and the Borrower may amend, modify or supplement this Agreement or any other Loan Document to cure or correct any error, ambiguity, omission, defect or inconsistency or to effect administrative or necessary or desirable technical changes, or, subject to the rights of L/C Issuers or the Swing Line Lender under Section 11.01(a)(ii) or 11.01(a)(iii), respectively, to make any changes that are beneficial to the interests of the Lenders, and such amendment shall become effective without any further consent of any other party to such Loan Document so long as the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment;
(vi)    this Agreement and the other Loan Documents may be modified in the manner provided in Sections 2.03(l), 10.06(d) and 11.06(f) and the definition of the term “L/C Issuer” and the term “L/C Commitment”, as such term is used in reference to any L/C Issuer, may be modified as contemplated by the definition of such term;
(vii)    this Agreement may be amended in the manner contemplated by Sections 3.03(b), 2.02(f), 2.04(g), 2.16, 2.17, 8.07 and 11.22 without any additional consents;
(viii)    no amendment (or amendment and restatement), waiver or consent hereunder or under any other Loan Document shall require the consent or approval of any Lender if, immediately after giving effect to such amendment (or amendment and restatement), waiver or consent, such Lender (A) shall have no Commitment or other obligation to maintain or extend credit under the Loan Documents (as so amended (or amended and restated), waived or consented), including any obligation in respect of any drawing under or participation in any Letter of Credit, and (B) substantially contemporaneously with the effectiveness of such amendment (or amendment and restatement), waiver or consent, shall have been paid in full all amounts owing to it under the Loan Documents (including principal, interest and fees), it being understood and agreed that from and after the effectiveness of any such amendment (or amendment and restatement), waiver or consent any such Lender shall be deemed to no longer be a “Lender” hereunder or a party hereto, provided that any such Lender shall retain the benefit of indemnification and other provisions hereof which, by the terms hereof, would survive a termination of this Agreement;
(ix)    any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement or such Loan Document of the Lenders of one or more Classes (but not the Lenders of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrower (and, in the case of any other Loan Document, the other Loan Parties party thereto to the extent such other Loan Parties are directly affected thereby) and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section 11.01 if such Class of Lenders were the only Class of Lenders hereunder at that time; and
(x)    the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.
(c)    The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or consents on behalf of such Lender. Any amendment, waiver or consent effected in accordance with this Section 11.01 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.
11.02    Notices; Electronic Communications.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 11.02(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by e-mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to the Borrower, the Administrative Agent or Bank of America in its capacity as an L/C Issuer or the Swing Line Lender, to the address, e-mail address or telephone number specified for such Person on Schedule 11.02; and
(ii)    if to any other Lender (including in such Lender’s capacity as an L/C Issuer), to the address, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices, including notices that contain MNPI as required pursuant to the last sentence of Section 11.02(e)).
(b)    Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication

(including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. The Administrative Agent, any L/C Issuer, the Swing Line Lender or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(c)    Effectiveness of Notices. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(d)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any other Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party.
(e)    Change of Notice Information, etc. Any party hereto may change its address or e-mail address for notices and other communications hereunder by notice to the other parties hereto (or, in the case of a change by a Lender, an L/C Issuer or the Swing Line Lender, by notice to the Borrower and the Administrative Agent). In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain MNPI.
(f)    Reliance. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
11.03    No Waiver; Cumulative Remedies.
No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document (including the imposition of the Default Rate) preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and provided under each other Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Lenders and the L/C Issuers; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer or the Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law or (e) any rights set forth in Section 12.04(a) of any Cash Management Bank or any Hedge Bank, in each case, that is the holder of any of the Guaranteed Obligations; provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
11.04    Expenses; Indemnity; Limitation of Liability.
(a)    Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Co-Syndication Agents, the Co-Documentation Agents and their respective Affiliates, including reasonable and documented fees, charges and disbursements of counsel (but limited to fees, charges and disbursements of one firm of primary counsel and, if deemed reasonably necessary by the Administrative Agent, of a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions), in each case, for the Administrative Agent, the Arrangers, the Co-Syndication Agents, the Co-Documentation Agents and their respective Affiliates taken as a whole) in connection with the structuring, arrangement and syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any L/C Issuer or any Lender, including the reasonable and documented fees, charges and disbursements of any counsel for the Administrative Agent, any L/C Issuer or any Lender (limited, in the case of fees, charges and disbursements of counsel, to (A) one firm of primary counsel and, if reasonably necessary, of a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for the Administrative Agent, (B) one additional counsel and, if reasonably necessary, of a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for the Lenders and L/C Issuers, taken as a whole, and (C) solely in the case of an actual or reasonably perceived conflict of interest, one additional firm of primary counsel (and, if reasonably necessary, one additional firm of local counsel in each appropriate jurisdiction) to each group of Lenders and L/C Issuers that are similarly situated, taken as a whole), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)    Indemnity. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Co-Syndication Agent, each Co-Documentation Agent, each L/C Issuer and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (but limited to fees, charges and disbursements of one firm of primary counsel for all the Indemnitees, taken as a whole, and, if reasonably necessary, of a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all the Indemnitees, taken as a whole, and, solely in the case of an actual or reasonably perceived conflict of interest, one additional firm of primary counsel (and, if reasonably necessary, one additional firm of local counsel in each appropriate jurisdiction) to the affected Indemnitees that are similarly situated, taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby (including any Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record, in each case, that such Indemnitee reasonably believes is made by any Responsible Officer), (ii) the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (iii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iv) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries or (v) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by the Borrower or its equity holders, Affiliates, creditors or any other Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have arisen out of or resulted from (x) the bad faith, gross negligence or willful misconduct of such Indemnitee or its Related Parties or (y) a material breach of the obligations of such Indemnitee or its Related Parties under this Agreement; provided, further, that the foregoing indemnity will not apply to any Proceeding solely between or among Indemnitees (other than any Proceeding against the Administrative Agent, any Arranger, any Co-Syndication Agent, any Co-Documentation Agent or any other titled person in its capacity as, or fulfilling its role as, such) not arising from any act or omission by the Borrower or any of its Affiliates. The Borrower shall not be liable for any settlement of any Proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed) but if settled with such written consent, or if there is a judgment by a court of competent jurisdiction in such Proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee in the manner and to the extent set forth above; provided that the Borrower shall be deemed to have consented to any such settlement unless it shall object thereto by written notice to the applicable Indemnitee within 30 days after having received written notice thereof. The Borrower shall not, without the prior written consent of the applicable Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any Proceedings in respect of which indemnity has been or could have been sought hereunder by any Indemnitee unless such settlement (1) includes an unconditional release of such Indemnitee, in form and substance reasonably satisfactory to such Indemnitee, from all Liability on claims that are the subject matter of such Proceedings and (2) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnitee or any injunctive relief or other non-monetary remedy. The Borrower acknowledges that any failure to comply with its obligations under the preceding sentence may cause irreparable harm to the Indemnitees. This Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(c)    Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 11.04(a) or 11.04(b) to be paid by it to the Administrative Agent (or any sub-agent thereof), any Arranger, any Co-Syndication Agent, any

Co-Documentation Agent, any L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Arranger, such Co-Syndication Agent, such Co-Documentation Agent, such L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentages (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such Arranger, such Co-Syndication Agent, such Co-Documentation Agent, such L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Arranger, such Co-Syndication Agent, such Co-Documentation Agent, such L/C Issuer or the Swing Line Lender in connection with such capacity; provided, further that no Lender shall be liable for the payment of any portion of such liabilities or expenses that are found by a final and nonappealable judgment of a court of competent jurisdiction to have resulted primarily from the Administrative Agent (or such sub-agent’s), such Arranger’s, such Co-Syndication Agent’s, such Co-Documentation Agent’s, such L/C Issuer’s or the Swing Line Lender’s, as the case may be, gross negligence or willful misconduct. The obligations of the Lenders under this Section 11.04(c) are subject to the provisions of Section 2.12(d).
(d)    Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after written demand therefor.
(e)    Limitation of Liability. To the extent permitted by applicable Law (i) the Borrower shall not assert, and the Borrower hereby waives, any claim against any Indemnitee for any Liabilities arising from the use by others of information or other materials (including any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet or the Platform), except to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of, or a material breach of its obligations under this Agreement by, such Indemnitee, and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing in this Section 11.04(e) shall relieve the Borrower or any Subsidiary Guarantor of any obligation it may have to indemnify or hold harmless any Indemnitee, as provided in Section 11.04(b) or otherwise in any Loan Document, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.
(f)    Survival. The agreements in this Section 11.04 and the indemnity provisions of Section 11.02(f) shall survive the resignation of the Administrative Agent, any L/C Issuer and the Swing Line Lender, the replacement of any Lender, the Facility Termination Date and the termination of this Agreement.

11.05    Payments Set Aside.
To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the Facility Termination Date and the termination of this Agreement.
11.06    Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate or branch of any L/C Issuer that issues any Letter of Credit), except that other than as expressly provided in Section 8.04(a), the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) and, to the extent expressly contemplated hereby, the Arrangers, the Co-Syndication Agents, the Co-Documentation Agents, the sub-agents of the Administrative Agent and the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to any Eligible Assignee all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans (including, in the case of a Revolving Commitment for purposes of this Section 11.06(b), participations in Letters of Credit and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(A)    In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment of any Class and/or the Loans of any Class

at the time owing to it, or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in Section 11.06(b)(i)(B) in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned.
(B)    In any case not described in Section 11.06(b)(i)(A), the aggregate amount of the Commitment or the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default under Section 9.01(a), 9.01(f) or 9.01(g) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld, delayed or conditioned); provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof.
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s Loans and Commitments, and rights and obligations with respect thereto assigned, except that this Section 11.06(b)(ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations in respect of its Commitment or Loans of one Class but not Commitment or Loans of any other Class.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.06(b)(i)(B) and, in addition:
(A)    the consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned) shall be required unless (1) an Event of Default under Section 9.01(a), 9.01(f) or 9.01(g) has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for assignments in respect of (1) any Revolving Commitment if such assignment is to a Person that is not a Revolving Lender, an Affiliate of a Revolving Lender, or an Approved Fund with respect to a Revolving Lender, (2) any unfunded Term Commitment if such assignment is to a Person that is not a Lender with a Term Commitment in respect of the applicable Class, an Affiliate of such a Lender, or an Approved Fund with respect to such a Lender or (3) any Term Loan of any

Class to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;
(C)    the consent of each L/C Issuer (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for assignments of Revolving Commitments or any L/C Exposure; and
(D)    the consent of the Swing Line Lender (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for assignments of Revolving Commitments or any Swing Line Exposure.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignments to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural Persons).
(vi)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Revolving Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this clause (vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
(vii)    Effectiveness. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.06(c) (it being understood and agreed that the Administrative Agent shall not be required to accept any Assignment and Assumption or to record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no Liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.06(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d).
(c)    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, any L/C Issuer or the Administrative Agent, sell participations to any Eligible Assignee (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment of any Class (including, in the case of the Revolving Commitment, such Lender’s participations in Letters of Credit and/or Swing Line Loans) and/or the Loans of any Class owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment or waiver of, or consent under, any provision of this Agreement or any other Loan Document; provided, that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or consent described in Section 11.01(a)(i) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.06(b) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender that sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.06(b); provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under Section 11.06(b) and (B) shall not be entitled to receive any greater payment under Section 3.01 or 3.04, with respect to any participation, than the Lender from which it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided, that, such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.    For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)    Resignation as L/C Issuer or Swing Line Lender. Notwithstanding anything to the contrary contained herein, if at any time any Person that is both a Revolving Lender and an L/C Issuer or the Swing Line Lender assigns all of its Revolving Commitment and Revolving Loans pursuant to Section 11.06(b), then (i) such L/C Issuer may, upon 30 days’ notice to the Borrower and the Lenders, resign as an L/C Issuer and/or (ii) the Swing Line Lender may, upon 30 days’ notice to the Borrower, resign as the Swing Line Lender. In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Borrower shall be entitled to appoint from among the Revolving Lenders, and subject to the consent of the relevant Revolving Lender to act in such capacity, a successor L/C Issuer or Swing Line Lender hereunder; provided that the failure by the Borrower to appoint any such successor shall not affect the resignation of the applicable L/C Issuer as an L/C Issuer or of the Swing Line Lender as the Swing Line Lender, as the case may be. If any L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and the L/C Exposure attributable thereto, including the right to require the Revolving Lenders to make Revolving Loans that are Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c), but shall not be required to issue additional Letters of Credit. If the Swing Line Lender resigns as the Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Revolving Lenders to purchase risk participations in such Swing Line Loans pursuant to Section 2.04(c), but shall not be required to make any new Swing Line Loans.
11.07    Treatment of Certain Information; Non-Public Information.
(a)    Treatment of Confidential Information. The Administrative Agent, each Lender and each L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to the Administrative Agent’s, such Lender’s and such L/C Issuer’s respective Affiliates, auditors and Related Parties who need to know such Information (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information or shall be subject to confidentiality obligations of employment or professional practice), (ii) upon the request or demand of any regulatory authority (including in the course of inspections, examinations or inquiries by federal or state government agencies, regulatory agencies, self-regulatory agencies and rating agencies) (in which case the Administrative Agent, such Lender or such L/C Issuer, as applicable, agrees to inform the Borrower promptly thereof to the extent not prohibited by Law and except with respect to any audit or examination conducted by bank accountants or any regulatory authority exercising supervisory, examination or regulation authority), (iii) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable Law or compulsory legal process (in which case the Administrative Agent, such Lender or such L/C Issuer, as applicable, agrees to inform the Borrower promptly thereof to the extent not prohibited by applicable Law), (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 11.07(a), to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to become a Lender pursuant to Section 2.16 or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (B) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (viii) with the consent of the Borrower, (ix) to the extent such Information (A) becomes publicly available other than by reason of disclosure in violation of this Section 11.07(a) by the Administrative Agent, any Lender or any L/C Issuer or (B) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Related Parties from a third party that is not to the Administrative Agent, such Lender or such L/C Issuer’s knowledge subject to confidentiality obligations to the Borrower or any of its Subsidiaries, (x) for purposes of establishing any defense available under state and federal securities laws, including a “due diligence” defense in any Proceeding relating to this Agreement, any other Loan Document or the transactions contemplated hereby or thereby or the enforcement of rights hereunder or thereunder or (xi) to the extent such Information is independently discovered or developed the Administrative Agent, any Lender or any L/C Issuer or any of their respective Related Parties without utilizing any Information received from the Borrower or any of its Subsidiaries or violating the terms of this Section 11.07(a). In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and the other Loan Documents and information about this Agreement and the other Loan Documents to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments; provided that such information is limited to the existence of the Agreement or other Loan Documents and information of a type routinely provided to such persons, including information regarding the closing date, size, type, purpose of, and parties to, the Agreement.
For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Related Parties on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary; provided that, in the case of information received from the Borrower or any Subsidiary after the Restatement Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07(a) shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person.
(b)    Non-Public Information. Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (i) the Information may include MNPI, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle MNPI in accordance with applicable Law, including United States federal and state securities Laws.
11.08    Right of Setoff.
If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, such L/C Issuer or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
11.09    Interest Rate Limitation.
Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
11.10    Integration; Effectiveness.
This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or any L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates with respect to the credit facilities established hereunder under any separate commitment letter between any Lender and the Borrower or any commitment advices submitted by any Lender (but do not supersede any provisions of any such commitment letter that by the terms thereof survive the effectiveness of this Agreement, any other Loan Document or any provisions of any separate fee letter between the Administrative Agent, any Lender or any Affiliate thereof and the Borrower, all of which provisions shall remain in full force and effect). Except as provided in Section 5.01, this Agreement shall become effective when the Amendment and Restatement Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts thereof that, when taken together, bear the signatures of each of the other parties thereto, and thereafter this Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and assigns.
11.11    Survival.
All representations and warranties made by the Loan Parties hereunder and under any other Loan Document or any certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, each Lender and each L/C Issuer, regardless of any investigation made by any such party or on their behalf and notwithstanding that the Administrative Agent, any Lender, any L/C Issuer or any Related Party of any of the foregoing may have had notice or knowledge of any Default at the time of any Credit Extension. All covenants and agreements made by the Loan Parties hereunder and under any other Loan Document shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letter of Credit, and shall continue in full force and effect until the Facility Termination Date. The provisions of Sections 3.01, 3.02, 3.03, 3.04, 3.05, 3.06 and 11.04, this Section 11.11 and Article X (and any other provision hereof that by the terms thereof is expressed so to survive) shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit, the occurrence of the Facility Termination Date or the termination of this Agreement or any provision hereof.
11.12    Severability.
If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, an L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
11.13    Replacement of Lenders.
If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender, a Non-Consenting Lender or a Non-Extending Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the other Loan Documents (or all of its interest, rights (other than its existing rights to payment pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the other Loan Documents as a Lender of a particular Class) to an Eligible Assignee (subject to any consents, if any, as may be required under Section 11.06(b)(iii)) that shall assume such interests, rights and obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(a)    the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b);
(b)    such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances that, in the case of a Defaulting Lender, such Defaulting Lender actually funded, accrued interest thereon, and accrued fees and all other amounts payable to it hereunder (other than such amounts not required to be paid hereunder to a Defaulting Lender) and under the other Loan Documents (including any amounts under Section 3.05) (if applicable, in each case only to the extent such amounts relate to its interests as a Lender of a particular Class) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)    such assignment does not conflict with applicable Laws; and
(e)    in the case of an assignment resulting from a Lender becoming a (i) Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent and (ii) a Non-Extending Lender, the applicable assignee shall have consented to the applicable Extension.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Each party hereto agrees that (a) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further, that any such documents shall be without recourse to or warranty by the parties thereto.
Notwithstanding anything in this Section 11.13 to the contrary, (a) any Lender that acts as an L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to such outstanding Letter of Credit and (b) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 10.06.
11.14    Governing Law; Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF

ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF ANY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 11.14(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.15    Waiver of Jury Trial.
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
11.16    No Advisory or Fiduciary Responsibility.
In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, the Co-Syndication Agents, the Co-Documentation Agents, the Lenders and the L/C Issuers are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Co-Syndication Agents, the Co-Documentation Agents, the Lenders and the L/C Issuers, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) the Administrative Agent, each Arranger, each Co-Syndication Agent, each Co-Documentation Agent, each Lender and each L/C Issuer is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates or any other Person and (ii) none of the Administrative Agent, any Arranger, any Co-Syndication Agent, any Co-Documentation Agent, any Lender or any L/C Issuer has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arrangers, the Co-Syndication Agents, the Co-Documentation Agents, the Lenders, the L/C Issuers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, any Arranger, any Co-Syndication Agent, any Co-Documentation Agent, any Lender or any L/C Issuer has any obligation to disclose any of such interests to the Borrower and its Affiliates. To the fullest extent permitted by applicable Law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, any Arranger, any Co-Syndication Agent, any Co-Documentation Agent, any Lender or any L/C Issuer with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
11.17    Counterparts; Electronic Execution; Electronic Records.
This Agreement, any other Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower, the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this Section 11.17 may include use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each Lender Party may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (each, an “Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, none of the Administrative Agent, any L/C Issuer or the Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent, such L/C Issuer and/or the Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart.
None of the Administrative Agent or any Lender Party shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or such Lender Party’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and each Lender Party shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).
The Borrower and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document and (ii) waives any claim against the Administrative Agent and each Lender Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

11.18    USA PATRIOT Act Notice.
Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA PATRIOT Act.
11.19    California Judicial Reference.
Without limiting the provisions of Section 11.14, if any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 11.04, the Borrower shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.
11.20    Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Solely to the extent any Lender or any L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or any L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

11.21    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 9560 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (i) clause (i) in the immediately preceding Section 11.21(a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding Section 11.21(a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related hereto or thereto).
11.22    Subsidiary Guarantees.
The Borrower may (but is not required to) cause any of its Domestic Subsidiaries to become a Subsidiary Guarantor, in each case, by each of the Borrower and such Subsidiary executing and delivering to the Administrative Agent a counterpart of the Subsidiary Guarantee Agreement (or, after the initial execution thereof, such Subsidiary executing and delivering to the Administrative Agent a counterpart of the supplement in the form specified in the Subsidiary Guarantee Agreement), together with such evidence of authority, secretary’s certificates and opinions as the Administrative Agent may reasonably request. So long as no Default has occurred and is continuing (or would result from such release), in the event that, immediately after giving effect to the release of any Subsidiary Guarantor from its Guarantee under the Subsidiary Guarantee Agreement, all of the Indebtedness of the Subsidiaries that are not Subsidiary Guarantors is permitted under Section 8.02, then, in each case, promptly following the Borrower’s request, the Administrative Agent shall execute a release of such Subsidiary Guarantor from its Guarantee under the Subsidiary Guarantee Agreement. In connection with an execution by the Administrative Agent of any such release, upon request of the Administrative Agent the Borrower shall deliver a certificate of a Responsible Officer of the Borrower as to the satisfaction of the requirements to such release set forth in the immediately preceding sentence. Any execution and delivery of any release documents by the Administrative Agent pursuant to this Section 11.22 shall be without recourse or warranty by the Administrative Agent.
ARTICLE XII

BORROWER GUARANTY OF CERTAIN SUBSIDIARY OBLIGATIONS
12.01    The Guaranty.
The Borrower hereby (a) guarantees to each holder of Guaranteed Obligations, as a primary obligor and not as surety, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and (b) agrees that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Borrower will promptly pay the same, without any demand or notice whatsoever, and in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the Borrower will promptly pay the same in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. The Guaranty is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to the Guaranteed Obligations whenever arising.
12.02    Obligations Unconditional.
The Guaranty is absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the documents relating to the Guaranteed Obligations, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 12.02 that the obligations of the Borrower under the Guaranty be absolute and unconditional under any and all circumstances. The Borrower agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution for amounts paid under this Article XII until such time as the Guaranteed Obligations have been paid in full. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of the Borrower under the Guaranty, which shall remain absolute and unconditional as described above:

(a)    at any time or from time to time, without notice to the Borrower, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
(b)    any of the acts mentioned in any of the provisions of any document relating to the Guaranteed Obligations shall be done or omitted;
(c)    the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any document relating to the Guaranteed Obligations shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(d)    any Lien granted to, or in favor of any holder of the Guaranteed Obligations as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or
(e)    any of the Guaranteed Obligations shall be determined to be void or voidable (including for the benefit of any creditor of the Borrower) or shall be subordinated to the claims of any Person (including any creditor of the Borrower).
With respect to its obligations under the Guaranty, the Borrower hereby expressly waives, to the fullest extent permitted by applicable Law, diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any holder of the Guaranteed Obligations exhaust any right, power or remedy or proceed against any Person under any document relating to the Guaranteed Obligations or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Borrower agrees that the Borrower shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of rights of subrogation after such time as the Guaranteed Obligations have been paid in full.
12.03    Reinstatement.
The obligations of the Borrower under this Article XII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any Debtor Relief Law or otherwise, and the Borrower agrees that it will indemnify each holder of the Guaranteed Obligations on demand for all reasonable and documented costs and expenses (including the reasonable and documented fees, charges and disbursements of counsel) incurred by such holder of the Guaranteed Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law.
12.04    Certain Agreements.
(a)    Each Cash Management Bank and Hedge Bank that is the holder of any of the Guaranteed Obligations shall have the right individually to enforce the Guaranty and to exercise any powers, rights and remedies under this Article XII.
(b)    Notwithstanding anything to the contrary set forth in this Article XII, by acceptance of the benefits of, or claiming any rights under, the Guaranty, each of the Cash Management Banks, the Hedge Banks and other holders of any Guaranteed Obligations shall be deemed to have irrevocably agreed and acknowledged that (i) the Administrative Agent shall not have any obligations, responsibilities or duties, expressed or implied, whatsoever to any Cash Management Bank, any Hedge Bank or any other holder of any Guarantee Obligations with respect to the Guaranty, the Guaranteed Obligations, the Guaranteed Cash Management Agreements or the Guaranteed Hedge Agreements and, without limiting the foregoing, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, any of the Guaranteed Obligations, (ii) the Cash Management Banks, the Hedge Banks or any other holders of any Guaranteed Obligations (in each case, in its capacity as such) shall have no right to, and shall not, direct or require the Administrative Agent to take any action (or to refrain from taking any action) under this Article XII or otherwise under or with respect to this Agreement or any other Loan Document, including any action by the Administrative Agent to enforce any provisions of this Article XII against the Borrower or any other provision of this Agreement or any other Loan Document against any Loan Party, and none of the Cash Management Banks, the Hedge Banks or any other holders of any Guaranteed Obligations (in each case, each in its capacity as such) shall not take any action, or commence any Proceeding, seeking to require, compel or cause the Administrative Agent to take any such action (or to refrain from taking any such action), (iii) the Cash Management Banks, the Hedge Banks or any other holders of any Guaranteed Obligations (in each case, in its capacity as such) shall have no right to vote on any amendment, waiver or consent under this Agreement or any other Loan Document or to receive any notice with respect thereto and (iv) without limiting anything to the foregoing, no Cash Management Bank, no Hedge Bank and no other holder of any Guaranteed Obligations shall have any right to notice of any action or to consent to, direct or object to, any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.
12.05    Acknowledgement Regarding any Supported QFCs.
To the extent that the Guaranty provides support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree that, with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States), in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, rights under the Guaranty that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such rights could be exercised under the U.S. Special

Resolution Regime if the Supported QFC and the Guaranty were governed by the laws of the United States or a state of the United States.
12.06    Certain Defined Terms.
As used in this Article XII, the following terms shall have the meanings set forth below:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Cash Management Agreement” means any agreement to provide treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.
“Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement with any Subsidiary; provided that (a) at the time such Person enters into such Cash Management Agreement, such Person is a Lender or an Affiliate of a Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender) or (b) such Cash Management Agreement exists at the time such Person or Affiliate of such Person becomes a Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Excluded Swap Obligation” means, with respect to the Borrower, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the Borrower’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of the Borrower) at the time the Guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Swap Obligation that is attributable to Swap Contracts for which the Guaranty is illegal or becomes excluded in accordance with the first sentence of this definition.
“Guaranteed Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Subsidiary and any Cash Management Bank with respect to such Cash Management Agreement. For the avoidance of doubt, (a) a holder of obligations in respect of any Guaranteed Cash Management Agreement shall be subject to Section 12.05 and (b) no Guaranteed Cash Management Agreement shall be a Loan Document.
“Guaranteed Hedge Agreement” means any Swap Contract that is entered into by and between any Subsidiary and any Hedge Bank with respect to such Swap Contract. For the avoidance of doubt, (a) a holder of obligations in respect of any Guaranteed Hedge Agreement shall be subject to Section 12.05 and (b) no Guaranteed Hedge Agreement shall be a Loan Document.
“Guaranteed Obligations” means all obligations of any Subsidiary owing to a Cash Management Bank or Hedge Bank in respect of a Guaranteed Cash Management Agreement and under any Guaranteed Hedge Agreement, other than any Excluded Swap Obligations. For the avoidance of doubt, the Guaranteed Obligations shall not constitute Obligations.
“Guaranty” means the Guaranty made by the Borrower in favor of the holders of the Guaranteed Obligations pursuant to this Article XII.
“Hedge Bank” means any Person in its capacity as a party to a Swap Contract with any Subsidiary; provided that (a) at the time such Person enters into such Swap Contract, such Person is a Lender or an Affiliate of a Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender; provided that, in such case, such Person shall continue to be a Hedge Bank only through the stated termination date of such Swap Contract (without extension or renewal)) or (b) such Swap Contract exists at the time such Person or Affiliate of such Person becomes a Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender; provided that, in such case, such Person shall continue to be a Hedge Bank only through the stated termination date of such Swap Contract (without extension or renewal)).
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“Swap Obligation” means, with respect to the Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
[signature pages intentionally omitted]

Schedule 2.01

Commitments and Applicable Percentages

Revolving Facility

Revolving Lender	Revolving Commitment	Applicable Percentage of Revolving Facility
Bank of America, N.A.	$86,000,000.00	7.818181818%
BNP Paribas	$86,000,000.00	7.818181818%
Citibank, N.A.	$86,000,000.00	7.818181818%
HSBC Bank USA, National Association	$86,000,000.00	7.818181818%
JPMorgan Chase Bank, N.A.	$86,000,000.00	7.818181818%
PNC Bank, National Association	$86,000,000.00	7.818181818%
The Toronto-Dominion Bank, New York Branch	$86,000,000.00	7.818181818%
Truist Bank	$86,000,000.00	7.818181818%
U.S. Bank National Association	$86,000,000.00	7.818181818%
Wells Fargo Bank, National Association	$86,000,000.00	7.818181818%
Fifth Third Bank, National Association	$60,000,000.00	5.454545455%
Goldman Sachs Bank USA	$60,000,000.00	5.454545455%
MUFG Bank, Ltd.	$60,000,000.00	5.454545455%
Standard Chartered Bank	$60,000,000.00	5.454545455%
Total	$1,100,000,000.00	100.000000000%

Term A-1 Facility

Term A-1 Lender	Term A-1 Commitment	Applicable Percentage of Term A-1 Facility
Bank of America, N.A.	$125,000,000.00	16.666666667%
Bank of China, Los Angeles Branch	$121,000,000.00	16.133333333%
PNC Bank, National Association	$100,000,000.00	13.333333333%
Truist Bank	$87,500,000.00	11.666666667%
Industrial and Commercial Bank of China Limited, New York Branch	$75,000,000.00	10.000000000%
U.S. Bank National Association	$37,500,000.00	5.000000000%
City National Bank	$37,500,000.00	5.000000000%
The Toronto-Dominion Bank, New York Branch	$37,500,000.00	5.000000000%
Fifth Third Bank, National Association	$25,000,000.00	3.333333333%
Land Bank of Taiwan, Los Angeles Branch	$15,000,000.00	2.000000000%
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$15,000,000.00	2.000000000%
The Bank of East Asia, Limited, New York Branch	$15,000,000.00	2.000000000%
First Commercial Bank, Ltd. Los Angeles Branch	$10,000,000.00	1.333333333%
Agricultural Bank of China, New York Branch	$10,000,000.00	1.333333333%
Bank of Taiwan, Los Angeles Branch	$10,000,000.00	1.333333333%
Taiwan Cooperative Bank Ltd., Los Angeles Branch	$10,000,000.00	1.333333333%
Mega International Commercial Bank Co., Ltd., Silicon Valley Branch	$7,500,000.00	1.000000000%
Banco de Sabadell, S.A., Miami Branch	$7,500,000.00	1.000000000%
Bank of India	$4,000,000.00	0.533333333%
Total	$750,000,000.00	100.000000000%

Term A-2 Facility

Term A-2 Lender	Term A-2 Commitment	Applicable Percentage of Term A-2 Facility
Bank of America, N.A.	$69,022,842.09	9.203045612%
MUFG Bank, Ltd.	$49,290,888.41	6.572118455%
PNC Bank, National Association	$49,290,888.41	6.572118455%
Sumitomo Mitsui Banking Corporation	$49,290,888.41	6.572118455%
The Toronto-Dominion Bank, New York Branch	$49,290,888.41	6.572118455%
Truist Bank	$49,290,888.41	6.572118455%
U.S. Bank National Association	$49,290,888.41	6.572118455%
Wells Fargo Bank, National Association	$49,290,888.41	6.572118455%
Capital One, National Association	$28,496,294.86	3.799505981%
Fifth Third Bank, National Association	$28,496,294.86	3.799505981%
Goldman Sachs Bank USA	$28,496,294.86	3.799505981%
JPMorgan Chase Bank, N.A.	$69,939,774.02	9.325303203%
The Huntington National Bank	$19,254,253.28	2.567233771%
Scotia Financing (USA) LLC	$18,885,483.00	2.518064400%
State Bank of India, New York Branch	$56,231,808.74	7.497574499%
Agricultural Bank of China, New York Branch	$18,716,216.22	2.162162163%
Comerica Bank	$13,092,892.24	1.745718965%
Taiwan Cooperative Bank Ltd., Los Angeles Branch	$10,135,135.14	1.351351352%
The Bank of East Asia, Limited, New York Branch	$19,230,769.24	2.564102565%
Chugoku Bank Ltd.	$9,230,769.23	1.230769231%
City National Bank	$8,390,998.08	1.118799744%
Standard Chartered Bank	$3,080,680.53	0.410757404%
BNP Paribas	$3,049,309.41	0.406574588%
HSBC Bank USA, National Association	$1,213,965.33	0.161862044%
Total	$750,000,000.00	100.000000000%

3-Year Delayed Draw Term Facility

3-Year Delayed Draw Term Lender	3-Year Delayed Draw Term Commitment	Applicable Percentage of 3-Year Delayed Draw Term Facility
Bank of America, N.A.	$41,666,666.69	16.666666667%
Bank of China, Los Angeles Branch	$40,333,333.33	16.133333333%
PNC Bank, National Association	$33,333,333.33	13.333333333%
Truist Bank	$29,166,666.67	11.666666667%
Industrial and Commercial Bank of China Limited, New York Branch	$25,000,000.00	10.000000000%
U.S. Bank National Association	$12,500,000.00	5.000000000%
City National Bank	$12,500,000.00	5.000000000%
The Toronto-Dominion Bank, New York Branch	$12,500,000.00	5.000000000%
Fifth Third Bank, National Association	$8,333,333.33	3.333333333%
Land Bank of Taiwan, Los Angeles Branch	$5,000,000.00	2.000000000%
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$5,000,000.00	2.000000000%
The Bank of East Asia, Limited, New York Branch	$5,000,000.00	2.000000000%
First Commercial Bank, Ltd. Los Angeles Branch	$3,333,333.33	1.333333333%
Agricultural Bank of China, New York Branch	$3,333,333.33	1.333333333%
Bank of Taiwan, Los Angeles Branch	$3,333,333.33	1.333333333%
Taiwan Cooperative Bank Ltd., Los Angeles Branch	$3,333,333.33	1.333333333%
Mega International Commercial Bank Co., Ltd., Silicon Valley Branch	$2,500,000.00	1.000000000%
Banco de Sabadell, S.A., Miami Branch	$2,500,000.00	1.000000000%
Bank of India	$1,333,333.33	0.533333333%
Total	$250,000,000.00	100.000000000%

5-Year Delayed Draw Term Facility

5-Year Delayed Draw Term Lender	5-Year Delayed Draw Term Commitment	Applicable Percentage of 5-Year Delayed Draw Term Facility
Bank of America, N.A.	$83,333,333.31	16.666666667%
Bank of China, Los Angeles Branch	$80,666,666.67	16.133333333%
PNC Bank, National Association	$66,666,666.67	13.333333333%
Truist Bank	$58,333,333.33	11.666666667%
Industrial and Commercial Bank of China Limited, New York Branch	$50,000,000.00	10.000000000%
U.S. Bank National Association	$25,000,000.00	5.000000000%
City National Bank	$25,000,000.00	5.000000000%
The Toronto-Dominion Bank, New York Branch	$25,000,000.00	5.000000000%
Fifth Third Bank, National Association	$16,666,666.67	3.333333333%
Land Bank of Taiwan, Los Angeles Branch	$10,000,000.00	2.000000000%
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$10,000,000.00	2.000000000%
The Bank of East Asia, Limited, New York Branch	$10,000,000.00	2.000000000%
First Commercial Bank, Ltd. Los Angeles Branch	$6,666,666.67	1.333333333%
Agricultural Bank of China, New York Branch	$6,666,666.67	1.333333333%
Bank of Taiwan, Los Angeles Branch	$6,666,666.67	1.333333333%
Taiwan Cooperative Bank Ltd., Los Angeles Branch	$6,666,666.67	1.333333333%
Mega International Commercial Bank Co., Ltd., Silicon Valley Branch	$5,000,000.00	1.000000000%
Banco de Sabadell, S.A., Miami Branch	$5,000,000.00	1.000000000%
Bank of India	$2,666,666.67	0.533333333%
Total	$500,000,000.00	100.000000000%

Schedule 2.03

L/C Commitments

L/C Issuer	L/C Commitment
Bank of America, N.A.	$75,000,000

EXHIBITS TO CREDIT AGREEMENT
EXHIBIT A
[FORM OF] ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Person identified below as the Assignor (the “Assignor”) and the Person identified below as an Assignee (the “Assignee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement identified below (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the applicable credit facility identified below (including any Letters of Credit and Swing Line Loans included in such credit facility) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is [a Lender] [[an Affiliate] [an Approved Fund] of [identify Lender]][1]

3.	Borrower:	Concentrix Corporation, a Delaware corporation
1 Select as applicable.

4.	Administrative Agent:	Bank of America, N.A.

5.	Credit Agreement:	Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time), among Concentrix Corporation, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto.

6.    Assigned Interest:

Facility Assigned[2]	Aggregate Amount of Commitments/Loans of all Lenders	Amount of Commitments/Loans Assigned[3]	Percentage Assigned of Aggregate Amount of Commitments/Loans of all Lenders[4]
	$	$	%
	$	$	%
	$	$	%

Effective Date:     , 20___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, its Subsidiaries and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Commitment,” “Term A-1 Loan” etc.).
3 Must comply with the minimum assignment amounts set forth in Section 11.06(b)(i) of the Credit Agreement, to the extent such minimum assignment amounts are applicable.
4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]
By:
Name:
Title:

[Consented to and]5 Accepted:
BANK OF AMERICA, N.A., as Administrative
Agent
By:
Name:
Title:
[Consented to:]
[BANK OF AMERICA, N.A.,
as Swing Line Lender]6
By:
Name:
Title:
[L/C ISSUER.
as an L/C Issuer]7
By:
Name:
Title:
[CONCENTRIX CORPORATION]8
By:
Name:
Title:

5 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
6 To be added only if the consent of the Swing Line Lender is required by the terms of the Credit Agreement.
7 To be added only if the consent of the L/C Issuer(s) is required by the terms of the Credit Agreement.
8 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than statements, warranties and representations made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a Lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis, and its decision to enter into this Assignment and Assumption and to purchase the Assigned Interest is made independently and without reliance on the Administrative Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including Section 3.01 thereof), duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the

Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER INCONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AND ASSUMPTION AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

EXHIBIT B
[FORM OF] COMPLIANCE CERTIFICATE1

Financial Statement Date:     , _____
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the [Title]2 of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    The Borrower has delivered the year-end audited financial statements required by Section 7.01(a) of the Credit Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent registered public accounting firm required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    The Borrower has delivered the unaudited financial statements required by Section 7.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and
1 Pursuant to Section 7.02 of the Credit Agreement, the Borrower is not obligated to mark this Certificate as “PUBLIC” and this Certificate should not be marked “PUBLIC” by the Borrower. Notwithstanding the foregoing, in the event that, contrary to past practice, the Borrower affirmatively decides to provide this Certificate to Lenders who do not wish to receive MNPI, then it shall conspicuously mark this certificate as “FOR DISTRIBUTION TO PUBLIC LENDERS”.
2 Pursuant to Section 7.02(a) of the Credit Agreement, to be signed by the chief executive officer, chief financial officer, treasurer or controller.

its Subsidiaries as of such date and their consolidated results of operations and cash flows for the period covered thereby, subject to the absence of footnotes and to normal year-end audit adjustments.
2.    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by such financial statements.
3.    A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its obligations under the Loan Documents, and
[select one:]
[to the best knowledge of the undersigned, during such fiscal period, the Borrower performed and observed each covenant of the Loan Documents applicable to it (except to the extent any breach thereof has been cured or waived and notice thereof has been furnished to the Administrative Agent prior to the date of this Certificate), and no Default has occurred and is continuing on the date of this Certificate.]
--or--
[to the best knowledge of the undersigned, [the following Event of Default has occurred during such fiscal period]3 [the following Event of Default exists on the date of this Certificate]4 and the following sets forth the details thereof what action the Borrower has taken and proposes to take with respect thereto:]
4.    The financial covenant analyses and information set forth on the Schedules attached hereto are true and accurate on and as of the date of this Certificate.
5.    As of the date of this Certificate, the Ratings of the Company assigned by Moody’s and S&P for purposes of the definition of “Applicable Rate” set forth in the Credit Agreement are as set forth below:
a.    Rating assigned by Moody’s
b.    Rating assigned by S&P

3 To include with respect to any Event of Default that has been cured and notice thereof has not previously been furnished to the Administrative Agent.
4 Include with respect to any Event of Default which is ongoing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of [    ], 20[    ].

CONCENTRIX CORPORATION,
a Delaware corporation
By:
Name:
Title:

EXHIBIT C
[FORM OF] LOAN NOTICE
To: Bank of America, N.A., as Administrative Agent

[Date]
Ladies and Gentlemen:
Reference is made to the Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
This notice constitutes a Loan Notice and the Borrower hereby gives you notice, pursuant to Section 2.02(a) of the Credit Agreement, that it requests [a borrowing of Loans (the “Borrowing”)]1 [to [convert] [continue] an existing Borrowing]2 under the Credit Agreement, and in that connection the Borrower specifies the following information:
[Use the following for a borrowing of Loans]
(A)    Facility:3
(B)    Aggregate principal amount of Borrowing:4 $_________________
(C)    Date of Borrowing5 (which shall be a Business Day):
(D)    Type of Borrowing:6
1 Insert for requests for borrowing of Loans.
2 Insert for requests for conversion or continuation of Borrowings.
3 Specify Revolving Facility, Term A-1 Facility, Term A-2 Facility, 3-Year Delayed Draw Term Facility or 5-Year Delayed Draw Term Facility.
4 Must comply with Section 2.02(a) of the Credit Agreement.
5 Must comply with Section 2.02(a) of the Credit Agreement.
6 Specify Base Rate Borrowing or Term SOFR Borrowing. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Term SOFR Borrowing with an Interest Period of one month.

(E)    Interest Period:7
[Use the following for continuations or conversions]
(A)    List date, Type, Class, principal amount and Interest Period (if applicable) of existing Borrowing: ___________________________
(B)    Aggregate principal amount of resulting Borrowing:8 $___________________
(C)    Effective date of conversion or continuation (which shall be a Business Day): ________
(D)    Type of resulting Borrowing:9 _____________________________________________
(E)    Interest Period and last day thereof (if a Term SOFR Borrowing):10 ________________
Very truly yours,
CONCENTRIX CORPORATION
By:
Name:
Title:
7 Applicable to Term SOFR Borrowings only. Shall be subject to the definition of “Interest Period” and can be a period of one, three or six months. Cannot extend beyond the Maturity Date. If an Interest Period is not specified, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
8 Must comply with Section 2.02(a) of the Credit Agreement.
9 Specify Base Rate Borrowing or Term SOFR Borrowing. If no election as to the Type of resulting Borrowing is specified, then the requested Borrowing shall be continued or converted as a Term SOFR Borrowing with an Interest Period of one month.
10 Applicable to Term SOFR Borrowings only. Shall be subject to the definition of “Interest Period” and can be a period of one, three or six months. Cannot extend beyond the Maturity Date. If an Interest Period is not specified, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

EXHIBIT D
[FORM OF] NOTICE OF LOAN PREPAYMENT
Bank of America, N.A., as Administrative Agent [and the Swingline Lender]

[Date]
Ladies and Gentlemen:
Reference is made to the Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Borrower hereby notifies the Administrative Agent [and the Swing Line Lender] that on ______________1, pursuant to the terms of Section 2.05(a) of the Credit Agreement, the Borrower intends to prepay/repay the following Loans as more specifically set forth below:
☐    Voluntary prepayment of [Revolving Loans][Term A-1 Loans][Term A-2 Loans][3-Year Delayed Draw Term Loans][5-Year Delayed Draw Term Loans][Incremental Term Loans] in the following amount(s):
☐    Term SOFR Loans: $    .2
Applicable Interest Period:    month[s].
☐    Base Rate Loans: $    .3
☐     Voluntary prepayment of Swing Line Loans in the following amount(s): $    .
[The prepayment/repayment described herein is conditioned upon the satisfaction of the following conditions: ______.]4
1 Please note advance notice requirements in Section 2.05(a) of the Credit Agreement.
2 Please note minimum prepayment amounts in Section 2.05(a) of the Credit Agreement.
3 Please note minimum prepayment amounts in Section 2.05(a) of the Credit Agreement.
4 To include if prepayment is subject to any conditions. Please note requirements to revoke such notice pursuant to Section 2.05(a)(i).

Very truly yours,
CONCENTRIX CORPORATION
By:
Name:
Title:

EXHIBIT E
[FORM OF] SUBSIDIARY GUARANTEE AGREEMENT
[Attached]

EXHIBIT E
[FORM OF] SUBSIDIARY GUARANTEE AGREEMENT
dated as of
[ ],
among
CONCENTRIX CORPORATION,
the SUBSIDIARY GUARANTORS party hereto
and
BANK OF AMERICA, N.A.,
as Administrative Agent

TABLE OF CONTENTS
Page
Article I

Definitions
SECTION 1.01    Credit Agreement    1
SECTION 1.02    Other Defined Terms    1
Article II

Guarantee
SECTION 2.01    Guarantee    2
SECTION 2.02    Guarantee of Payment; Continuing Guarantee    2
SECTION 2.03    No Limitations    2
SECTION 2.04    Reinstatement    4
SECTION 2.05    Agreement to Pay; Subrogation    4
SECTION 2.06    Information    4
SECTION 2.07    Payments Free of Taxes; Erroneous Payments    4
Article III

Indemnity, Contribution, Subrogation and Subordination
SECTION 3.01    Indemnity and Subrogation    4
SECTION 3.02    Contribution and Subrogation    5
SECTION 3.03    Subordination    5
Article IV

Representations and Warranties
Article V

Miscellaneous
SECTION 5.01    Notices    6
SECTION 5.02    Waivers; Amendment    6
SECTION 5.03    Expenses; Indemnification; Limitation of Liability    6
SECTION 5.04    Survival    7

SECTION 5.05    Counterparts; Effectiveness; Successors and Assigns; Separate Agreement    8
SECTION 5.06    Severability    8
SECTION 5.07    Right of Set-Off    8
SECTION 5.08    Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent    9
SECTION 5.09    WAIVER OF JURY TRIAL    10
SECTION 5.10    Headings    10
SECTION 5.11    Termination or Release    10
SECTION 5.12    Additional Subsidiary Guarantors    11
Exhibits
Exhibit A    Form of Supplement

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SUBSIDIARY GUARANTEE AGREEMENT dated as of [ ] (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among CONCENTRIX CORPORATION, a Delaware corporation (the “Borrower”), the SUBSIDIARY GUARANTORS from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent.
Reference is made to the Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as may be further amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto. The Lenders and L/C Issuers have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth in the Credit Agreement. The Subsidiary Guarantors are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and L/C Issuers to continue to extend and maintain such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
SECTION 1.01    Credit Agreement. (a) Capitalized terms used in this Agreement (including in the introductory paragraph hereto) and not otherwise defined herein have the respective meanings specified in the Credit Agreement.
(b)    The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement, mutatis mutandis.
SECTION 1.02    Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Agreement” has the meaning specified in the preamble hereto.
“Borrower” has the meaning specified in in the preamble hereto
“Claiming Party” has the meaning specified in Section 3.02.
“Contributing Party” has the meaning specified in Section 3.02.
“Credit Agreement” has the meaning specified in the introductory paragraph hereto.

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“Guaranteed Party” means (a) the Administrative Agent, (b) the Lenders, (c) the L/C Issuers, (d) the Arrangers, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the other holders of any of the Obligations.
“Subsidiary Guarantors” means any Domestic Subsidiary that becomes a party hereto pursuant to Section 5.12; provided that if a Domestic Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 5.11(b), such Domestic Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release.
“Supplement” means an instrument in the form of Exhibit A hereto, or any other form approved by the Administrative Agent.
ARTICLE II

GUARANTEE
SECTION 2.01    Guarantee. Each Subsidiary Guarantor guarantees, jointly and severally with the other Subsidiary Guarantors, as a primary obligor and not merely as a surety, by way of an independent payment obligation, the due and punctual payment and performance of all the Obligations. Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any of the Obligations. To the fullest extent permitted by applicable Law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee hereunder and notice of protest for nonpayment.
SECTION 2.02    Guarantee of Payment; Continuing Guarantee. Each Subsidiary Guarantor further agrees, to the fullest extent permitted by applicable Law, that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or other similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any cash collateral security held for the payment of any of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Borrower, any other Loan Party or any other Person. Each Subsidiary Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of the Obligations, whether currently existing or hereafter incurred.
SECTION 2.03    No Limitations. (a) Except for the termination or release of a Subsidiary Guarantor’s obligations hereunder as expressly provided in Section 5.11, to the fullest extent permitted by applicable Law, the obligations of each Subsidiary Guarantor hereunder shall be irrevocable

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and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations, or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable Law, except for the termination or release of its obligations hereunder as expressly provided in Section 5.11, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment, or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement, (iii) any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, (iv) any illegality, lack of validity or enforceability of any of the Obligations, (v) any change in the existence, structure or ownership of any Loan Party, or any bankruptcy, insolvency, receivership or other similar proceeding affecting the Borrower or any Subsidiary Guarantor or its assets or any resulting release or discharge of any of the Obligations, (vi) any change in or the imposition of any Law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of any of the Obligations, (vii) the existence of any claim, set-off or other rights that any Subsidiary Guarantor may have at any time against the Borrower, any other Subsidiary Guarantor, the Administrative Agent, any other Guaranteed Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction or (viii) any other circumstance, act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).
(b)    To the fullest extent permitted by applicable Law and except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.11, each Subsidiary Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party. The Administrative Agent and the other Guaranteed Parties may, at their election, exercise rights with respect to any cash collateral security held by one or more of them, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower, any other Loan Party or any other Subsidiary or exercise any other right or remedy available to them against the Borrower, any other Loan Party or any other Subsidiary, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder (except to the extent the Obligations have been indefeasibly paid in full in cash). To the fullest extent permitted by applicable Law, each Subsidiary Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the

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Borrower, any other Loan Party or any other Subsidiary, as the case may be, or any cash collateral security.
SECTION 2.04    Reinstatement. Each Subsidiary Guarantor agrees that, unless it is released pursuant to Section 5.11(b), this Agreement and its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if and to the extent that at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Party upon the bankruptcy, insolvency, dissolution, liquidation or reorganization of the Borrower, any other Loan Party or otherwise.
SECTION 2.05    Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due (after giving effect to any grace period expressly set forth in the Loan Documents as applicable thereto), whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation. Upon payment by any Subsidiary Guarantor of any sums to the Administrative Agent as provided above, all rights of such Subsidiary Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.
SECTION 2.06    Information. Each Subsidiary Guarantor (a) assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of any of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and (b) agrees that neither the Administrative Agent nor any other Guaranteed Party will have any duty to advise such Subsidiary Guarantor of information known to it or any of them regarding such circumstances or risks.
SECTION 2.07    Payments Free of Taxes; Erroneous Payments. Each Subsidiary Guarantor hereby acknowledges the provisions of Sections 3.01 and 10.11 of the Credit Agreement and agrees to be bound by such provisions with the same force and effect, and to the same extent, as if such Subsidiary Guarantor were a party to the Credit Agreement and as if any references therein to the Borrower were references to such Subsidiary Guarantor.

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ARTICLE III

INDEMNITY, CONTRIBUTION, SUBROGATION AND SUBORDINATION
SECTION 3.01    Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable Law (but subject to Section 3.03), the Borrower agrees that in the event a payment in respect of any Obligation shall be made by any Subsidiary Guarantor under this Agreement, the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.
SECTION 3.02    Contribution and Subrogation. Each Subsidiary Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder in respect of any Obligations and such other Subsidiary Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, such Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties on the date the date of the Supplement hereto executed and delivered by such Contributing Party. Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall (subject to Section 3.03) be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.
SECTION 3.03    Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 3.01 and 3.02 and all other rights of the Subsidiary Guarantors of indemnity, contribution or subrogation under applicable Law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all the Obligations (other than contingent and expense reimbursement obligations not yet due and payable). No failure on the part of the Borrower or any Subsidiary Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations of such Subsidiary Guarantor hereunder.
(b)    Each Subsidiary Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, all Indebtedness and other monetary obligations owed by it to, or to it by, any other Subsidiary Guarantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (other than contingent and expense reimbursement obligations not yet due and payable).

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES
Each Subsidiary Guarantor represents and warrants on each date on which representations and warranties are required to be, or are deemed to be, made under the Loan Documents, to the Administrative Agent and the other Guaranteed Parties that (a) the execution, delivery and performance by such Subsidiary Guarantor of this Agreement have been duly authorized by all necessary corporate or other organizational action on the part of such Subsidiary Guarantor, and constitutes a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms (except for limitations on enforceability under Debtor Relief Laws and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles) and (b) all representations and warranties set forth in the Credit Agreement as to such Subsidiary Guarantor are true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date.
ARTICLE V

MISCELLANEOUS
SECTION 5.01    Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.02 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 11.02 of the Credit Agreement.
SECTION 5.02    Waivers; Amendment. (a) No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and provided under each other Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Subsidiary Guarantor therefrom, shall be effective unless the same shall be permitted by paragraph (b) of this Section, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7
(b)    Except as provided in Sections 5.11 and 5.12 hereof, neither this Agreement nor any provision hereof may be amended or waived except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Subsidiary Guarantor or the Subsidiary Guarantors with respect to which such amendment or waiver is to apply, subject to any consent required in accordance with Section 11.01 of the Credit Agreement.
SECTION 5.03    Expenses; Indemnification; Limitation of Liability. (a) Each Subsidiary Guarantor, jointly with each other such Subsidiary Guarantor and severally, agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder or under the other Loan Documents as provided in Section 11.04(a) of the Credit Agreement as if each reference in such Section to “the Borrower” were a reference to “each Subsidiary Guarantor” and with the same force and effect as if such Subsidiary Guarantor were a party to the Credit Agreement.
(b)    Each Subsidiary Guarantor, jointly with each other such Subsidiary Guarantor and severally, agrees to indemnify each Indemnitee and hold each Indemnitee harmless as provided in Section 11.04(b) of the Credit Agreement as if each reference in such Section to “the Borrower” were a reference to “each Subsidiary Guarantor” and with the same force and effect as if such Subsidiary Guarantor were a party to the Credit Agreement.
(c)    Any amounts payable hereunder, including as provided in Section 5.03(a) or 5.03(b), shall be additional Obligations guaranteed hereby. All amounts due under Section 5.03(a) or 5.03(b) shall be payable not later than 10 Business Days after written demand therefor.
(d)    To the extent permitted by applicable Law (i) no Subsidiary Guarantor shall assert, and each Subsidiary Guarantor hereby waives, any claim against any Indemnitee for any Liabilities arising from the use by others of information or other materials (including any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet or the Platform), except to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of, or a material breach of its obligations under the Credit Agreement by, such Indemnitee, and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing in this Section 5.03(d) shall relieve any Subsidiary Guarantor of any obligation it may have to indemnify or hold harmless any Indemnitee, as provided in Section 5.02(b) or otherwise in any Loan Document, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.
(e)    BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE GUARANTEES CREATED HEREBY, EACH GUARANTEED PARTY ACKNOWLEDGES THE

8
PROVISIONS OF ARTICLE X OF THE CREDIT AGREEMENT AND AGREES TO BE BOUND BY SUCH PROVISIONS AS FULLY AS IF THEY WERE SET FORTH HEREIN.
SECTION 5.04    Survival. All representations and warranties made by the Subsidiary Guarantors hereunder and under any other Loan Document or any certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, each Lender and each L/C Issuer, regardless of any investigation made by any such Person or on their behalf and notwithstanding that the Administrative Agent, any Lender, any L/C Issuer or any Related Party of any of the foregoing may have had notice or knowledge of any Default at the time any credit is extended under the Credit Agreement. All covenants and agreements made by the Subsidiary Guarantors hereunder and under any other Loan Document shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letter of Credit, and shall continue in full force and effect until the Facility Termination Date. The provisions of Sections 2.04, 2.07, 5.03 and this Section 5.04 (and any other provision hereof that by the terms thereof is expressed so to survive) shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit, the occurrence of the Facility Termination Date or the termination of this Agreement or any provision hereof.
SECTION 5.05    Electronic Execution; Counterparts; Effectiveness; Successors and Assigns; Separate Agreement. (a) This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each party hereto agrees that any Electronic Signature on or associated with this Agreement shall be valid and binding on such Person to the same extent as a manual, original signature, and will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms hereof to the same extent as if a manually executed original signature was delivered. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The provisions of Section 11.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
(b)    This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Subsidiary Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any attempted assignment or transfer by any Loan Party shall be null and void), except as expressly provided in this Agreement and the Credit Agreement.

9
(c)    This Agreement shall be construed as a separate agreement with respect to each Subsidiary Guarantor and may be amended, modified, supplemented, waived or released with respect to any Subsidiary Guarantor without the approval of any other Subsidiary Guarantor and without affecting the obligations of any other Subsidiary Guarantor hereunder.
SECTION 5.06    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 5.07    Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of any Subsidiary Guarantor against any and all of the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, such L/C Issuer or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

10
SECTION 5.08    Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.
(a)    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF ANY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY SUBSIDIARY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 5.08(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN

11
INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.01. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
SECTION 5.09    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 5.10    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.
SECTION 5.11    Termination or Release. (a) Subject to Section 2.04, this Agreement and the guarantees made herein shall automatically terminate and be released upon the occurrence of the Facility Termination Date.
(b)    The guarantees made herein shall also be released at the time or times and in the manner set forth in Section 11.22 of the Credit Agreement.
SECTION 5.12    Additional Subsidiary Guarantors. Pursuant to the Credit Agreement, certain Domestic Subsidiaries may enter into this Agreement. Upon the execution and delivery by the Administrative Agent and any such Domestic Subsidiary of a Supplement, such Domestic Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Subsidiary Guarantee Agreement as of the day and year first above written.
CONCENTRIX CORPORATION, as the
Borrower
By

Name:
Title:
[NAME OF SUBSIDIARY GUARANTOR],
as a Subsidiary Guarantor
By

Name:
Title:

BANK OF AMERICA, N.A.,
as the Administrative Agent
By

Name:
Title:

Exhibit A to
the Subsidiary Guarantee Agreement
SUPPLEMENT NO. __ dated as of [ ] (this “Supplement”) to the Subsidiary Guarantee Agreement dated as of [ ], 20[ ], among [Subsidiary Guarantor], the other GUARANTORS party thereto and BANK OF AMERICA, N.A., as the Administrative Agent.
Reference is made to the Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto and (b) the Subsidiary Guarantee Agreement dated as of [ ], 20[ ] (as amended, supplemented or otherwise modified from time to time, the “Subsidiary Guarantee Agreement”), among the Borrower, the other Subsidiary Guarantors party thereto and Bank of America, N.A., as Administrative Agent.
Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement or the Subsidiary Guarantee Agreement, as applicable. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Supplement, mutatis mutandis.
The Subsidiary Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Lenders and the L/C Issuers to extend credit to the Borrower. Section 5.12 of the Subsidiary Guarantee Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement to become a Subsidiary Guarantor under the Subsidiary Guarantee Agreement in order to induce the Lenders and the L/C Issuers to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously made to remain outstanding thereunder.
Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 5.12 of the Subsidiary Guarantee Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and the New Subsidiary hereby agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a “Subsidiary Guarantor” in the Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants that (a) the execution, delivery and performance by the New Subsidiary of this Supplement have been duly authorized by all necessary corporate or other organizational action on the part of the New Subsidiary, and constitutes a legal, valid and binding obligation of the New Subsidiary, enforceable against the New Subsidiary in accordance with its terms (except for limitations on enforceability under Debtor Relief Laws and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles) and (b) all representations and warranties set forth in the Credit Agreement as to the New Subsidiary are true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date.
SECTION 3. This Supplement may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each party hereto agrees that any Electronic Signature on or associated with this Supplement shall be valid and binding on such Person to the same extent as a manual, original signature, and will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms hereof to the same extent as if a manually executed original signature was delivered. This Supplement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The provisions of Section 11.17 of the Credit Agreement are hereby incorporated by reference; mutatis mutandis, as if set forth in full herein. This Supplement shall become effective as to the New Subsidiary when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent.
SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6. To the fullest extent permitted by applicable Law, any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and to the fullest extent permitted by applicable Law, the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Subsidiary Guarantee Agreement.
SECTION 8. The provisions of Sections 5.02, 5.04, 5.05, 5.08 and 5.09 of the Guarantee Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Subsidiary Guarantee Agreement as of the day and year first above written.
[NAME OF NEW SUBSIDIARY], as a Subsidiary Guarantor
By

Name:
Title:
BANK OF AMERICA, N.A., as Administrative Agent
By

Name:
Title:

EXHIBIT F
[FORM OF] SWING LINE LOAN NOTICE
Bank of America, N.A., as Administrative Agent and Swing Line Lender

[Date]
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The undersigned hereby requests a Swing Line Loan:
1.    On    (a Business Day).
2.    In the amount of $    .1

Very truly yours,
CONCENTRIX CORPORATION
By:
Name:
Title:
1 Must comply with Section 2.04(b) of the Credit Agreement.

EXHIBIT G
[FORM OF] NOTE
FOR VALUE RECEIVED, Concentrix Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to [    ] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. Except as otherwise provided in Section 2.04(f) of the Credit Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, as provided for in the Credit Agreement, computed at the per annum rate set forth in the Credit Agreement.
This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guarantees of each Subsidiary Guarantor (if any). Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business; provided that any failure to so record or any error in doing so shall not limit or otherwise affect the obligation of the Borrower to pay any amount owing with respect to the Obligations. The Lender may also attach schedules to this Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
THIS NOTE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer.
CONCENTRIX CORPORATION
By:
Name:
Title:

EXHIBIT H-1
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]
By:
Name:
Title:
Date:    __, 20[ ]

EXHIBIT H-2
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:
Name:
Title:
Date:    __, 20[ ]

EXHIBIT H-3
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:
Name:

Title:
Date:     __, 20[ ]

EXHIBIT H-4
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 11, 2025 (as amended, supplemented, extended, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Concentrix Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:
Name:
Title:
Date:      __, 20[ ]